UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

Annual Report
For the Year Ended
October 31, 2021

First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income ETF (FPE)
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
The First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (2/11/13) to 10/31/21	5 Years Ended 10/31/21	Inception (2/11/13) to 10/31/21
Fund Performance
NAV	11.26%	6.50%	5.86%	37.03%	64.34%
Market Price	11.83%	6.49%	5.88%	36.93%	64.54%
Index Performance
ICE BofA Fixed Rate Preferred Securities Index	6.27%	5.59%	5.84%	31.23%	63.98%
Prior Blended Index(1)	6.10%	5.87%	5.96%	33.03%	65.61%
ICE BofA US Investment Grade Institutional Capital Securities Index	6.56%	6.14%	6.06%	34.71%	67.08%
Blended Index(2)(3)(4)	8.18%	6.76%	N/A	38.68%	N/A

(1)	The Prior Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Prior Blended Index returns are calculated by using the monthly returns of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50/50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(2)	On July 6, 2021, the Fund’s benchmark changed from the Prior Blended Index to the Blended Index, because the Advisor believes that the Blended Index better reflects the investment strategies of the Fund.
(3)	The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly returns of the four indices during each period shown above. At the beginning of each month the four indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(4)	Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Sector Allocation	% of Total Investments
Financials	72.0%
Utilities	8.7
Energy	7.3
Industrials	4.2
Consumer Staples	3.1
Real Estate	2.5
Communication Services	2.2
Total	100.0%

Credit Rating(5)	% of Total Fixed-Income Investments
A	0.7%
A-	0.5
BBB+	11.3
BBB	20.9
BBB-	28.1
BB+	23.0
BB	8.2
BB-	1.7
B+	1.0
B	0.9
Not Rated	3.7
Total	100.0%
Top Ten Holdings	% of Total Investments
Barclays PLC	2.1%
AerCap Holdings N.V.	2.0
Emera, Inc., Series 16-A	1.6
Wells Fargo & Co., Series L	1.5
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	1.3
Credit Suisse Group AG	1.1
JPMorgan Chase & Co., Series V	1.1
Societe Generale S.A.	1.0
Global Atlantic Fin Co.	1.0
Enbridge, Inc., Series 16-A	1.0
Total	13.7%

Country Allocation	% of Total Investments
United States	56.7%
United Kingdom	7.5
Canada	6.0
France	5.3
Bermuda	5.3
Switzerland	3.9
Netherlands	3.9
Italy	2.4
Australia	2.2
Spain	1.6
Multinational	1.3
Mexico	1.0
Denmark	0.8
Japan	0.7
Germany	0.6
Finland	0.4
Sweden	0.2
Chile	0.2
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Senior Vice President, Chief Strategist and Portfolio Manager
Commentary
Market Recap
The 12-month period ended October 31, 2021 was a far less volatile period for the preferred and hybrid securities market relative to the prior year. The beginning of the period was marked by another major leg of the market rebound following the volatility in the spring of 2020 driven by the coronavirus (“COVID-19”) pandemic. A second major leg of the rebound largely concluded by the end of the 2020 calendar year and provided over 450 basis points (“bps”) of total return in the Fund’s Benchmark in the first two months of the period. The Fund’s Benchmark (the “Benchmark”) consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index (“P0P4”), the ICE BofA US Investment Grade Institutional Capital Securities Index (“CIPS”), the ICE USD Contingent Capital Index (“CDLR”), and the ICE BofA US High Yield Institutional Capital Securities Index (“HIPS”), respectively. This time period coincided with President Joe Biden’s U.S. presidential election win, along with an anticipated increase in consumer spending and ending of the COVID-19 pandemic.
As the 2021 calendar year began, a number of headwinds surfaced, most notably a jump in Treasury yields. The 10-Year U.S. Treasury yield increased by over 80 bps in the first quarter of 2021. This led to some volatility in the preferred and hybrid market, with a larger pullback in the $25 par retail market compared to the $1,000 par institutional market.
U.S. Treasury yields rallied and consolidated over the following seven months of the fiscal year. This rate environment was supportive of the preferred and hybrid securities market in general, leading to further yield spread tightening. From a credit perspective, U.S. and European banks reported very strong results over the course of the 12-month period ended October 31, 2021, leading equity analysts to lift consensus earnings estimates for the 2021 fiscal year by approximately 75% for U.S. banks and over 50% for European banks compared to beginning of year estimates. In addition to strong earnings, loan quality and capital trended well. Both the Federal Reserve (the “Fed”) and the European Central Bank echoed this strong performance by lifting restrictions on common equity distributions. Away from banks, other major sectors within the preferred securities market, including insurance, utilities and real estate investment trusts demonstrated stable credit metrics and positive earnings trends, while rising oil prices provided a nice tail wind for the energy sector.
During the 12-month period ended October 31, 2021, The $25 par retail market was the most volatile market segment for the period, but still managed to return 7.73% (P0P4). The investment-grade (“IG”) $1,000 par market significantly underperformed their non-IG counterparts during the risk-on period, returning 6.58% (CIPS). European contingent convertible capital securities (“CoCos”) also performed well during the period, returning 8.61% (CDLR). The non-investment grade (“non-IG”) $1,000 par securities outperformed all other parts of the preferred and hybrid securities market, returning 13.13% (HIPS).
Performance Analysis
For the 12-month period ended October 31, 2021 the net asset value (“NAV”) and market price total return for the Fund were 11.26% and 11.83%, respectively. This compares to a total return of 8.18% for the Fund’s Benchmark. The Fund’s outperformance compared to its Benchmark during the period was primarily a result of its overweight allocation and security selection to non-IG securities, security selection within non-US bank CoCos and security selection within IG securities. The Fund also benefited from its security selection within newly issued securities and $25 par retail securities.

Portfolio Commentary (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2021 (Unaudited)
After the announcement of multiple vaccines with proven efficacy against COVID-19 early in the period and the subsequent reopening of the U.S. economy, non-IG securities outperformed all other parts of the preferred and hybrid market. As a result, the yield between IG and non-IG securities compressed significantly. The Fund benefited from its better security selection and overweight allocation to non-IG securities relative to the Benchmark during the period. Specifically, the Fund’s holdings within U.S. pipelines, aircraft lessors and food and dairy issuers all added a substantial amount of alpha relative to the Benchmark.
Returns within the IG institutional segment of the market were also strong during the period, although they trailed all other segments of the $1,000 par institutional market. The Fund benefited from its superior security selection within its IG institutional holdings versus the Benchmark during the period. This was due to a combination of factors, including security selection within $1,000 par insurers, allocation to institutional floaters, which are not held in the Benchmark, and the Fund’s overweight allocation to higher reset variable rate securities. In general, the Fund has focused on remaining overweight to lower duration sensitive securities, such as shorter call securities and defensive variable rate securities, in order to offset the potential impact of rising interest rates.
With the reopening economy and increased inflation expectations, the 10-Year Treasury yield moved significantly higher during the period. This contributed to the elevated volatility within the $25 par retail market, which has a longer duration profile than the $1,000 par institutional market due to their overweight to fixed-for-life coupon structures. The Fund took advantage of the volatility during the period and outperformed significantly across both IG and non-IG retail holdings while still maintaining an underweight allocation relative to the Benchmark.
Another area of outperformance for the Fund was its superior security selection within non-U.S. bank CoCos. Similar to U.S. banks, non-U.S. banks benefited from improved economic conditions, generally resulting in better-than-expected earnings and lower loan loss provisions than previously forecasted. The Fund’s holdings in United Kingdom, French and Italian banks drove the outperformance in this market segment.
Finally, the new issuance market in fiscal year 2021 proved to be significantly more competitive than during the second or third quarter of 2020, as the demand for yield drove down coupons and spreads on new deals. However, the Fund managed to outperform versus the Benchmark within the primary market over the same time period. The Fund selectively focused on newly issued securities with the best combination of credit, relative valuation and structure.
Market and Fund Outlook
Looking ahead, we believe preferreds offer better relative value than most other fixed income due to the high yields, combined with the high credit quality of the issuers and intermediate to low duration profile. At the same time, with investor demand for yield leading to a tightening to near fair value for preferreds, in our opinion, we expect income to be the biggest driver of returns over the next 12 months.
With credit fundamentals stable, and the market fairly valued, in our view, we believe that interest rate volatility is the biggest potential risk heading into 2022. In our opinion, active management is beneficial in the current environment where a number of potential catalysts exist that could lead to higher interest rates including uncertainty over the composition of the Fed’s board. We believe that a dovish tilt to the makeup of the Fed’s leadership could result in steepening of the yield curve. Other catalysts for rate volatility also persist, such as tapering of the Fed’s bond purchase program, inflationary pressures and potential increases in federal spending and taxation. Given the confluence of factors potentially affecting interest rates, we have selectively sought out value in preferreds across the entire yield curve but maintain a bias towards the shorter end along with securities that contain a component of rate protection, such as variable rate securities. We will also focus on improving the composition of the Fund by reducing exposure to higher risk security structures and targeting relative value swaps in favor of improving security structure combined with improved valuation.

First Trust Preferred Securities and Income ETF (FPE)
Understanding Your Fund Expenses
October 31, 2021 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$1,030.30	0.85%	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
October 31, 2021
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 24.2%
	Banks – 4.0%
2,984	Atlantic Union Bankshares Corp., Series A	6.88%	(a)	$83,731
219,745	Bank of America Corp., Series GG	6.00%	(a)	5,849,612
109,857	Bank of America Corp., Series LL	5.00%	(a)	2,937,576
1,401,156	Bank of America Corp., Series NN	4.38%	(a)	35,589,363
581,144	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (b)	6.50%	10/30/40	15,952,403
126	Citizens Financial Group, Inc., Series E	5.00%	(a)	3,340
629,578	Fifth Third Bancorp, Series A (c)	6.00%	(a)	16,797,141
165,096	First Midwest Bancorp, Inc., Series A	7.00%	(a)	4,655,707
1,093	First Republic Bank, Series I	5.50%	(a)	28,986
2,301	First Republic Bank, Series K	4.13%	(a)	57,640
886,828	First Republic Bank, Series M	4.00%	(a)	21,620,867
521,873	Fulton Financial Corp., Series A	5.13%	(a)	13,735,697
68,483	Huntington Bancshares, Inc., Series H	4.50%	(a)	1,742,892
106,987	JPMorgan Chase & Co., Series DD	5.75%	(a)	2,915,396
486,165	JPMorgan Chase & Co., Series LL	4.63%	(a)	12,708,353
34,696	KeyCorp, Series F	5.65%	(a)	943,037
154	KeyCorp, Series G	5.63%	(a)	4,269
327,698	People’s United Financial, Inc., Series A (d)	5.63%	(a)	9,257,469
883,007	Pinnacle Financial Partners, Inc., Series B	6.75%	(a)	24,891,967
548,477	PNC Financial Services Group (The), Inc., Series P (d)	6.13%	(a)	14,106,829
1,430,842	Signature Bank, Series A	5.00%	(a)	37,058,808
112,521	Texas Capital Bancshares, Inc., Series B	5.75%	(a)	2,988,558
93,934	Truist Financial Corp., Series R	4.75%	(a)	2,503,341
34,719	US Bancorp, Series F (d)	6.50%	(a)	881,168
8,129	US Bancorp, Series M	4.00%	(a)	203,306
114,932	Valley National Bancorp, Series B (d)	5.50%	(a)	2,974,440
356,853	Wells Fargo & Co., Series DD	4.25%	(a)	8,907,051
297,283	Wells Fargo & Co., Series Y	5.63%	(a)	7,708,548
696,144	WesBanco, Inc., Series A (d)	6.75%	(a)	19,993,256
599,780	Western Alliance Bancorp, Series A (d)	4.25%	(a)	15,750,223
585	Wintrust Financial Corp., Series D (d)	6.50%	(a)	16,310
790,016	Wintrust Financial Corp., Series E (d)	6.88%	(a)	22,310,052
				305,177,336
	Capital Markets – 1.9%
149,076	Affiliated Managers Group, Inc.	5.88%	03/30/59	4,108,535
338,654	Affiliated Managers Group, Inc.	4.75%	09/30/60	8,774,525
980,305	Affiliated Managers Group, Inc.	4.20%	09/30/61	24,277,253
568,686	Apollo Global Management, Inc., Series B	6.38%	(a)	15,348,835
23,094	Brightsphere Investment Group, Inc.	5.13%	08/01/31	581,045
1,264,508	Carlyle Finance LLC	4.63%	05/15/61	32,858,240
883,762	KKR Group Finance Co., IX LLC	4.63%	04/01/61	23,185,496
419,601	Oaktree Capital Group LLC, Series A	6.63%	(a)	11,249,503
809,179	Oaktree Capital Group LLC, Series B	6.55%	(a)	22,090,587
				142,474,019
	Consumer Finance – 0.1%
151,743	Capital One Financial Corp., Series I	5.00%	(a)	4,040,916
88,063	Capital One Financial Corp., Series J	4.80%	(a)	2,306,370
				6,347,286
	Diversified Financial Services – 0.4%
1,044,897	Equitable Holdings, Inc., Series A	5.25%	(a)	27,773,362
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Diversified Telecommunication Services – 0.9%
701,350	AT&T, Inc., Series C	4.75%	(a)	$18,263,154
957,617	Qwest Corp.	6.50%	09/01/56	24,582,028
1,096,309	Qwest Corp.	6.75%	06/15/57	28,843,890
				71,689,072
	Electric Utilities – 1.7%
718,272	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	17,996,305
676,629	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	17,463,794
222,128	SCE Trust III, Series H (d)	5.75%	(a)	5,724,239
475,071	SCE Trust IV, Series J (d)	5.38%	(a)	11,905,279
730,999	SCE Trust V, Series K (d)	5.45%	(a)	18,918,254
606,235	Southern (The) Co.	4.95%	01/30/80	16,119,789
1,735,563	Southern (The) Co., Series C	4.20%	10/15/60	44,378,346
				132,506,006
	Equity Real Estate Investment Trusts – 1.0%
470,685	Agree Realty Corp., Series A	4.25%	(a)	11,555,317
6,476	DigitalBridge Group, Inc., Series I	7.15%	(a)	168,376
2,028	DigitalBridge Group, Inc., Series J	7.13%	(a)	53,276
820,767	Global Net Lease, Inc., Series A	7.25%	(a)	21,733,910
62,519	National Storage Affiliates Trust, Series A	6.00%	(a)	1,656,128
1,410,974	Public Storage, Series P	4.00%	(a)	35,754,081
338,584	Vornado Realty Trust, Series N	5.25%	(a)	9,246,729
				80,167,817
	Food Products – 1.1%
136,364	CHS, Inc., Series 1	7.88%	(a)	3,889,102
1,299,492	CHS, Inc., Series 2 (d)	7.10%	(a)	36,203,847
1,107,940	CHS, Inc., Series 3 (d)	6.75%	(a)	31,155,273
469,578	CHS, Inc., Series 4	7.50%	(a)	13,613,066
				84,861,288
	Gas Utilities – 0.2%
573,708	South Jersey Industries, Inc.	5.63%	09/16/79	15,340,952
54,557	Spire, Inc., Series A	5.90%	(a)	1,500,863
				16,841,815
	Independent Power & Renewable Electricity Producers – 0.2%
709,005	Brookfield Renewable Partners L.P., Series 17	5.25%	(a)	18,767,362
	Insurance – 6.1%
1,841,148	Aegon Funding Co., LLC	5.10%	12/15/49	49,600,527
2,051,199	American Equity Investment Life Holding Co., Series A (d)	5.95%	(a)	57,228,452
837,395	American Equity Investment Life Holding Co., Series B (d)	6.63%	(a)	23,974,619
312,756	AmTrust Financial Services, Inc.	7.25%	06/15/55	6,223,844
344,925	AmTrust Financial Services, Inc.	7.50%	09/15/55	6,898,500
624,520	Arch Capital Group Ltd., Series G	4.55%	(a)	16,206,294
297,195	Aspen Insurance Holdings Ltd.	5.63%	(a)	8,214,470
1,503,772	Aspen Insurance Holdings Ltd.	5.63%	(a)	39,789,807
634,698	Aspen Insurance Holdings Ltd. (d)	5.95%	(a)	17,320,909
867,829	Assurant, Inc.	5.25%	01/15/61	23,440,061
854,500	Athene Holding Ltd., Series A (d)	6.35%	(a)	25,541,005
458,646	Athene Holding Ltd., Series C (d)	6.38%	(a)	13,245,697
456,452	Axis Capital Holdings Ltd., Series E	5.50%	(a)	11,511,720
649,013	CNO Financial Group, Inc. (c)	5.13%	11/25/60	17,523,351

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
1,239,606	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (b)	3.31%	05/15/37	$29,812,524
709,808	Enstar Group Ltd., Series D (d)	7.00%	(a)	20,790,276
584,601	Global Indemnity Group LLC	7.88%	04/15/47	15,082,706
817,668	Globe Life, Inc.	4.25%	06/15/61	21,304,340
2,816	Hartford Financial Services Group (The), Inc. (d)	7.88%	04/15/42	73,385
209,334	Phoenix Cos. (The), Inc.	7.45%	01/15/32	3,885,762
695,711	Prudential Financial, Inc.	4.13%	09/01/60	17,984,129
174	Reinsurance Group of America, Inc. (d)	6.20%	09/15/42	4,561
73,560	Reinsurance Group of America, Inc. (d)	5.75%	06/15/56	2,099,402
1,431,643	RenaissanceRe Holdings Ltd., Series G	4.20%	(a)	36,048,771
23,522	Selective Insurance Group, Inc., Series B	4.60%	(a)	599,576
312,958	W.R. Berkley Corp.	5.10%	12/30/59	8,402,922
				472,807,610
	Mortgage Real Estate Investment Trusts – 1.0%
648,252	AGNC Investment Corp., Series C (d)	7.00%	(a)	16,452,636
356,561	AGNC Investment Corp., Series D (d)	6.88%	(a)	9,138,658
60,514	AGNC Investment Corp., Series E (d)	6.50%	(a)	1,569,128
700,147	AGNC Investment Corp., Series F (d)	6.13%	(a)	17,734,724
832,218	Annaly Capital Management, Inc., Series F (d)	6.95%	(a)	21,096,726
291,907	Annaly Capital Management, Inc., Series I (d)	6.75%	(a)	7,674,235
				73,666,107
	Multi-Utilities – 1.5%
463,067	Algonquin Power & Utilities Corp. (d)	6.88%	10/17/78	12,776,019
649,255	Algonquin Power & Utilities Corp., Series 19-A (d)	6.20%	07/01/79	18,133,692
620,856	Brookfield Infrastructure Partners L.P., Series 13	5.13%	(a)	15,701,448
201,618	CMS Energy Corp.	5.88%	10/15/78	5,484,010
99,442	CMS Energy Corp.	5.88%	03/01/79	2,734,655
426,546	CMS Energy Corp., Series C	4.20%	(a)	10,578,341
421,935	DTE Energy Co., Series E	5.25%	12/01/77	11,042,039
925,063	Integrys Holding, Inc. (c) (d)	6.00%	08/01/73	25,346,726
389,635	Sempra Energy	5.75%	07/01/79	10,870,816
				112,667,746
	Oil, Gas & Consumable Fuels – 1.3%
957	DCP Midstream L.P., Series B (d)	7.88%	(a)	24,145
1,769	DCP Midstream L.P., Series C (d)	7.95%	(a)	44,561
1,786	Enbridge, Inc., Series B (d)	6.38%	04/15/78	47,972
95,333	Energy Transfer L.P., Series C (d)	7.38%	(a)	2,406,205
5,469	Energy Transfer L.P., Series D (d)	7.63%	(a)	136,944
1,991,206	Energy Transfer L.P., Series E (d)	7.60%	(a)	50,815,577
657,717	NuStar Energy L.P., Series A (d)	8.50%	(a)	16,120,644
30,709	NuStar Energy L.P., Series C (d)	9.00%	(a)	798,741
1,010,986	NuStar Logistics L.P., 3 Mo. LIBOR + 6.73% (b)	6.86%	01/15/43	25,507,177
				95,901,966
	Real Estate Management & Development – 1.3%
1,423,026	Brookfield Property Partners L.P., Series A	5.75%	(a)	34,736,064
174,531	Brookfield Property Partners L.P., Series A-1	6.50%	(a)	4,485,447
1,211,848	Brookfield Property Partners L.P., Series A2	6.38%	(a)	31,435,337
1,316,336	Brookfield Property Preferred L.P.	6.25%	07/26/81	32,684,623
				103,341,471
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Thrifts & Mortgage Finance – 0.3%
809,909	New York Community Bancorp, Inc., Series A (d)	6.38%	(a)	$23,689,838
94,425	Washington Federal, Inc., Series A	4.88%	(a)	2,487,155
				26,176,993
	Trading Companies & Distributors – 0.7%
813,129	Air Lease Corp., Series A (d)	6.15%	(a)	21,987,008
941,715	WESCO International, Inc., Series A (d)	10.63%	(a)	29,569,851
				51,556,859
	Wireless Telecommunication Services – 0.5%
251,209	United States Cellular Corp.	6.25%	09/01/69	6,898,199
295,893	United States Cellular Corp.	5.50%	03/01/70	7,873,713
996,918	United States Cellular Corp.	5.50%	06/01/70	26,498,080
				41,269,992
	Total $25 Par Preferred Securities			1,863,994,107
	(Cost $1,766,889,566)
$100 PAR PREFERRED SECURITIES – 0.8%
	Banks – 0.6%
88,231	AgriBank FCB (d)	6.88%	(a)	9,595,121
63,800	CoBank ACB, Series F (d)	6.25%	(a)	6,651,150
118,243	CoBank ACB, Series G	6.13%	(a)	12,151,833
49,330	CoBank ACB, Series H (d)	6.20%	(a)	5,463,298
120,015	Farm Credit Bank of Texas (d) (e)	6.75%	(a)	13,021,627
				46,883,029
	Food Products – 0.2%
700	Dairy Farmers of America, Inc. (e)	7.88%	(a)	71,575
167,250	Dairy Farmers of America, Inc. (f)	7.88%	(a)	16,808,625
				16,880,200
	Total $100 Par Preferred Securities			63,763,229
	(Cost $62,417,354)
$1,000 PAR PREFERRED SECURITIES – 2.4%
	Banks – 2.3%
44,534	Bank of America Corp., Series L	7.25%	(a)	63,782,485
72,043	Wells Fargo & Co., Series L	7.50%	(a)	109,503,199
				173,285,684
	Diversified Financial Services – 0.1%
7,900	Compeer Financial ACA (d) (e)	6.75%	(a)	8,393,750
	Total $1,000 Par Preferred Securities			181,679,434
	(Cost $169,312,879)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 68.8%
	Banks – 31.0%
$35,549,000	Australia & New Zealand Banking Group Ltd. (d) (e) (g)	6.75%	(a)	40,914,944
39,900,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (d) (g)	6.50%	(a)	42,892,500
11,250,000	Banco Mercantil del Norte S.A. (d) (e) (g)	7.50%	(a)	12,364,650
15,700,000	Banco Mercantil del Norte S.A. (d) (e) (g)	7.63%	(a)	17,262,464
21,630,000	Banco Mercantil del Norte S.A. (d) (e) (g)	8.38%	(a)	25,314,887

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$10,600,000	Banco Mercantil del Norte S.A. (d) (e) (g)	5.75%	10/04/31	$11,303,893
35,600,000	Banco Santander S.A. (d) (g)	4.75%	(a)	35,873,052
37,800,000	Banco Santander S.A. (d) (g) (h)	7.50%	(a)	40,976,599
9,528,000	Bank of America Corp., Series X (d)	6.25%	(a)	10,391,475
42,800,000	Bank of Nova Scotia (The) (d)	4.90%	(a)	45,782,304
24,300,000	Barclays PLC (d) (g)	4.38%	(a)	23,967,090
30,400,000	Barclays PLC (d) (g)	6.13%	(a)	33,430,576
5,760,000	Barclays PLC (d) (g)	7.75%	(a)	6,270,048
43,390,000	Barclays PLC (d) (g) (h)	7.88%	(a)	44,385,150
138,150,000	Barclays PLC (d) (g)	8.00%	(a)	154,123,594
11,600,000	BBVA Bancomer S.A. (d) (e) (g)	5.88%	09/13/34	12,632,226
12,540,000	BNP Paribas S.A. (d) (e) (g)	6.63%	(a)	13,590,225
42,500,000	BNP Paribas S.A. (d) (e) (g)	7.38%	(a)	48,798,287
1,000,000	CIT Group, Inc., Series A (d)	5.80%	(a)	1,018,750
36,514,000	Citigroup, Inc. (d)	3.88%	(a)	36,924,782
781,000	Citigroup, Inc. (d)	5.90%	(a)	810,288
23,272,000	Citigroup, Inc. (d)	5.95%	(a)	24,086,520
29,897,000	Citigroup, Inc., Series D (d)	5.35%	(a)	30,734,116
16,200,000	Citigroup, Inc., Series P (d)	5.95%	(a)	17,496,000
34,250,000	Citigroup, Inc., Series T (d)	6.25%	(a)	39,514,225
20,393,000	Citigroup, Inc., Series W (d)	4.00%	(a)	20,877,334
29,875,000	Citigroup, Inc., Series Y (d)	4.15%	(a)	30,054,250
20,560,000	Citizens Financial Group, Inc., Series F (d)	5.65%	(a)	22,590,300
21,030,000	Citizens Financial Group, Inc., Series G (d)	4.00%	(a)	21,240,300
20,474,000	CoBank ACB, Series I (d)	6.25%	(a)	23,007,657
14,400,000	Comerica, Inc. (d)	5.63%	(a)	15,930,000
11,200,000	Commerzbank AG (d) (g) (h)	7.00%	(a)	12,077,184
38,310,000	Credit Agricole S.A. (d) (e) (g)	6.88%	(a)	42,303,817
47,700,000	Credit Agricole S.A. (d) (e) (g)	7.88%	(a)	52,862,332
3,000,000	Credit Agricole S.A. (d) (g) (h)	7.88%	(a)	3,324,675
43,500,000	Credit Agricole S.A. (d) (e) (g)	8.13%	(a)	52,218,661
20,200,000	Danske Bank A.S. (d) (g) (h)	4.38%	(a)	20,403,636
21,313,000	Danske Bank A.S. (d) (g) (h)	6.13%	(a)	22,631,742
15,960,000	Danske Bank A.S. (d) (g) (h)	7.00%	(a)	17,810,323
7,650,000	Farm Credit Bank of Texas, Series 3 (d) (e)	6.20%	(a)	8,415,000
20,300,000	Farm Credit Bank of Texas, Series 4 (d) (e)	5.70%	(a)	22,228,500
23,383,000	Fifth Third Bancorp, Series H (d)	5.10%	(a)	23,938,346
19,500,000	Fifth Third Bancorp, Series L (d)	4.50%	(a)	21,035,625
12,800,000	HSBC Holdings PLC (d) (g)	4.60%	(a)	12,750,464
49,619,000	HSBC Holdings PLC (d) (g)	6.38%	(a)	54,044,767
23,300,000	Huntington Bancshares, Inc., Series G (d)	4.45%	(a)	24,960,125
35,836,000	ING Groep N.V. (d) (g)	5.75%	(a)	38,934,201
25,179,000	ING Groep N.V. (d) (g)	6.50%	(a)	27,665,552
22,263,000	ING Groep N.V. (d) (g) (h)	6.88%	(a)	22,819,575
34,125,000	Intesa Sanpaolo S.p.A. (d) (e) (g)	7.70%	(a)	38,177,344
28,300,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (b)	3.60%	(a)	28,370,603
38,896,000	JPMorgan Chase & Co., Series Q (d)	5.15%	(a)	40,032,930
12,861,000	JPMorgan Chase & Co., Series R (d)	6.00%	(a)	13,450,998
78,862,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (b)	3.45%	(a)	78,901,895
19,651,000	JPMorgan Chase & Co., Series Z, 3 Mo. LIBOR + 3.80% (b)	3.93%	(a)	19,778,415
32,100,000	Lloyds Banking Group PLC (d) (g)	6.75%	(a)	36,709,078
62,814,000	Lloyds Banking Group PLC (d) (g)	7.50%	(a)	69,566,505
17,800,000	M&T Bank Corp. (d)	3.50%	(a)	17,533,000
16,900,000	M&T Bank Corp., Series G (d)	5.00%	(a)	17,618,250
8,500,000	Natwest Group PLC (d) (g)	6.00%	(a)	9,417,405
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$21,325,000	Natwest Group PLC (d) (g)	8.00%	(a)	$25,030,539
27,000,000	Nordea Bank Abp (d) (e) (g)	6.63%	(a)	30,897,990
21,550,000	PNC Financial Services Group (The), Inc., Series T (d)	3.40%	(a)	21,307,563
17,400,000	Regions Financial Corp., Series D (d)	5.75%	(a)	19,248,750
2,400,000	Skandinaviska Enskilda Banken AB (d) (g) (h)	5.13%	(a)	2,548,457
73,600,000	Societe Generale S.A. (d) (e) (g)	5.38%	(a)	78,384,000
53,289,000	Societe Generale S.A. (d) (e) (g)	7.88%	(a)	58,847,043
20,000,000	Societe Generale S.A. (d) (g) (h)	7.88%	(a)	22,086,000
11,500,000	Societe Generale S.A. (d) (e) (g)	8.00%	(a)	13,409,058
68,460,000	Standard Chartered PLC (d) (e) (g)	4.30%	(a)	65,911,234
25,600,000	Standard Chartered PLC (d) (e) (g)	6.00%	(a)	27,891,200
31,600,000	SVB Financial Group, Series C (d)	4.00%	(a)	31,677,420
50,341,000	SVB Financial Group, Series D (d)	4.25%	(a)	50,586,412
13,400,000	Swedbank AB, Series NC5 (d) (g) (h)	5.63%	(a)	14,446,607
8,350,000	Texas Capital Bancshares, Inc. (d)	4.00%	05/06/31	8,702,825
16,969,000	Truist Financial Corp., Series P (d)	4.95%	(a)	18,458,030
56,950,000	UniCredit S.p.A. (d) (g) (h)	8.00%	(a)	62,334,338
4,400,000	UniCredit S.p.A. (d) (e)	7.30%	04/02/34	5,311,090
13,500,000	UniCredit S.p.A. (d) (e)	5.46%	06/30/35	14,786,213
18,685,000	US Bancorp (d)	3.70%	(a)	18,657,907
41,077,000	Wells Fargo & Co., Series BB (d)	3.90%	(a)	41,872,867
				2,386,934,977
	Capital Markets – 8.6%
40,096,000	Apollo Management Holdings L.P. (d) (e)	4.95%	01/14/50	41,538,910
23,900,000	Bank of New York Mellon (The) Corp., Series G (d)	4.70%	(a)	26,067,730
47,674,000	Charles Schwab (The) Corp., Series G (d)	5.38%	(a)	52,500,993
61,850,000	Charles Schwab (The) Corp., Series I (d)	4.00%	(a)	63,730,240
56,800,000	Credit Suisse Group AG (d) (e) (g)	5.25%	(a)	59,143,000
15,000,000	Credit Suisse Group AG (d) (e) (g)	6.25%	(a)	16,170,150
41,500,000	Credit Suisse Group AG (d) (e) (g)	6.38%	(a)	45,286,875
4,407,000	Credit Suisse Group AG (d) (e) (g)	7.50%	(a)	4,814,648
76,900,000	Credit Suisse Group AG (d) (e) (g)	7.50%	(a)	81,936,950
4,000,000	Deutsche Bank AG (d) (g)	7.50%	(a)	4,380,000
22,575,000	EFG International AG (d) (g) (h)	5.50%	(a)	23,770,346
54,467,000	Goldman Sachs Group (The), Inc., Series Q (d)	5.50%	(a)	58,568,365
9,600,000	Goldman Sachs Group (The), Inc., Series R (d)	4.95%	(a)	10,128,000
13,870,000	Goldman Sachs Group (The), Inc., Series T (d)	3.80%	(a)	13,904,675
17,810,000	Goldman Sachs Group (The), Inc., Series U (d)	3.65%	(a)	17,720,950
25,171,000	Goldman Sachs Group (The), Inc., Series V (d)	4.13%	(a)	25,270,425
20,856,000	Morgan Stanley, Series H, 3 Mo. LIBOR + 3.61% (b)	3.73%	(a)	20,963,642
29,453,000	Morgan Stanley, Series M (d)	5.88%	(a)	33,691,655
26,389,000	UBS Group AG (d) (g) (h)	6.88%	(a)	29,836,063
28,500,000	UBS Group AG (d) (e) (g)	7.00%	(a)	30,835,433
				660,259,050
	Consumer Finance – 1.1%
47,679,000	American Express Co. (d)	3.55%	(a)	47,994,873
35,077,000	Capital One Financial Corp., Series M (d)	3.95%	(a)	35,734,694
				83,729,567
	Diversified Financial Services – 2.8%
64,250,000	American AgCredit Corp. (d) (e)	5.25%	(a)	65,695,625
40,400,000	Ares Finance Co., III LLC (d) (e)	4.13%	06/30/51	41,538,973
28,250,000	Capital Farm Credit ACA, Series 1 (d) (e)	5.00%	(a)	29,309,375

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Diversified Financial Services (Continued)
$13,950,000	Compeer Financial ACA (d) (e)	4.88%	(a)	$14,159,250
11,900,000	Depository Trust & Clearing (The) Corp., Series D (d) (e)	3.38%	(a)	12,041,312
32,708,000	Voya Financial, Inc. (d)	5.65%	05/15/53	34,299,571
16,548,000	Voya Financial, Inc., Series A (d)	6.13%	(a)	17,623,620
				214,667,726
	Diversified Telecommunication Services – 0.6%
12,882,000	Koninklijke KPN N.V. (d) (e)	7.00%	03/28/73	13,678,752
32,310,000	Koninklijke KPN N.V. (d) (h)	7.00%	03/28/73	34,308,373
				47,987,125
	Electric Utilities – 3.4%
18,918,000	Duke Energy Corp. (d)	4.88%	(a)	20,128,752
101,667,000	Emera, Inc., Series 16-A (d)	6.75%	06/15/76	119,726,109
53,444,000	Enel S.p.A. (d) (e)	8.75%	09/24/73	60,469,214
25,726,000	Southern (The) Co., Series 21-A (d)	3.75%	09/15/51	26,200,902
31,016,000	Southern California Edison Co., Series E (d)	6.25%	(a)	31,216,602
				257,741,579
	Energy Equipment & Services – 0.5%
3,524,000	Transcanada Trust (d)	5.63%	05/20/75	3,753,060
29,200,000	Transcanada Trust (d)	5.50%	09/15/79	31,937,500
				35,690,560
	Food Products – 1.7%
8,200,000	Dairy Farmers of America, Inc. (f)	7.13%	(a)	8,323,000
25,362,000	Land O’Lakes Capital Trust I (f)	7.45%	03/15/28	29,322,274
44,888,000	Land O’Lakes, Inc. (e)	7.00%	(a)	47,374,797
13,010,000	Land O’Lakes, Inc. (e)	7.25%	(a)	14,120,339
31,520,000	Land O’Lakes, Inc. (e)	8.00%	(a)	34,202,982
				133,343,392
	Independent Power & Renewable Electricity Producers – 0.2%
14,786,000	AES Andes S.A. (d) (e)	6.35%	10/07/79	15,343,728
	Insurance – 8.7%
26,000,000	Allianz SE (d) (e)	3.50%	(a)	26,260,000
28,617,000	Asahi Mutual Life Insurance Co. (d) (h)	6.50%	(a)	30,677,710
20,500,000	Asahi Mutual Life Insurance Co. (d) (h)	7.25%	(a)	20,762,337
31,900,000	Assurant, Inc. (d)	7.00%	03/27/48	37,239,103
12,999,000	Assured Guaranty Municipal Holdings, Inc. (d) (e)	6.40%	12/15/66	14,441,469
43,290,000	AXIS Specialty Finance LLC (d)	4.90%	01/15/40	45,785,016
23,688,000	Enstar Finance LLC (d)	5.75%	09/01/40	25,020,450
13,700,000	Fortegra Financial Corp. (d) (f)	8.50%	10/15/57	17,302,584
70,000,000	Global Atlantic Fin Co. (d) (e)	4.70%	10/15/51	72,165,964
15,106,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (b) (e)	2.25%	02/12/47	14,690,588
22,929,000	Kuvare US Holdings, Inc. (d) (e)	7.00%	02/17/51	24,530,230
9,310,000	La Mondiale SAM (d) (h)	5.88%	01/26/47	10,579,446
23,530,000	Lancashire Holdings Ltd. (d) (h)	5.63%	09/18/41	25,574,639
21,600,000	Liberty Mutual Group, Inc. (d) (e)	4.13%	12/15/51	22,167,864
56,037,000	Markel Corp. (d)	6.00%	(a)	61,710,746
7,650,000	MetLife, Inc., Series G (d)	3.85%	(a)	7,956,000
6,565,000	PartnerRe Finance B LLC (d)	4.50%	10/01/50	7,017,766
3,000,000	Phoenix Group Holdings PLC (d) (h)	5.63%	(a)	3,152,475
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$28,059,000	Principal Financial Group, Inc., 3 Mo. LIBOR + 3.04% (b)	3.17%	05/15/55	$27,933,242
27,670,000	Progressive (The) Corp., Series B (d)	5.38%	(a)	28,534,688
7,564,308	Prudential Financial, Inc. (d)	5.88%	09/15/42	7,832,159
41,900,000	QBE Insurance Group Ltd. (d) (e)	5.88%	(a)	45,880,500
24,900,000	QBE Insurance Group Ltd. (d) (e)	7.50%	11/24/43	27,576,750
605,000	QBE Insurance Group Ltd. (d) (h)	7.50%	11/24/43	670,038
30,649,000	QBE Insurance Group Ltd. (d) (h)	6.75%	12/02/44	34,306,192
16,000,000	QBE Insurance Group Ltd. (d) (h)	5.88%	06/17/46	17,935,057
13,610,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (b)	2.78%	12/15/65	13,239,836
				670,942,849
	Multi-Utilities – 1.3%
46,658,000	CenterPoint Energy, Inc., Series A (d)	6.13%	(a)	49,325,671
17,052,000	CMS Energy Corp. (d)	3.75%	12/01/50	17,007,665
2,400,000	Dominion Energy, Inc., Series B (d)	4.65%	(a)	2,562,000
14,520,000	NiSource, Inc. (d)	5.65%	(a)	15,391,200
17,000,000	Sempra Energy (d)	4.88%	(a)	18,383,970
				102,670,506
	Oil, Gas & Consumable Fuels – 5.4%
6,988,000	Buckeye Partners L.P. (d)	6.38%	01/22/78	6,400,274
64,769,000	DCP Midstream L.P., Series A (d)	7.38%	(a)	65,092,845
39,136,000	DCP Midstream Operating L.P. (d) (e)	5.85%	05/21/43	36,568,287
57,082,000	Enbridge, Inc. (d)	6.25%	03/01/78	63,054,482
65,166,000	Enbridge, Inc., Series 16-A (d)	6.00%	01/15/77	72,085,329
41,574,000	Enbridge, Inc., Series 20-A (d)	5.75%	07/15/80	46,833,111
32,460,000	Energy Transfer L.P., 3 Mo. LIBOR + 3.02% (b)	3.14%	11/01/66	26,857,404
16,061,000	Energy Transfer L.P., Series F (d)	6.75%	(a)	16,522,754
8,045,000	Energy Transfer L.P., Series H (d)	6.50%	(a)	8,346,687
54,942,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (b)	2.90%	06/01/67	51,173,803
23,446,000	Enterprise Products Operating LLC, Series D (d)	4.88%	08/16/77	23,163,038
				416,098,014
	Trading Companies & Distributors – 2.8%
145,883,000	AerCap Holdings N.V. (d)	5.88%	10/10/79	152,409,806
15,700,000	Air Lease Corp., Series B (d)	4.65%	(a)	16,269,125
42,300,000	Aircastle Ltd. (d) (e)	5.25%	(a)	43,569,000
				212,247,931
	Transportation Infrastructure – 0.7%
39,000,000	AerCap Global Aviation Trust (d) (e)	6.50%	06/15/45	41,886,195
11,000,000	BNSF Funding Trust I (d)	6.61%	12/15/55	12,584,550
				54,470,745
	Total Capital Preferred Securities			5,292,127,749
	(Cost $5,062,005,019)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 1.2%
	Insurance – 1.2%
89,408,028	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (e) (i)	7.63%	10/15/25	94,823,472
	(Cost $94,991,261)

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.2%
	Insurance – 0.2%
$16,000,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	$16,168,664
	(Cost $16,074,490)
Total Investments – 97.6%	7,512,556,655
(Cost $7,171,690,569) (j)
Net Other Assets and Liabilities – 2.4%	185,689,481
Net Assets – 100.0%	$7,698,246,136

(a)	Perpetual maturity.
(b)	Floating or variable rate security.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”).
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $1,807,532,642 or 23.5% of net assets.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2021, securities noted as such amounted to $1,795,777,377 or 23.3% of net assets. Of these securities, 4.4% originated in emerging markets, and 95.6% originated in foreign markets.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(i)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $3,288,904 for Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.
(j)	Aggregate cost for federal income tax purposes was $7,145,079,531. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $382,521,085 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,043,961. The net unrealized appreciation was $367,477,124.

LIBOR	London Interbank Offered Rate
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$ 472,807,610	$ 425,986,980	$ 46,820,630	$ —
Multi-Utilities	112,667,746	87,321,020	25,346,726	—
Other industry categories*	1,278,518,751	1,278,518,751	—	—
$100 Par Preferred Securities*	63,763,229	—	63,763,229	—
$1,000 Par Preferred Securities:
Banks	173,285,684	173,285,684	—	—
Diversified Financial Services	8,393,750	—	8,393,750	—
Capital Preferred Securities*	5,292,127,749	—	5,292,127,749	—
Foreign Corporate Bonds and Notes*	94,823,472	—	94,823,472	—
Corporate Bonds and Notes*	16,168,664	—	16,168,664	—
Total Investments	$ 7,512,556,655	$ 1,965,112,435	$ 5,547,444,220	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Assets and Liabilities
October 31, 2021
ASSETS:
Investments, at value (Cost $7,171,690,569)	$ 7,512,556,655
Cash	128,529,952
Receivables:
Interest	61,316,592
Fund shares sold	6,139,847
Investment securities sold	6,083,215
Dividends	4,469,326
Interest reclaims	1,702,979
Dividend reclaims	198,027
Total Assets	7,720,996,593
LIABILITIES:
Payables:
Investment securities purchased	17,214,296
Investment advisory fees	5,536,161
Total Liabilities	22,750,457
NET ASSETS	$7,698,246,136
NET ASSETS consist of:
Paid-in capital	$ 7,442,173,484
Par value	3,764,050
Accumulated distributable earnings (loss)	252,308,602
NET ASSETS	$7,698,246,136
NET ASSET VALUE, per share	$20.45
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	376,405,000
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Operations
For the Year Ended October 31, 2021
INVESTMENT INCOME:
Interest	$ 256,659,184
Dividends	98,706,450
Foreign withholding tax	(98,726)
Total investment income	355,266,908
EXPENSES:
Investment advisory fees	56,050,117
Total expenses	56,050,117
NET INVESTMENT INCOME (LOSS)	299,216,791
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	57,625,451
In-kind redemptions	313,625
Net realized gain (loss)	57,939,076
Net change in unrealized appreciation (depreciation) on investments	290,784,331
NET REALIZED AND UNREALIZED GAIN (LOSS)	348,723,407
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 647,940,198

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statements of Changes in Net Assets
	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 299,216,791	$ 265,251,808
Net realized gain (loss)	57,939,076	(138,300,544)
Net change in unrealized appreciation (depreciation)	290,784,331	(60,836,239)
Net increase (decrease) in net assets resulting from operations	647,940,198	66,115,025
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(286,189,376)	(249,230,037)
Return of capital	(12,681,882)	(17,657,142)
Total distributions to shareholders	(298,871,258)	(266,887,179)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,987,661,883	1,414,541,333
Cost of shares redeemed	(60,917,203)	(469,855,741)
Net increase (decrease) in net assets resulting from shareholder transactions	1,926,744,680	944,685,592
Total increase (decrease) in net assets	2,275,813,620	743,913,438
NET ASSETS:
Beginning of period	5,422,432,516	4,678,519,078
End of period	$7,698,246,136	$5,422,432,516
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	281,905,000	235,205,000
Shares sold	97,550,000	73,400,000
Shares redeemed	(3,050,000)	(26,700,000)
Shares outstanding, end of period	376,405,000	281,905,000
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 19.23	$ 19.89	$ 18.76	$ 20.13	$ 19.47
Income from investment operations:
Net investment income (loss)	0.90	1.00	1.08	1.08	1.08
Net realized and unrealized gain (loss)	1.24	(0.66)	1.14	(1.37)	0.66
Total from investment operations	2.14	0.34	2.22	(0.29)	1.74
Distributions paid to shareholders from:
Net investment income	(0.88)	(0.94)	(1.07)	(1.08)	(1.08)
Return of capital	(0.04)	(0.06)	(0.02)	(0.00) (a)	(0.00) (a)
Total distributions	(0.92)	(1.00)	(1.09)	(1.08)	(1.08)
Net asset value, end of period	$20.45	$19.23	$19.89	$18.76	$20.13
Total return (b)	11.26%	1.94%	12.25%	(1.47)%	9.24%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,698,246	$ 5,422,433	$ 4,678,519	$ 3,374,372	$ 3,026,083
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	4.54%	5.24%	5.69%	5.56%	5.54%
Portfolio turnover rate (c)	27%	43%	28%	24%	13%

(a)	Amount is less than $0.01.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Preferred Securities and Income ETF (the “Fund”), which trades under the ticker FPE on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks, real estate investment trusts (“REITs”), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2021, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021
Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	09/15/16-03/24/21	$8,200,000	$101.50	$8,291,000	$8,323,000	0.11%
Dairy Farmers of America, Inc., 7.88%	03/23/21-04/12/21	167,250	100.50	16,844,963	16,808,625	0.22
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-03/12/18	$13,700,000	126.30	13,718,859	17,302,584	0.22
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15-07/23/21	$25,362,000	115.61	27,577,099	29,322,274	0.38
				$66,431,921	$71,756,483	0.93%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$286,189,376	$249,230,037
Capital gains	—	—
Return of capital	12,681,882	17,657,142
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(115,168,522)
Net unrealized appreciation (depreciation)	367,477,124
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, the Fund had $115,168,522 of capital loss carryforward available to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(1,905,669)	$4,052,658	$(2,146,989)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021
connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $3,450,198,288 and $1,738,458,086, respectively.
For the fiscal year ended October 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were $211,221,080 and $2,705,613, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
7. Borrowings
First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $355 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Between March 3, 2021 and October 28, 2021, the commitment amount was $330 million, and prior to March 3, 2021, the commitment amount

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021
was $410 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2021.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
33.51%	73.88%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2021, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Preferred Securities and Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes,

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the blended benchmark index for the one- and three-year periods ended December 31, 2020 and outperformed the blended benchmark index for the five-year period ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Preferred Securities and Income ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2020, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $2,698,924. This figure is comprised of $161,522 paid (or to be paid) in fixed compensation and $2,537,402 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $1,409,317 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,289,607 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)

Annual Report
For the Year Ended
October 31, 2021

First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Managed Municipal ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The primary investment objective of First Trust Managed Municipal ETF (the “Fund”) is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (5/13/14) to 10/31/21	5 Years Ended 10/31/21	Inception (5/13/14) to 10/31/21
Fund Performance
NAV	4.06%	3.68%	4.29%	19.79%	36.89%
Market Price	4.08%	3.68%	4.30%	19.80%	36.94%
Index Performance
Bloomberg Revenue 10 Year (8-12) Index	2.45%	3.45%	3.75%	18.45%	31.61%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	14.5%
Insured	9.8
Government Obligation Bond - Unlimited Tax	9.2
Water & Sewer	6.4
Certificates of Participation	5.2
Higher Education	5.0
Airport	5.0
Gas	5.0
Dedicated Tax	4.9
Continuing Care Retirement Communities	4.3
Government Obligation Bond - Limited Tax	4.1
Education	4.0
Special Assessment	3.6
Utility	3.5
Tobacco	2.9
Industrial Development Bond	2.8
Toll Road	2.7
Mass Transit	1.1
Tax Increment	0.8
Pre-refunded/Escrowed-to-maturity	0.8
Housing	0.8
Student Housing	0.7
Local Housing	0.4
Other Health	0.1
Port	0.1
Hotel	0.1
Pool	0.1
Stadium	0.0*
Cash	2.1
Total	100.0%

*	Amount is less than 0.1%.

Credit Quality(1)	% of Total Investments (including cash)
AAA	6.5%
AA	37.3
A	30.1
BBB	9.5
BB	2.9
B	0.7
CCC	0.4
Not Rated	10.3
Short Rated only	0.2
Cash	2.1
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	97.5%
Net Other Assets and Liabilities**	2.5
Total	100.0%

**	Includes variation margin on futures contracts.

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan N. Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund invests at least 65% of its net assets in securities that are investment grade rated at the time of purchase or that are unrated but deemed by the Fund’s advisor to be of comparable quality. This commentary discusses the 12-month market performance and the Fund’s performance for the 12-month period ended October 31, 2021.
Market Recap
For the 12-month period ended October 31, 2021, municipal bonds generated a total return of 2.64% as measured by the Bloomberg Municipal Bond Index. During the same period, the Bloomberg Revenue 10 Year (8-12) Index and Bloomberg High Yield 10-Year (8-12 years) Index produced returns of 2.45% and 10.39%, respectively. By comparison, the Bloomberg U.S. Treasury Index generated a -2.45% return during the 12-month period. The following have been major factors in explaining the municipal bond market’s performance:
•	Robust mutual fund and ETF inflows helped support municipal bond prices. According to Refinitiv, Lipper and J.P. Morgan data, year-to-date fund flows through October 31, 2021 totaled approximately $91.4 billion. Over the same period, high yield municipal fund flows totaled approximately $19.1 billion. Fund inflows have also been consistent, with municipal bond funds having experienced inflows in 75 of the past 76 weeks, totaling a record $152.9 billion.
•	New issue municipal bond supply has been down year-to-date. During the first ten months of 2021, new issue supply decreased approximately 7.9% to $394.5 billion compared with $428.4 billion a year ago. Of note, when looking at municipal taxable new issue supply as a percentage of total new issue supply, approximately 25% of municipal bond supply has been brought to market as a taxable municipal bond over the trailing 12 months through October 31, 2021 compared to the previous five years when taxable municipals comprised less than 10% of total new issue municipal supply.
•	According to data from Municipal Market Analytics, Inc., municipal bond defaults and the par value of defaults are lower year-to-date compared to the same period last year. Approximately 51 municipal bonds have defaulted year-to-date through October 31, 2021 compared to 70 defaults for year-to-date 2020. Defaulting municipal securities have been especially centered in the senior living sector which has been particularly hard hit by the coronavirus (“COVID-19”) pandemic with many facilities experiencing lower occupancy and debt service coverage.
•	The CARES Act and American Rescue Plan Act legislation helped stabilize many municipal bond issuing borrowers, with tens of billions of dollars made available to states, cities, K-12 education, hospitals, mass transportation, and universities, among the many benefitted sectors.
•	As a result of these factors, municipal bond credit spreads have tightened dramatically from April 2021 for all credit rating categories. In particular, credit spreads tightened substantially for BBB and high yield municipal securities whereby in many cases spreads are now tighter than pre-COVID-19 levels.

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2021 (Unaudited)
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended October 31, 2021 was 4.06% and 4.08%, respectively, versus the Bloomberg Revenue 10 Year (8-12) Index (the “Benchmark”) return of 2.45% during the same time period. As of October 31, 2021, the Fund’s market price of $56.55 represented a premium of 0.01% to its NAV of $56.51. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The Fund’s monthly distribution of $0.09 on October 29, 2021 represented a tax-exempt annualized distribution rate of 1.91% based on the Fund’s closing market price of $56.55. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions. For the 12-month period ended October 31, 2021, 98.44% of the distributions were characterized as tax-exempt income and 1.56% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
From a portfolio construction perspective, the Fund maintains an underweight position in the highest quality issuers (“AA” rated and higher) versus its Benchmark and is overweight the Benchmark in terms of “BBB,” as well as below investment grade and non-rated bonds. The Fund may allocate up to 35% of its net assets to credits that are either rated below investment grade or are non-rated and deemed to be of comparable quality at the time of purchase. The Fund’s investments in “BBB” rated, sub-investment grade, and non-rated municipal securities were positive contributors to relative Fund performance for the period, as well as its underweight to the Benchmark for “AA” and “AAA” rated bonds. Additionally, the Fund’s investments in “A” rated bonds positively contributed to relative performance over the trailing 12-months ended October 31, 2021. Sectors within the municipal market that positively contributed to Fund performance versus the Benchmark over the reporting period included education, health care, including senior living facilities, industrial development bonds, special tax, and transportation. The one sector that detracted from relative performance over the period were municipal leases. The Fund’s modified duration on October 31, 2021 was 4.74 years versus 5.11 years for the Benchmark. The Fund’s effective duration on October 31, 2021 was 5.20 years. The Fund’s allocation to municipal securities with effective durations of 0 to 1 year was a detractor to performance versus the Benchmark over the period. The Fund’s exposure to municipal securities with effective durations between 5 to 10 years were significant positive contributors over the period. The Fund’s use of Treasury futures was a positive contributor to relative Fund performance during the 12-month period ended October 31, 2021.
Market Outlook
As mentioned above, municipal market technical and fundamental factors have been favorable year-to-date. Record setting year-to-date inflows coupled with manageable new issue supply have been positive factors to the Fund’s performance. Additionally, the relatively unprecedented level of fiscal stimulus coupled with higher vaccination rates and robust U.S. gross domestic product growth (“GDP”) has helped improve overall municipal bond credit quality, as demonstrated by lower year-to-date defaults and many sectors outlook changes to stable. We believe these factors have driven credit spreads to considerably tighter levels. Looking ahead, given credit spread compression in “A” and “BBB” credit rating categories, we don’t expect much, if any, additional credit spread compression. While we do believe that high yield credit spreads could continue to tighten a bit further, we believe that municipal bonds are more in a “coupon clipping” environment. Thus, unlike the beginning of 2021 when we had a high degree of confidence that credit spreads would tighten thus supporting total returns for lower investment grade and high yield municipals, we believe municipal bonds are now, in general, more vulnerable to changes in U.S. Treasury rates that could occur due to the passage of new multi-trillion spending programs by Congress, changes in commentary coming from the Federal Reserve (the “Fed”) regarding the tapering of its $120 billion monthly purchases of mortgage-backed securities and Treasuries, and any changes in the U.S. economic recovery trajectory, such as the COVID-19 Delta variant causing portions of the U.S. to curtail economic activity.
We believe yield curve positioning could also be a significant driver of total return by year-end 2021 and as we move into 2022. We expect the U.S. Treasury curve to steepen, with the 10-year and 30-year portions of the Treasury curve underperforming the 1–5-year part of the curve. We believe that widespread vaccination rates in the U.S. coupled with incredible amounts of monetary and fiscal stimulus will lead to above trend GDP growth in the fourth quarter of 2021 and the first half of 2022. Key factors leading us to believe that the yield curve will steepen include continued progress in vaccination rates thus leading to an even more “open” U.S. and global economy, K-12 students returning to full time, in-person education, and the elimination of Federal supplemental unemployment benefits. We believe this will lead to greater gains in the labor market (higher monthly payrolls), while inflation remains well above the Fed’s long-term average goal of 2%.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
October 31, 2021 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$1,003.40	0.50%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.5%
	Alabama – 2.6%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$258,196
2,045,000	AL Federal Aid Hwy Fin Auth Spl Oblig Rev, GARVEE	5.00%	09/01/30	2,310,470
775,000	AL Federal Aid Hwy Fin Auth Spl Oblig Rev, GARVEE, Ser A	5.00%	09/01/32	961,062
500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	579,934
2,380,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/29	2,868,947
1,100,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	5.00%	01/01/32	1,341,124
940,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	4.00%	01/01/34	1,098,426
2,325,000	Birmingham AL Wtrwks Brd Wtr Rev Ref, Subser B	5.00%	01/01/43	2,834,648
370,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1	4.00%	04/01/26	420,410
7,070,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	8,056,947
1,945,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A (Mandatory put 12/01/23)	4.00%	12/01/48	2,073,472
415,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/35	510,386
310,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/38	381,375
400,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/33	465,685
950,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/34	1,099,221
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	514,283
930,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/29	1,037,552
695,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/30	775,350
1,500,000	Lower AL Gas Dist Gas Proj Rev Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	1,682,968
1,445,000	Lower AL Gas Dist Gas Proj Rev, Ser A	5.00%	09/01/31	1,832,726
490,000	Mobile AL Impt Dist Sales Tax Rev Mcgowin Park Proj, Ser A	5.00%	08/01/25	505,764
500,000	Mobile Cnty AL Impt Warrants	5.00%	08/01/30	583,986
1,105,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/30	1,252,917
1,565,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/31	1,767,976
1,605,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/32	1,808,658
1,395,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/33	1,569,149
1,765,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/34	1,979,926
1,840,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/35	2,058,618
110,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #1, Ser A (Mandatory put 04/01/24)	4.00%	04/01/49	118,255
6,475,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A (Mandatory put 06/01/24)	4.00%	06/01/49	6,993,949
3,000,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	3,503,260
1,040,000	Troy AL Ref Warrants, BAM	4.00%	07/01/35	1,117,888
105,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B	5.00%	09/01/34	124,777
1,000,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B2	5.00%	09/01/30	1,204,126
5,000,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B2	5.00%	09/01/41	5,941,056
1,000,000	UAB Medicine Fin Auth AL Rev UAB Medicine Oblig Grp, Ser B	4.00%	09/01/38	1,164,036
				62,797,523
	Alaska – 0.2%
1,880,000	AK St Indl Dev & Export Auth Pwr Rev Ref Snettisham Hydroelectric Proj, AMT	4.00%	01/01/28	1,985,857

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Alaska (Continued)
$450,000	Nthrn AK Tobacco Securitization Corp Tobacco Stlmt Rev Ref Sr, Ser A, Class 1	4.00%	06/01/39	$524,701
1,500,000	Nthrn AK Tobacco Securitization Corp Tobacco Stlmt Rev Ref Sr, Ser A, Class 1	4.00%	06/01/40	1,744,732
				4,255,290
	Arizona – 2.5%
1,205,000	AZ Brd of Rgts Univ AZ Sys Rev Green Bond, Ser B	5.00%	06/01/28	1,434,405
1,000,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	5.00%	07/01/49	1,135,254
625,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (a)	4.00%	07/15/30	682,871
925,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (a)	4.00%	07/15/40	990,040
175,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A (a)	5.00%	07/15/39	198,013
500,000	AZ St Indl Dev Auth Edu Rev Macombs Fac Proj Social Bonds, Ser A	4.00%	07/01/41	553,248
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	5.00%	07/01/37	434,079
1,055,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.00%	07/01/26	1,160,312
1,030,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser G (a)	5.00%	07/01/37	1,192,270
500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/51	540,217
950,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/56	1,018,927
800,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of Lv Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/51	854,275
500,000	AZ St Indl Dev Auth Edu Rev, Ser A (a)	4.00%	07/15/30	551,078
415,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/31	511,111
1,005,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/33	1,231,594
1,100,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/36	1,276,004
465,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/37	563,442
595,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/38	687,293
750,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/39	864,263
3,850,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/45	4,373,657
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	08/01/27	1,222,728
1,985,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	11/01/27	2,440,644
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	05/01/28	1,243,998
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	08/01/28	1,250,944
4,000,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Sun Hlth Svcs, Ser A	5.00%	11/15/42	4,597,751
1,300,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/31	1,642,907
1,350,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/32	1,701,432
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts AZ Projs, Ser C	5.00%	07/01/25	230,044
830,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/30	964,298
435,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/31	502,766
450,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/32	517,613
700,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/33	804,128
985,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/34	1,128,859
1,025,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/35	1,171,943
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$750,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Greathearts AZ Projs, Ser A	5.00%	07/01/37	$874,273
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	545,705
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Sch Proj	4.00%	07/01/34	573,025
1,100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (a)	5.00%	07/01/39	1,281,504
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (a)	5.00%	07/01/49	1,142,607
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (a)	4.00%	07/01/26	533,907
1,475,000	Maricopa Cnty AZ Spl Hlthcare Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,808,808
1,450,000	Maricopa Cnty AZ Unif Sch Dist #48 Scottsdale, Ser D	4.00%	07/01/34	1,747,427
350,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Trad Schs Projs, Ser A (a)	4.00%	07/01/26	371,370
3,655,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.00%	07/01/35	4,051,355
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/32	362,462
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/33	361,754
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/34	361,047
350,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	420,399
700,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/44	826,692
200,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	233,972
140,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Acdmy Proj (a)	4.00%	06/15/22	141,531
250,000	Pima Cnty AZ Indl Dev Auth Edu Rev Ref Fac American Leadership Acdmy Proj (a)	4.60%	06/15/25	261,595
1,230,000	Salt River AZ Proj Agric Impt & Pwr Dist Elec Sys Rev Ref, Ser A	5.00%	12/01/31	1,264,348
1,000,000	Tempe AZ Indl Dev Auth Rev Ref Friendship Vlg of Tempe Proj, Ser A	4.00%	12/01/38	1,096,086
1,435,000	Yavapai Cnty AZ Jail Dist Rev, BAM	5.00%	07/01/31	1,783,999
1,030,000	Yavapai Cnty AZ Jail Dist Rev, BAM	4.00%	07/01/32	1,195,122
				60,911,396
	Arkansas – 0.1%
610,000	AR Dev Fin Auth Hlthcare Rev Baptist Hlth	4.00%	12/01/44	696,073
750,000	AR St Dev Fin Auth Hlthcare Facs Rev Carti Surgery Ctr Proj, Ser B	4.25%	07/01/41	813,274
350,000	Univ of Central Arkansas AR Rev, Ser A, AGM	5.00%	11/01/34	403,037
				1,912,384
	California – 9.5%
790,000	Anaheim CA Pub Fin Auth Lease Rev Pub Imps Proj, Ser A	5.00%	09/01/28	946,098
1,000,000	Bakersfield CA Wstwtr Rev Ref, Ser A	5.00%	09/15/30	1,164,594
450,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/32	574,066

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$3,000,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Temps 50 Green Bond, Ser B-3 (a)	2.13%	11/15/27	$3,020,152
1,000,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	1,110,563
460,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (a)	5.00%	07/01/32	528,334
480,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (a)	5.00%	07/01/33	550,853
1,950,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (a)	5.00%	07/01/49	2,194,339
1,325,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/39	1,601,893
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	4.00%	07/01/26	507,352
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	5.00%	07/01/32	923,719
655,000	CA Sch Fin Auth Sch Fac Rev, Ser A (a)	5.00%	07/01/40	746,650
1,000,000	CA St	5.00%	11/01/31	1,261,887
750,000	CA St	5.00%	08/01/32	922,416
1,250,000	CA St	4.00%	11/01/35	1,506,160
225,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	255,764
1,865,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/49	2,098,325
480,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	4.00%	03/01/33	501,621
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	481,805
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	738,859
8,100,000	CA St Infra & Econ Dev Bank Lease Rev Green Bond	5.00%	08/01/44	9,990,895
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (b)	5.38%	07/01/34	485,214
600,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (a)	4.00%	07/01/26	639,003
1,515,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/39	1,637,866
1,805,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	1,941,224
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	232,212
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	597,987
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/33	1,411,352
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	676,882
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/35	1,126,624
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	1,125,369
2,130,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/39	2,386,666
3,420,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	4,019,951
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	813,777
650,000	CA St Muni Fin Auth Rev Sr Lien Linxs APM Proj, Ser A, AMT	5.00%	06/30/28	799,607
200,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	4.00%	11/15/27	228,751
4,000,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I LLC W Vlg Stdt Hsg Proj, BAM	5.00%	05/15/36	4,939,329
500,000	CA St Muni Fin Auth Stdt Hsg Rev Green Bond Orchard Park Stdt Hsg Proj, BAM	4.00%	05/15/39	583,106
500,000	CA St Muni Fin Auth Stdt Hsg Rev Green Bond Orchard Park Stdt Hsg Proj, BAM	4.00%	05/15/40	581,861
500,000	CA St Muni Fin Auth Stdt Hsg Rev Green Bond Orchard Park Stdt Hsg Proj, BAM	4.00%	05/15/41	580,282
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	1,091,269
1,250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	1,127,894
2,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	7.50%	12/01/40	1,642,841
4,990,000	CA St Poll Control Fin Auth Wtr Furnishing Rev, AMT (a)	5.00%	07/01/37	5,197,960
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	CA St Pub Wks Brd Lease Rev, Ser B	4.00%	05/01/41	$1,177,851
775,000	CA St Ref	5.00%	04/01/29	992,746
2,000,000	CA St Ref Various Purp	5.00%	04/01/36	2,211,867
500,000	CA St Ref, Ser C	5.00%	09/01/32	581,923
2,000,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (a)	5.00%	06/01/40	2,204,084
500,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/37	571,726
2,315,000	CA St Stwd Cmntys Dev Auth Transprtn Rev Total Road Impt Prog, Ser B, AGM, COPS	5.00%	12/01/41	2,867,782
1,595,000	CA St Univ Rev Systemwide, Ser A	5.00%	11/01/21	1,595,000
745,000	CA St Various Purp	5.00%	10/01/27	888,346
1,000,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/30	1,157,619
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	543,742
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	3.00%	11/01/22	252,769
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/32	593,072
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	119,561
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	232,148
225,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/31	292,075
200,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/32	258,120
230,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/33	295,833
150,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/34	179,526
250,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/36	297,447
300,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C, BAM	4.00%	08/01/27	343,699
500,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C, BAM	4.00%	08/01/28	578,816
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	451,836
300,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/38	385,795
250,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/39	320,759
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev the Link Glendale Social Bonds, Ser A-2 (a)	4.00%	07/01/56	1,032,345
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Social Bonds, Ser A-2 (a)	4.00%	07/01/56	1,034,845
2,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	2,456,431
130,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/24	140,916
155,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/25	171,287
165,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/39	182,722
170,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/40	187,998
175,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/41	193,187
250,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/27	282,826
265,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/28	303,202

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$280,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/29	$321,154
535,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/36	605,213
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS	5.00%	04/01/32	568,091
300,000	Gilroy CA Unif Sch Dist Election 2016	4.00%	08/01/39	351,517
1,200,000	Gilroy CA Unif Sch Dist Election 2016	4.00%	08/01/40	1,403,832
2,185,000	Gilroy CA Unif Sch Dist Election 2016	4.00%	08/01/44	2,536,879
380,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Asset Backed Ref, Ser A	3.25%	06/01/34	418,103
6,000,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/34	7,223,000
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,569,974
2,500,000	Hayward CA Unif Sch Dist, AGM	4.00%	08/01/45	2,890,815
3,000,000	Hayward CA Unif Sch Dist, Ser A, BAM	4.00%	08/01/40	3,461,451
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	221,535
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	460,860
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	156,722
2,885,000	Kaweah CA Delta Hlthcare Dist Rev, Ser B	5.00%	06/01/40	3,280,569
210,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/22	215,374
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	955,321
1,045,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/49	1,161,468
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref	5.00%	08/01/30	997,894
45,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/23	49,394
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	471,043
2,000,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Ref, Ser A, AMT	4.00%	05/15/44	2,275,122
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	114,759
1,260,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/44	1,457,264
1,675,000	Marysville CA Jt Unif Sch Dist Green Bond 2021 Energy Efficiency Proj, BAM, COPS	4.00%	06/01/36	1,934,494
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	365,360
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	206,309
150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	176,372
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	170,279
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	193,531
1,710,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	1,981,038
1,450,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/48	1,674,374
2,515,000	Napa Vly CA Unif Sch Dist, Ser C, AGM	4.00%	08/01/38	2,859,034
2,165,000	Norco CA Spl Tax Ref Norco Ridge Ranch, BAM	5.00%	09/01/30	2,640,285
1,315,000	Oak Vly CA Hosp Dist Hlth Facs Rev Ref, Ser A	4.00%	11/01/36	1,386,427
1,000,000	Orange CA Pub Facs Fing Auth Lease Rev, Ser A	4.00%	11/01/37	1,167,651
1,040,000	Orange CA Pub Facs Fing Auth Lease Rev, Ser A	4.00%	11/01/38	1,212,165
110,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax #2018-1 Grantline 208	5.00%	09/01/26	128,800
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	4.00%	09/01/50	219,939
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003-1, Ser A	5.00%	09/01/43	572,982
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	555,280
560,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	588,546
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$215,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/27	$241,701
225,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/28	255,419
500,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	4.00%	08/01/35	577,027
1,340,000	Riverside Cnty CA Transprtn Commn Toll Rev Ref Sr Lien RCTC 91 Express Lanes, Ser B-1	4.00%	06/01/46	1,543,087
865,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	5.00%	09/15/34	1,079,612
625,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	4.00%	09/15/35	728,024
1,080,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	4.00%	09/15/36	1,253,247
110,000	Roseville CA Spl Tax	5.00%	09/01/30	129,285
100,000	Roseville CA Spl Tax	5.00%	09/01/31	117,223
350,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/37	395,430
640,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/46	714,665
205,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/32	233,844
225,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/37	256,055
310,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/41	350,227
520,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/46	583,473
710,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/51	794,360
340,000	S San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/33	413,005
400,000	S San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/34	483,219
1,470,000	S San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/46	1,702,767
260,000	Sacramento CA Spl Tax	4.00%	09/01/30	297,889
220,000	Sacramento CA Spl Tax	4.00%	09/01/31	251,262
315,000	Sacramento CA Spl Tax	4.00%	09/01/32	358,840
515,000	Sacramento CA Spl Tax	4.00%	09/01/33	585,818
615,000	Sacramento CA Spl Tax	4.00%	09/01/35	697,404
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	597,726
645,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	754,902
750,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/26	879,739
945,000	San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT	5.00%	07/01/30	1,011,764
1,250,000	San Diego Cnty CA Regl Transprtn Commn Sales Tax Rev, Ser A	5.00%	04/01/35	1,474,938
4,975,000	San Francisco CA Bay Area Rapid Transit Dist Ref Election 2004, Ser D	4.00%	08/01/34	5,543,344
1,365,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/36	1,570,102
1,330,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/37	1,527,027
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	1,023,736
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/39	1,225,040
13,050,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser E, AMT	5.00%	05/01/50	15,691,371

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$700,000	San Francisco CA City & Cnty Dcnty Dev Spl Tax Dist No Mission Rock Fac & Svcs, Ser A (a)	4.00%	09/01/41	$791,313
2,800,000	San Francisco CA City & Cnty, Ser D-1	4.00%	06/15/43	3,240,829
185,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/29	210,413
145,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/30	164,393
335,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/31	378,803
245,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/32	276,472
300,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/33	338,043
525,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/42	588,868
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	329,428
800,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/36	919,040
4,310,000	San Mateo Foster City CA Pub Fing Auth Wstwtr Rev Clean Wtr Prog	4.00%	08/01/44	5,056,439
150,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/32	175,455
375,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/39	433,810
1,715,000	Simi Vly CA Unif Sch Dist, Ser C	4.00%	08/01/42	2,000,354
5,000,000	Simi Vly CA Unif Sch Dist, Ser C	4.00%	08/01/50	5,777,897
1,185,000	Sonoma Vly CA Unif Sch Dist	4.00%	08/01/38	1,384,427
860,000	Sonoma Vly CA Unif Sch Dist	4.00%	08/01/40	1,001,256
160,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/35	179,200
255,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/36	285,108
1,000,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/43	1,107,777
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	113,506
385,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	4.00%	09/01/23	406,527
1,300,000	Tobacco Securitization Auth Nthrn CA Tobacco Stlmt Rev Ref Sr Bonds Sacramento Co Tocacco Secur Corp A, Class 1	4.00%	06/01/38	1,533,078
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp Class 1, Ser A	5.00%	06/01/35	1,253,423
1,600,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp Class 1, Ser A	5.00%	06/01/36	1,999,301
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp Class 1, Ser A	5.00%	06/01/37	1,246,249
650,000	Tulare CA Loc Hlthcare Dist Ref, BAM	4.00%	08/01/35	772,982
4,500,000	Univ of California CA Revs Ref Ltd Proj, Ser O	5.00%	05/15/48	5,484,130
300,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/35	354,788
600,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/37	706,440
500,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/38	587,669
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,212,437
				227,725,920
	Colorado – 7.9%
1,125,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	1,181,624
1,625,000	Bennett Ranch Met Dist #1 CO, Ser A	5.00%	12/01/41	1,754,544
1,000,000	Bennett Ranch Met Dist #1 CO, Ser A	5.00%	12/01/51	1,072,966
225,000	Breckenridge CO Ref, Ser B, COPS	5.00%	12/01/32	290,092
1,240,000	Breckenridge CO Ref, Ser B, COPS	4.00%	12/01/39	1,447,195
515,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/40	563,548
1,340,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/50	1,452,827
740,000	Broomfield Vlg CO Met Dist #2, Ser A-2 (a)	5.00%	12/01/49	786,452
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	529,301
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	299,411
750,000	Cascade Ridge Met Dist CO	5.00%	12/01/51	738,744
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$400,000	CO Eductnl & Cultural Auth Rev Ref W Ridge Acdmy Chrt Sch Proj, Ser A	5.00%	06/01/49	$428,247
5,480,000	CO St Bldg Excellent Schs Today, Ser N, COPS	5.00%	03/15/37	6,652,040
700,000	CO St Bldg Excellent Schs Today, Ser O, COPS	5.00%	03/15/31	878,769
3,615,000	CO St Bldg Excellent Schs Today, Ser O, COPS	4.00%	03/15/37	4,210,360
4,890,000	CO St Bldg Excellent Schs Today, Ser O, COPS	4.00%	03/15/38	5,684,592
1,250,000	CO St Bldg Excellent Schs Today, Ser O, COPS	4.00%	03/15/44	1,431,299
8,000,000	CO St Bldg Excellent Schs Today, Ser R, COPS	4.00%	03/15/45	9,249,583
1,920,000	CO St Eductnl & Cultural Facs Auth Rev Chrt Sch Loveland Classical Schs Proj (a)	5.00%	07/01/36	2,102,529
545,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	4.00%	12/15/25	576,082
660,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/28	748,391
2,245,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/35	2,508,585
4,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/45	4,417,660
1,020,000	CO St Eductnl & Cultural Facs Auth Rev Univ Denver Proj, Ser A	4.00%	03/01/35	1,153,015
1,750,000	CO St Hlth Facs Auth Hosp Rev Parkview Med Ctr Proj, Ser A	4.00%	09/01/50	1,998,303
2,460,000	CO St Hlth Facs Auth Hosp Rev Ref Adventhealth Oblig, Ser A	4.00%	11/15/43	2,852,642
250,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	309,717
3,000,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	3,442,698
10,195,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B	4.00%	01/01/40	11,868,121
300,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	333,616
350,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	396,940
2,590,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/31	3,301,885
2,950,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/32	3,751,629
3,655,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/33	4,639,866
2,165,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/34	2,740,995
1,800,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/44	2,232,880
625,000	CO St Hlth Facs Auth Hosp Rev Sr Living Ralston Creek Arvada Proj, Ser A	5.25%	11/01/32	537,756
525,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/33	552,260
325,000	CO St Ref, COPS	4.00%	06/15/37	384,123
1,000,000	CO St Ref, COPS	4.00%	06/15/38	1,179,361
495,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	573,676
1,200,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.25%	12/01/48	1,455,611
180,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/32	213,547
325,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/33	384,750
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/34	590,193
330,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/35	388,940
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/36	587,916
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/35	6,109,821
4,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/37	4,868,105
975,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/38	1,184,489
1,000,000	Denver CO City & Cnty Dedicated Tax Rev, Ser A-1	5.00%	08/01/41	1,169,118
1,370,000	Denver CO Convention Ctr Hotel Auth Rev Ref Sr	5.00%	12/01/23	1,489,888
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	716,615
1,790,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	1,922,794

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$4,885,000	Eagle River CO Wtr & Santn Dist Enterprise Wstwtr Rev, Ser A, AGM	4.00%	12/01/49	$5,661,695
2,000,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/51	2,145,187
525,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/37	622,807
600,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/39	708,451
375,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	5.00%	12/01/33	484,315
225,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/38	265,282
200,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/39	235,236
900,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/39	988,087
2,735,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/49	2,972,872
1,000,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	1,072,127
1,000,000	Jefferson Ctr CO Met Dist # 1 Spl Rev, Ser A-2	4.38%	12/01/47	1,052,572
860,000	Lakes at Centerra Met Dist No 2 CO Impt, Ser A	4.63%	12/01/27	917,112
1,000,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/49	1,070,018
750,000	Legato Cmnty Auth CO Ltd Tax Supported Rev Sr, Ser A-1	5.00%	12/01/51	804,445
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	110,413
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	201,694
3,260,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/39	3,509,124
520,000	Nexus N at DIA Met Dist CO	5.00%	12/01/41	562,621
565,000	Nexus N at DIA Met Dist CO	5.00%	12/01/51	606,673
3,000,000	Painted Prairie Pub Impt Auth CO	5.00%	12/01/39	3,263,867
2,460,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/24	2,781,476
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	172,349
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	171,447
155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	177,030
2,000,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/45	2,255,411
1,120,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/34	1,333,802
1,455,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/35	1,730,380
1,040,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/36	1,234,195
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	518,957
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	33,920
500,000	Parker Homestead Met Dist CO Ref (b)	5.63%	12/01/44	517,045
1,150,000	Peak Met Dist #1 CO, Ser A (a)	5.00%	12/01/51	1,245,482
920,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/40	1,002,252
1,195,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	1,290,633
1,000,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (a)	4.13%	12/15/27	1,055,424
700,000	Prairie Ctr Met Dist #7 CO	4.88%	12/15/44	751,232
650,000	Pronghorn Vly Met Dist CO, Ser A	4.00%	12/01/51	654,322
5,000,000	Rampart Range CO Met Dist #1 Ltd Tax Supported & Spl Rev Ref & Impt, AGM	5.00%	12/01/42	5,988,821
500,000	Rampart Range CO Met Dist #5	4.00%	12/01/41	509,554
850,000	Regl CO Transprtn Dist Priv Activity Rev Ref Denver Transit Partners Eagle P3 Proj, Ser A	5.00%	07/15/29	1,064,518
1,000,000	Ridgeline Vista Met Dist CO, Ser A	5.25%	12/01/60	1,097,737
2,015,000	S Suburban Park & Recreation Dist CO, COPS	4.00%	12/15/35	2,266,196
550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (b)	5.13%	12/01/37	587,475
1,900,000	Siena Lake Met Dist CO	4.00%	12/01/51	1,857,628
748,000	Sierra Ridge Met Dist No 2 CO Sr, Ser A	4.50%	12/01/31	771,373
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$2,065,000	STC Met Dist #2 CO Ref, Ser A	4.00%	12/01/29	$2,226,549
3,000,000	STC Met Dist #2 CO Ref, Ser A	5.00%	12/01/38	3,266,672
1,000,000	STC Met Dist #2 CO Ref, Ser A	5.00%	12/01/49	1,081,438
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	208,124
1,205,000	Sterling Ranch Met Dist #1 CO	5.00%	12/01/40	1,320,446
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	2,195,487
1,400,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	1,515,191
500,000	Trails at Crowfoot Met Dist #3 CO Sr Ser, Ser A	5.00%	12/01/39	537,008
1,500,000	Transport Met Dist #3 CO MDD, Ser 2021-A-1	5.00%	12/01/41	1,670,919
1,960,000	Transport Met Dist #3 CO MDD, Ser 2021-A-1	5.00%	12/01/51	2,160,697
1,500,000	Westerly Met Dist #4 CO Sr, Ser A	5.00%	12/01/50	1,621,384
600,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	645,091
1,000,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/49	1,070,054
				190,178,428
	Connecticut – 3.3%
1,250,000	CT St Hlth & Eductnl Facs Auth Rev Fairfield Univ, Ser Q-1	5.00%	07/01/46	1,454,685
4,700,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare Proj, Ser A	4.00%	07/01/38	5,531,650
3,000,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare Proj, Ser A	4.00%	07/01/51	3,433,489
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,154,431
225,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ Issue, Ser T	5.00%	07/01/28	278,099
6,160,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/47	6,810,316
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,182,214
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,544,011
200,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	4.00%	07/01/33	217,351
1,210,000	CT St Hlth & Eductnl Facs Auth Rev Yale Univ Issue Remk, Ser U-2 (Mandatory put 02/08/22)	2.00%	07/01/33	1,215,906
500,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/34	630,933
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/35	1,259,671
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	4.00%	07/01/36	1,159,401
445,000	CT St Hsg Fin Auth Hsg Fin Mtge Prog Ref, Subser A-1	3.65%	11/15/32	458,507
1,330,000	CT St Hsg Fin Auth Hsg Fin Mtge Prog Ref, Subser B-1	3.55%	11/15/33	1,370,528
1,550,000	CT St Spl Tax Oblig Rev Spl Tax Oblig Bonds	5.00%	05/01/40	1,959,163
2,345,000	CT St Spl Tax Oblig Rev Transprtn Infra, Ser A	5.00%	08/01/34	2,706,700
1,445,000	CT St, Ser A	5.00%	04/15/29	1,753,910
500,000	CT St, Ser A	4.00%	01/15/36	588,361
5,000,000	CT St, Ser A	4.00%	01/15/37	5,851,926
3,125,000	CT St, Ser A	4.00%	04/15/37	3,657,124
4,625,000	CT St, Ser A	4.00%	04/15/38	5,402,221
790,000	CT St, Ser B	5.00%	03/01/26	838,420
2,295,000	CT St, Ser D, BAM	4.00%	08/15/31	2,607,900
905,000	CT St, Ser E	5.00%	10/15/33	1,084,723
560,000	CT St, Ser E	4.00%	10/15/35	632,293
700,000	CT St, Ser F	5.00%	11/15/34	814,004
625,000	Hamden CT, BAM	6.00%	08/15/33	796,191
500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (a)	5.00%	04/01/39	568,687
500,000	Univ of Connecticut CT, Ser A	5.00%	03/15/28	590,492
1,970,000	Univ of Connecticut CT, Ser A	5.00%	01/15/29	2,377,907
4,680,000	Univ of Connecticut CT, Ser A	5.00%	01/15/30	5,618,451
1,250,000	Univ of Connecticut CT, Ser A	5.00%	11/01/32	1,553,948
3,820,000	Univ of Connecticut CT, Ser A	5.00%	11/01/34	4,729,932

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut (Continued)
$1,500,000	Univ of Connecticut CT, Ser A	5.00%	11/01/36	$1,851,531
3,730,000	Univ of Connecticut CT, Ser A	5.00%	02/15/41	4,661,030
				79,346,106
	Delaware – 0.4%
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	382,886
4,335,000	DE St Hlth Facs Auth Rev Ref Christiana Hlthcare Sys Oblig Grp, Ser A	5.00%	10/01/36	5,487,546
2,324,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (a)	5.00%	07/01/28	2,532,305
				8,402,737
	District of Columbia – 0.1%
1,000,000	Washington DC Met Area Transit Auth Gross Rev	5.00%	07/01/33	1,210,239
885,000	Washington DC Met Area Transit Auth Gross Rev Ref, Ser A-1	5.00%	07/01/29	1,079,390
				2,289,629
	Florida – 7.6%
500,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	2.88%	05/01/25	509,275
1,000,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	3.63%	05/01/40	1,036,107
545,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/40	596,249
1,430,000	Alachua Cnty FL Hlth Facs Auth Shands Teaching Hosp & Clinics Inc, Ser A	4.00%	12/01/49	1,635,450
50,000	Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Acdmy & Cornerstone Chrt High Sch	5.50%	10/01/22	51,963
1,250,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area 1	4.00%	05/01/51	1,289,918
300,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	321,089
270,000	Brookstone CDD FL Spl Assmnt Rev CDD (c)	3.88%	11/01/23	274,035
2,305,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/31	2,889,894
605,000	Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel Facs, Ser A, AGM, AMT	5.00%	04/01/22	616,788
1,350,000	Broward Cnty FL Port Facs Rev Ref Subord Bond, Ser D, AMT	5.00%	09/01/27	1,634,654
250,000	Citizens Property Insurance Corp FL, Ser A1	5.00%	06/01/22	250,968
2,000,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	2,176,822
515,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	2.50%	05/01/26	518,301
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	1,038,440
275,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	2.50%	05/01/26	275,673
1,000,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	4.00%	11/01/51	1,031,637
4,500,000	FL Dev Fin Corp Surface Tranprtn Fac Rev Green Bond Brightline Passenger Rail Remk, Ser B, AMT (a)	7.38%	01/01/49	4,859,923
1,805,000	FL St Brd of Governors FL Intl Univ Dorm Rev, Ser A, BAM	5.00%	07/01/28	2,254,496
2,090,000	FL St Brd of Governors FL Intl Univ Dorm Rev, Ser A, BAM	5.00%	07/01/31	2,697,240
200,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/26	221,942
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/29	174,237
310,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/35	339,673
450,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/45	483,838
750,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/55	801,432
1,000,000	FL St Dev Fin Corp Sr Living Rev Ref Glenridge on Palmer Ranch Proj	5.00%	06/01/51	1,131,008
725,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/37	843,897
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$825,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/38	$958,370
1,615,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/39	1,872,053
3,370,000	FL St Muni Pwr Agy Ref, Ser A	5.00%	10/01/31	4,015,382
1,900,000	Fort Myers FL Util Rev Ref Rev, Ser A	4.00%	10/01/44	2,168,890
7,350,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Priority, Subser A, AMT	5.00%	10/01/42	8,770,120
6,000,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev, Ser A, AMT	5.00%	10/01/44	7,295,322
1,000,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	4.38%	11/01/49	1,071,747
285,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	294,232
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	414,088
495,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/25	574,965
545,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/27	665,562
1,150,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/28	1,432,990
2,970,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	4.00%	10/01/35	3,452,909
790,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/35	996,632
125,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	132,319
1,000,000	Jacksonville FL Hlthcare Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,197,734
3,700,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser A	5.00%	10/01/31	4,454,131
1,000,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser B	5.00%	10/01/28	1,206,503
760,000	Jacksonville FL Spl Rev Ref, Ser A	5.00%	10/01/25	889,831
2,750,000	Jea FL Elec Sys Rev Ref, Ser Three A	5.00%	10/01/34	3,503,243
2,980,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	3,376,557
750,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	886,614
480,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/37	569,933
500,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/38	592,421
500,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/39	591,076
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	1,400,552
155,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	4.50%	05/01/26	178,580
755,000	Lee Cnty FL Indl Dev Auth Cypress Cove Healthpark FL Inc Memory Care Proj	4.00%	10/01/24	795,893
1,000,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/39	1,170,176
1,500,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/44	1,742,621
3,135,000	Martin Cnty FL Hlth Facs Auth Ref Cleveland Clinic Hlth Sys Oblig Grp Hosp Revs, Ser A	4.00%	01/01/46	3,570,825
1,330,000	Mediterra FL S CDD Capital Impt Rev Ref	5.10%	05/01/31	1,355,942
400,000	Miami FL Spl Oblg Prerefunded Ref (a)	5.00%	03/01/30	424,912
100,000	Miami FL Spl Oblg Unrefunded Ref (a)	5.00%	03/01/30	106,021
285,000	Miami World Ctr CDD FL Spl Assmnt	4.00%	11/01/23	291,661
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	306,373
2,000,000	Miami World Ctr CDD FL Spl Assmnt	5.13%	11/01/39	2,286,912
1,015,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/27	1,058,722
3,000,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	3,445,834
2,000,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	2,267,104
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/25	491,983
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/32	629,264
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/37	1,370,139
2,430,000	Miami-Dade Cnty FL Remk, Ser A	5.00%	07/01/43	3,032,953

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	$1,282,109
2,500,000	Miami-Dade Cnty FL Wtr & Swr Rev Ref Sys, Ser B	4.00%	10/01/34	2,900,071
2,130,000	Miami-Dade Cnty FL Wtr & Swr Rev Sys, Ser A	4.00%	10/01/40	2,438,463
6,000,000	Miami-Dade Cnty FL Wtr & Swr Rev, Ser B	4.00%	10/01/44	6,925,589
335,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/24	341,498
800,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	846,696
225,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	242,132
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	402,427
680,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/29	750,760
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	380,191
6,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	7,111,355
2,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/39	2,359,951
825,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	903,149
1,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	1,092,276
800,000	Palm Beach Cnty FL Hlth Facs Auth Hosp Rev Baptist Hlth S FL Oblig Grp	5.00%	08/15/23	866,485
200,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/32	259,747
685,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/33	886,532
1,645,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/36	2,100,215
6,500,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (a)	5.88%	01/01/33	8,091,642
125,000	Rhodine Road N CDD FL Spl Assmnt	3.50%	05/01/24	127,770
820,000	Rhodine Road N CDD FL Spl Assmnt	4.50%	05/01/40	887,358
445,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	2.88%	05/01/25	450,658
2,425,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	2,641,711
1,500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/46	1,625,091
335,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (a)	4.13%	06/15/39	362,865
1,750,000	Sarasota Natl FL CDD Spl Assmnt Ref	4.00%	05/01/39	1,873,619
3,000,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	3,155,607
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	2,439,185
405,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	4.00%	11/01/24	414,320
2,730,000	Stoneybrook FL S CDD Spl Assmnt Rev Assmnt Area Two, A Proj	5.13%	11/01/34	3,220,413
1,340,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	4.00%	05/01/50	1,387,872
500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	564,815
1,500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/30	1,694,444
125,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/27	152,516
120,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/31	153,516
200,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/32	255,084
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/33	318,172
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/34	317,357
455,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/35	576,533
400,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/38	464,063
300,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/39	347,240
230,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/34	287,635
5,035,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/45	6,118,202
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$175,000	Timber Creek CDD FL Spl Assmnt Rev (c)	4.13%	11/01/24	$179,361
1,250,000	Timber Creek SW CDD FL Spl Assmnt Assmnt Area Two Proj	4.00%	12/15/51	1,299,589
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	108,763
110,000	Villamar CDD FL Spl Assmnt (b)	3.75%	05/01/24	112,368
70,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	76,538
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/37	573,584
835,000	Westside FL CDD Spl Assmnt Rev Ref (a)	4.10%	05/01/37	892,784
310,000	WildBlue CDD FL Spl Assmnt (a)	3.50%	06/15/24	317,282
				180,842,643
	Georgia – 3.3%
1,040,000	Athens GA Hsg Auth Rev Univ of Georgia Proj	5.00%	06/15/32	1,353,940
1,090,000	Athens GA Hsg Auth Rev Univ of Georgia Proj	5.00%	06/15/33	1,415,806
1,145,000	Athens GA Hsg Auth Rev Univ of Georgia Proj	5.00%	06/15/34	1,483,323
9,040,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/38	10,298,535
650,000	Atlanta GA Tax Allocation Ref Eastside Proj	5.00%	01/01/30	767,141
3,100,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser A	5.00%	11/01/41	3,785,621
4,400,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser C	4.00%	11/01/37	5,091,548
625,000	De Kalb GA Priv Hosp Auth Children’s Hlthcare of Atlanta, Ser B	4.00%	07/01/37	733,271
500,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/34	583,193
350,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/35	406,335
400,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/36	462,431
1,000,000	Fulton Cnty GA Dev Auth Rev Ref Children’s Hlthcare of Atlanta, Ser C	5.00%	07/01/35	1,267,813
3,775,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	4,056,505
1,050,000	GA St Grp 1, Ser A	5.00%	08/01/27	1,300,779
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	932,343
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	1,104,503
2,525,000	GA St Hsg & Fin Auth Rev SF Mtge, Ser C	3.25%	12/01/33	2,664,639
5,000,000	GA St, Ser A-2	4.00%	02/01/36	5,689,603
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	47,209
5,800,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	4.00%	02/15/39	6,758,493
250,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/36	286,396
1,000,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/54	1,121,113
1,000,000	Glynn-Brunswick GA Memorial Hosp Auth Anticipation Ctfs SE GA Hlth Sys Proj	5.00%	08/01/47	1,170,508
985,000	Glynn-Brunswick GA Memorial Hosp Auth Ref Rev Anticipation Ctfs SE GA Hlth Sys Proj	4.00%	08/01/37	1,148,371
1,750,000	Madison Cnty GA Sch Dist Ref Capital Impt Proj, COPS	4.00%	05/01/32	2,002,509
175,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	191,241
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/27	1,201,571
2,630,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	3,272,248
2,160,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C	5.00%	09/01/25	2,501,925
1,170,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C	5.00%	09/01/26	1,390,096
1,000,000	Muni Elec Auth of GA Plant Vogtle Units 3 & 4 Proj M Bonds, Ser A	5.00%	01/01/56	1,195,098

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$3,785,000	Muni Elec Auth of GA Plant Vogtle Units 3 & 4 Proj M Bonds, Ser A, AGM	4.00%	01/01/44	$4,271,969
2,100,000	Muni Elec Auth of GA Plant Vogtle Units 3 & 4 Proj M Bonds, Ser A, AGM	4.00%	01/01/46	2,366,989
350,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3 & 4 Proj J, Ser A, AGM	4.00%	01/01/39	401,618
320,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3 & 4 Proj J, Ser A, AGM	4.00%	01/01/40	365,215
560,000	Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C	5.25%	10/01/27	583,098
1,175,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/33	1,306,381
500,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/44	555,907
2,865,000	S Regl GA Jt Dev Auth Rev Ref Valdosta St Univ VSU ASRE GA Reade Hopper LLC	5.00%	08/01/35	3,565,825
				79,101,109
	Guam – 0.1%
400,000	Guam Govt Busn Privilege Tax Rev, Ser B-1	5.00%	01/01/37	403,114
2,000,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	2,411,242
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	352,709
				3,167,065
	Hawaii – 0.4%
4,980,000	HI St, Ser FG	4.00%	10/01/33	5,693,173
2,450,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	2,727,927
2,000,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr First Bd Resolution, Ser A	4.00%	07/01/42	2,283,643
				10,704,743
	Idaho – 0.1%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	1,133,514
500,000	ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D	5.00%	12/01/33	513,873
1,000,000	Spring Vly Cmnty Infra Dist #1 Spl Assmnt Spl Assmnt Bonds (a)	3.75%	09/01/51	1,001,631
				2,649,018
	Illinois – 2.8%
1,210,000	Bolingbrook IL Ref, Ser A	4.00%	01/01/35	1,347,001
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,227,284
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,222,666
1,500,000	Boone Mchenry & Dekalb Cntys IL Cmnty Unit Sch Dist #100 Ref, Ser B	4.00%	01/01/27	1,729,712
130,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(d)	12/01/22	129,179
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	597,161
5,620,000	Chicago IL Brd of Edu Ref, Ser A	4.00%	12/01/21	5,636,501
1,145,000	Chicago IL Brd of Edu Ref, Ser B	4.00%	12/01/21	1,148,362
500,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/34	618,825
625,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	627,195
305,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	352,909
600,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	727,597
2,500,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, BAM	4.00%	01/01/36	2,900,555
400,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/34	449,202
450,000	Chicago IL Ref 2003B Remk	5.25%	01/01/29	504,726
185,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	201,074
1,155,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/35	1,241,730
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	$604,935
150,000	Chicago IL Ref, Ser C	4.00%	01/01/22	150,910
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	565,002
645,000	Chicago IL Ref, Ser C	5.00%	01/01/26	748,768
270,000	Chicago IL Ref, Ser C	5.00%	01/01/38	305,665
285,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	284,360
145,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	139,903
125,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/25	117,934
2,060,000	Chicago IL, Ser A	5.00%	01/01/27	2,446,332
1,530,000	Cook Cnty IL Sch Dist #69 Skokie Ref	4.00%	12/01/33	1,781,936
2,425,000	DuPage & Cook Cntys IL Twp High Sch Dist #86 Hinsdale	4.00%	01/15/36	2,762,086
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	556,342
235,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	242,577
305,000	IL St	5.00%	05/01/23	325,665
240,000	IL St	5.00%	05/01/24	265,756
125,000	IL St	5.00%	06/01/27	145,501
325,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/33	405,705
600,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/34	747,052
970,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/35	1,206,127
300,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/36	372,158
1,000,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A	5.00%	09/01/39	1,129,814
500,000	IL St Fin Auth Rev Loc Govt Prog E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	622,969
845,000	IL St Fin Auth Rev Ref Mercy Hlth Sys Oblig Grp	5.00%	12/01/33	998,178
35,000	IL St Fin Auth Rev Ref Presbyterian Homes Oblig Grp, Ser A	5.00%	11/01/24	39,522
1,010,000	IL St Fin Auth Rev Sthrn IL Hlthcare, Ser A	5.00%	03/01/47	1,182,081
500,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	583,342
95,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/31	109,934
465,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	537,000
320,000	IL St Ref	4.00%	08/01/25	327,983
115,000	IL St Ref, Ser B	5.00%	10/01/24	129,149
510,000	IL St, Ser A	4.00%	01/01/25	512,928
1,500,000	IL St, Ser A	5.00%	12/01/26	1,772,887
1,250,000	IL St, Ser A	4.00%	03/01/38	1,418,594
1,000,000	IL St, Ser A	4.00%	03/01/39	1,132,123
6,200,000	IL St, Ser C	5.00%	11/01/29	7,348,102
1,250,000	IL St, Ser D	5.00%	11/01/23	1,360,292
1,005,000	IL St, Ser D	5.00%	11/01/24	1,131,655
325,000	IL St, Ser D	5.00%	11/01/26	383,513
500,000	Macon Cnty IL Sch Dist #61 Ref, Ser C, AGM	4.00%	01/01/28	574,347
1,850,000	Macon Cnty IL Sch Dist #61 Ref, Ser C, AGM	4.00%	01/01/32	2,084,163
3,635,000	Morton Grove-Niles Wtr Commn IL Wtr, Ser A	5.00%	12/01/41	4,399,800
405,000	Peoria IL Ref, Ser C, AGM	4.00%	01/01/33	468,354
1,000,000	Piatt Champaign & De Witt Cntys IL Cmnty Unit Sch Dist #25 Ref, Ser B, BAM	5.00%	11/01/33	1,200,616
145,000	Railsplitter IL Tobacco Stlmt Auth	5.00%	06/01/26	171,612
690,000	Railsplitter IL Tobacco Stlmt Auth	5.00%	06/01/27	810,896

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$645,000	Rockford IL Ref Wtrwks Sys, Ser B, BAM	5.00%	12/15/26	$768,934
110,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/24	123,001
125,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/25	141,563
1,560,000	Woodford Mclean & Livingston Cntys IL Cmnty United Sch Dist, Ser B, BAM	4.00%	11/01/36	1,815,313
				68,115,058
	Indiana – 2.2%
1,370,000	Anderson IN Mf Rev Sweet Galilee at the Wigwam Proj, Ser A	5.38%	01/01/40	1,421,387
1,920,000	Carmel IN Loc Pub Impt Bond Bank Multipurpose, Ser 2016	5.00%	07/15/34	2,271,804
1,425,000	Carmel IN Loc Pub Impt Bond Bank Spl Prog Wtrwks	5.00%	06/01/26	1,692,173
5,820,000	Carmel IN Loc Pub Impt Bond Bank, Ser A	4.00%	07/15/36	6,780,649
6,050,000	Carmel IN Loc Pub Impt Bond Bank, Ser A	4.00%	07/15/37	7,036,341
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (a)	5.30%	01/01/32	257,183
930,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	1,042,111
1,330,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	1,486,838
700,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (c)	5.25%	07/01/28	797,636
1,000,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (c)	5.88%	07/01/38	1,140,024
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.75%	11/15/28	495,107
55,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	6.00%	11/15/28	59,471
500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	600,727
3,200,000	IN St Fin Auth Rev Ref BHI Sr Living, Ser A	4.00%	11/15/41	3,662,666
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	322,877
6,000,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/42	7,098,040
1,050,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/42	1,260,354
5,000,000	IN St Muni Pwr Agy, Ser A	4.00%	01/01/39	5,783,343
1,100,000	Indianapolis IN Loc Pub Impt Bond Bank Ref Cityway 1 Proj, Ser B	5.00%	02/01/33	1,206,037
800,000	Indianapolis IN Loc Pub Impt Bond Bank Ref Cityway 1 Proj, Ser B	5.00%	02/01/34	876,942
550,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/30	646,189
450,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/31	526,940
400,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/32	467,526
500,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/33	583,742
1,700,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	1,731,928
1,025,000	Westfield Washington IN Multi Sch Bldg Corp Rev	4.00%	07/15/31	1,203,483
765,000	Westfield Washington IN Multi Sch Bldg Corp Rev	4.00%	07/15/33	887,420
600,000	Zionsville IN Cmnty Schs Bldgcorp	4.00%	07/15/31	697,962
330,000	Zionsville IN Cmnty Schs Bldgcorp	4.00%	07/15/33	383,023
700,000	Zionsville IN Cmnty Schs Bldgcorp	4.00%	07/15/35	811,115
				53,231,038
	Iowa – 0.5%
1,000,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/33	1,223,281
720,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/34	879,037
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,579,163
5,000,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	5,912,679
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	5.00%	06/01/32	260,795
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/35	355,518
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/38	233,462
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Iowa (Continued)
$300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/39	$350,363
				11,794,298
	Kansas – 0.8%
1,450,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	1,460,542
4,210,000	Johnson & Miami Cntys KS Unif Sch Dist #230 Spring Hill, Ser A	5.00%	09/01/35	5,177,553
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,460,645
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,730,115
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	571,866
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	712,999
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	654,654
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	567,845
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	595,248
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	678,989
1,045,000	Lenexa KS Hlthcare Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,190,433
2,800,000	Sedgwick Cnty KS Unif Sch Dist #260 Ref & Sch Bldg, Ser B	4.00%	10/01/38	3,123,473
475,000	Wyandotte Cnty Kansas City KS Unif Govt Util Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	531,413
150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM	5.00%	09/01/32	182,655
				18,638,430
	Kentucky – 2.1%
2,350,000	Bowling Green KY Wtr & Swr Rev, AGM	4.00%	06/01/32	2,659,002
1,000,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/25	1,146,331
500,000	Hazard KY Hlthcare Rev Ref Appalachian Regl Hlthcare Proj	4.00%	07/01/39	586,016
1,260,000	Hazard KY Hlthcare Rev Ref Appalachian Regl Hlthcare Proj	4.00%	07/01/40	1,473,569
3,755,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/38	4,713,955
3,500,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/49	4,265,768
145,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/28	176,921
275,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/36	327,910
3,000,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/41	3,546,833
160,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlthcare Inc, Ser B, NATL-RE	(d)	10/01/25	150,856
625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	717,229
730,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/35	904,373
895,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/36	1,104,564
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/22	310,777
5,395,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	5,922,001
12,530,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	14,560,940
1,580,000	KY St Pub Energy Auth Gas Sply Rev, Ser A-1 (Mandatory put 06/01/25)	4.00%	12/01/49	1,750,733
440,000	KY St Univ Proj, BAM, COPS	4.00%	11/01/46	518,341
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	5.00%	10/01/38	1,240,944
500,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/40	570,228
3,315,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/30	3,937,761

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky (Continued)
$550,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/31	$652,743
90,000	Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty Cmnty Hosp Corp	5.00%	04/01/23	93,932
				51,331,727
	Louisiana – 1.4%
1,260,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/35	1,494,997
1,520,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/36	1,795,215
2,530,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/38	2,962,868
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,184,445
2,000,000	LA Pub Facs Auth Rev Var Ref Ochsner Clinic Fdtn Proj, Ser B (Mandatory put 05/15/25)	5.00%	05/15/50	2,297,756
3,880,000	LA St	4.00%	05/01/33	4,301,671
3,000,000	LA St	4.00%	05/01/35	3,312,720
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	299,964
1,135,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev City of Gretna Pub Impt Bonds	4.00%	02/01/38	1,321,864
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	2,028,073
380,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/31	407,813
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/28	893,722
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/29	891,018
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	235,889
1,160,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	1,303,457
1,305,000	New Orleans LA Wtr Rev	5.00%	12/01/34	1,537,226
1,050,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/28	1,196,649
625,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser A, AGM	5.00%	12/01/32	781,461
700,000	Shreveport LA Wtr & Swr Rev, Ser A, AGM	4.00%	12/01/41	785,293
1,650,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/30	1,860,864
2,000,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/33	2,383,653
				33,276,618
	Maryland – 1.0%
2,375,000	Anne Arundel Cnty MD Consldtd Wtr & Swr Bond	5.00%	10/01/26	2,874,398
565,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/39	646,934
650,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/40	743,330
600,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/33	699,091
685,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/34	796,674
650,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/36	754,034
700,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/38	809,544
1,120,000	Baltimore MD Rev Ref Sr, Ser B	5.00%	07/01/33	1,266,493
1,000,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	1,121,555
100,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	2.75%	06/01/24	102,003
125,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	2.80%	06/01/25	128,438
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	2.85%	06/01/26	139,698
1,000,000	Gaithersburg MD Econ Dev Rev Ref Proj Asbury MD Oblig Grp, Ser A	4.50%	01/01/25	1,103,397
325,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/25	365,000
550,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/36	640,228
500,000	MD St Econ Dev Corp Stdt Hsg Rev Bowie St Univ Proj	4.00%	07/01/40	558,978
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$1,650,000	MD St Econ Dev Corp Stdt Hsg Rev Bowie St Univ Proj	5.00%	07/01/55	$1,950,186
650,000	MD St Econ Dev Corp Stdt Hsg Rev Morgan St Univ Proj	5.00%	07/01/56	772,516
600,000	MD St Econ Dev Corp Stdt Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	638,369
2,490,000	MD St Econ Dev Corp Stdt Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,881,152
500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlthcare Oblig Grp, Ser A	5.50%	01/01/26	594,350
555,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Adventist Hlthcare	4.00%	01/01/27	636,672
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth Sys, Ser A	5.00%	07/01/30	964,225
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth Sys, Ser A	5.00%	07/01/32	1,198,668
250,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/35	288,835
225,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/36	259,095
750,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/46	840,973
790,000	MD St Ref, Ser B	5.00%	08/01/24	891,127
				24,665,963
	Massachusetts – 0.6%
925,000	Ludlow MA	4.00%	02/01/32	1,062,416
960,000	Ludlow MA	4.00%	02/01/33	1,102,958
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	2,563,203
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	282,816
2,000,000	MA St Port Auth Spl Facs Rev Ref Bosfuel Proj, Ser A, AMT	5.00%	07/01/33	2,482,972
2,500,000	MA St Sch Bldg Auth Sales Tax Rev Ref Sr, Ser A	5.00%	08/15/30	2,594,986
4,250,000	MA St Wtr Res Auth, Ser B	5.00%	08/01/36	5,393,060
				15,482,411
	Michigan – 3.4%
240,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/32	266,053
500,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/33	554,137
250,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/30	290,969
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/32	173,262
155,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/36	177,476
100,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/37	114,229
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/38	171,013
525,000	Grand Rapids MI Santn Swr Sys Rev Ref	5.00%	01/01/45	653,970
735,000	Grand Traverse Cnty MI Hosp Fin Auth Munson Hlthcare Oblig Grp, Ser A	5.00%	07/01/44	884,993
1,510,000	Grand Traverse Cnty MI Hosp Fin Auth Ref Munson Hlthcare Oblig Grp	5.00%	07/01/34	1,961,741
1,125,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/28	1,347,036
575,000	Kalamazoo MI Econ Dev Corp Heritage Cmnty of Kalamazoo Revel Creek Proj Temps 60, Ser B2	2.63%	05/15/25	575,351
1,000,000	Marquette MI Brd of Light & Pwr Elec Util Sys Rev Ref, Ser A	5.00%	07/01/29	1,187,291
1,225,000	MI St Bldg Auth Rev Ref, Ser I	5.00%	10/15/30	1,462,431
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	945,969
325,000	MI St Fin Auth Rev Loc Govt Loan Prog Great Lakes Wtr Auth Ref, Ser C	5.00%	07/01/27	376,375
2,000,000	MI St Fin Auth Rev Multi Modal Mclaren Hlthcare, Ser A	4.00%	02/15/50	2,272,927

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$375,000	MI St Fin Auth Rev Prerefunded Che Trinity Hlth Credit Grp Ref, Ser 2013-5	4.00%	12/01/40	$455,329
5,490,000	MI St Fin Auth Rev Prerefunded Che Trinity Hlth Credit Grp Ref, Ser 2013-5	4.00%	12/01/40	6,369,060
1,200,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/23	1,290,814
2,895,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/24	3,237,787
2,460,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/29	2,758,951
750,000	MI St Fin Auth Rev Ref Beaumont Hlth Credit Grp	5.00%	08/01/32	839,200
4,050,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/35	4,532,593
2,565,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	2,866,450
7,905,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	5.00%	11/15/41	9,329,018
2,500,000	MI St Fin Auth Rev Ref Hosp Trinity Hlth Credit Grp, Ser A-MI	5.00%	12/01/47	2,629,809
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,147,875
500,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog, Ser F1	3.80%	10/01/22	510,638
125,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog, Ser F1	3.88%	10/01/23	130,534
145,000	MI St Fin Auth Rev Ref Trinity Hlth Corp, Ser 2016MI	5.00%	12/01/33	172,114
565,000	MI St Hosp Fin Auth Ref Ascenion Sr Credit Remk, Ser F7	5.00%	11/15/47	667,991
1,000,000	MI St Hosp Fin Auth Ref Ascension Hlth Sr Cr Grp Remk, Ser F-4	5.00%	11/15/47	1,246,082
1,000,000	MI St Univ Revs Brd of Trustees, Ser B	5.00%	02/15/34	1,249,703
1,000,000	MI St Univ Revs Brd of Trustees, Ser B	4.00%	02/15/44	1,145,703
12,575,000	MI St Univ Revs Ref, Ser C	4.00%	02/15/44	14,524,163
650,000	Midland MI Pub Schs Sch Bldg & Site, Ser II	5.00%	05/01/35	822,768
1,990,000	Utica MI Cmnty Schs Ref Sch Bldg & Site	5.00%	05/01/31	2,348,843
1,350,000	Walled Lake MI Consol Sch Dist	5.00%	05/01/38	1,748,207
2,800,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	3,270,721
1,445,000	Wayne Cnty MI Arpt Auth Rev, Ser B, AMT	5.00%	12/01/36	1,855,076
1,595,000	Wayne Cnty MI Arpt Auth Rev, Ser B, AMT	5.00%	12/01/38	2,036,707
				80,601,359
	Minnesota – 0.3%
370,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/27	441,770
580,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	667,127
500,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	573,937
3,420,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/33	3,921,729
500,000	Saint Paul Park MN Sr Hsg & Hlthcare Rev Ref Presbyterian Homes Bloomington Proj	3.00%	09/01/24	518,726
400,000	Saint Paul Park MN Sr Hsg & Hlthcare Rev Ref Presbyterian Homes Bloomington Proj	3.13%	09/01/25	415,118
				6,538,407
	Mississippi – 0.2%
2,000,000	MS St, Ser A	5.00%	11/01/33	2,403,801
985,000	MS St, Ser B	5.00%	12/01/32	1,187,336
500,000	W Rankin MS Util Auth Rev, AGM	5.00%	01/01/32	571,529
1,215,000	W Rankin MS Util Auth Rev, AGM	5.00%	01/01/33	1,388,816
				5,551,482
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri – 1.1%
$285,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/30	$326,254
300,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/31	342,105
220,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/22	230,563
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	792,167
1,670,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth Sys	5.00%	02/15/26	1,821,270
3,385,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intrnl Arpt Terminal Mod Proj, Ser B, AMT	5.00%	03/01/37	4,112,752
2,000,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intrnl Arpt Terminal Mod Proj, Ser B, AMT	5.00%	03/01/54	2,370,925
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	248,221
415,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/31	467,280
1,000,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/38	1,121,831
3,000,000	MO Jt Muni Elec Util Commn Pwr Proj Rev Ref, Ser A	5.00%	12/01/40	3,518,766
440,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/36	515,446
410,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/41	473,638
1,200,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Coxhealth, Ser A	5.00%	11/15/32	1,375,650
750,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	5.00%	02/15/32	932,189
710,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	4.00%	02/15/39	813,576
5,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	4.00%	02/15/54	5,634,336
160,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	168,403
245,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/25	267,006
1,040,000	Saint Louis MO Muni Fin Corp Sales Tax Leasehold Rev Ref	5.00%	02/15/28	1,214,113
				26,746,491
	Montana – 0.5%
1,080,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser A	4.00%	07/01/35	1,212,193
2,395,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser A	4.00%	07/01/40	2,656,141
770,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser B	5.00%	07/01/31	995,172
1,105,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser B	5.00%	07/01/32	1,423,801
1,165,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser B	5.00%	07/01/33	1,497,888
740,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/25	842,709
130,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/29	155,404
2,000,000	MT St Fac Fin Auth Rev Ref Scl Hlth Sys, Ser A	4.00%	01/01/36	2,356,894
				11,140,202
	Nebraska – 0.4%
1,745,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	1,812,303
300,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No. 4	5.00%	01/01/24	328,671
5,870,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/29	7,308,246
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	581,679
				10,030,899
	Nevada – 0.5%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	896,385

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada (Continued)
$1,685,000	Clark Cnty NV Detention Ctr	4.00%	06/01/35	$1,980,053
920,000	Clark Cnty NV Impt Dist Ref Spl Loc Impt #151	4.50%	08/01/23	963,164
2,000,000	Clark Cnty NV Sch Dist Ref Bldg, Ser A	5.00%	06/15/29	2,419,527
275,000	Clark Cnty NV Sch Dist Ref Bldg, Ser A, BAM	5.00%	06/15/30	332,588
250,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.25%	06/01/27	250,782
250,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.50%	06/01/28	252,424
385,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/22	393,527
120,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.50%	06/01/24	125,483
145,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/25	154,820
180,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	194,479
250,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	272,203
335,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A (a)	5.00%	07/15/27	373,097
300,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/29	360,799
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/30	1,137,041
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/31	327,818
825,000	Sparks NV Tourism Impt Dist #1 Rev Ref Sales Tax Sr, Ser A (a)	2.50%	06/15/24	836,248
				11,270,438
	New Hampshire – 0.2%
1,000,000	Natl Fin Auth NH Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj, Ser A-1, AMT (Mandatory put 07/01/24)	2.15%	09/01/25	1,034,440
2,740,000	NH St Hlth & Edu Facs Auth Rev Concord Hosp Trust	5.00%	10/01/42	3,247,286
				4,281,726
	New Jersey – 1.9%
1,345,000	Middlesex Cnty NJ Ref Civic Square IV Redev, COPS	5.00%	10/15/31	1,550,299
2,000,000	NJ St COVID-19 Go Emergency Bonds, Ser A	5.00%	06/01/28	2,473,392
1,500,000	NJ St COVID-19 Go Emergency Bonds, Ser A	5.00%	06/01/29	1,889,423
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref, Subser A, BAM	5.00%	07/01/28	547,667
500,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	538,298
350,000	NJ St Econ Dev Auth Rev Self Designated Social Bonds, Ser QQQ	4.00%	06/15/35	407,396
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	563,209
1,000,000	NJ St Hlthcare Facs Fing Auth Rev Ref Hackensack Meridian Hlth, Ser A	5.00%	07/01/24	1,123,799
1,290,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(d)	12/15/25	1,231,532
165,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimb Nts, Ser A-1, GARVEE	5.00%	06/15/28	194,169
1,750,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/28	2,188,017
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	618,387
3,040,000	NJ St Transprtn Trust Fund Auth Ref Transptrn Sys, Ser A	5.00%	12/15/26	3,659,083
400,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	4.00%	06/15/27	409,170
1,400,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.25%	12/15/23	1,542,996
105,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.00%	12/15/24	119,356
220,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/31	271,194
1,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/33	1,225,234
2,465,000	NJ St Turnpike Auth Turnpike Rev Ref, Ser G	4.00%	01/01/43	2,794,931
2,000,000	NJ St Turnpike Auth Turnpike Rev, Ser A	4.00%	01/01/42	2,324,960
823,713	Prospect Park NJ, BANS	2.00%	11/10/21	824,033
500,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/27	603,157
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$1,750,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/34	$2,102,296
1,850,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/37	2,209,469
5,505,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.25%	06/01/46	6,524,603
6,010,000	Tobacco Stlmt Fing Corp NJ Ref, Subser B	5.00%	06/01/46	6,918,321
				44,854,391
	New Mexico – 0.5%
325,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/32	384,004
500,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/35	587,246
400,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/36	468,597
265,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/31	344,754
185,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/32	239,946
290,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/33	375,323
1,500,000	Farmington NM Poll Control Rev Ref Pub Svc NM San Juan Remk, Ser E (Mandatory put 06/01/24)	1.15%	06/01/40	1,515,429
565,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/33	654,120
375,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/34	432,923
300,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/35	345,775
300,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.00%	10/01/23	305,937
230,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.20%	10/01/24	239,076
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.30%	10/01/25	252,615
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	265,972
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	279,349
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	396,853
825,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	5.00%	06/01/32	1,036,857
1,000,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/33	1,161,905
1,360,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/34	1,576,216
520,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/34	587,907
				11,450,804
	New York – 6.0%
460,000	Buffalo NY Muni Wtr Fin Auth, Ser A, AGM	4.00%	07/01/49	514,764
300,000	Build NYC Res Corp NY Rev Richmond Prep Chtr Sch Proj Social Impact Proj, Ser A (a)	5.00%	06/01/41	336,515
715,000	Hempstead Town NY Loc Dev Corp Rev Ref Hofstra Univ Proj, Ser A	4.00%	07/01/40	855,569
175,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/38	224,327
500,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	4.00%	09/01/39	591,657
1,240,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	4.00%	09/01/39	1,473,666
2,150,000	Met Transprtn Auth NY Rev Ref Transptrn, Subser C-1	5.00%	11/15/34	2,447,143
4,000,000	Met Transprtn Auth NY Rev Transptrn, Subser D-1	5.00%	11/15/39	4,432,858
1,500,000	Met Transprtn Auth NY Rev, Ser A-2S, BANS	4.00%	02/01/22	1,513,737
3,200,000	Met Transprtn Auth NY Rev, Ser B-1, BANS	5.00%	05/15/22	3,280,572
840,000	Monroe Cnty NY Indl Dev Corp Rev Ref Nazareth Clg of Rochester Proj, Ser A	5.00%	10/01/23	909,913
2,500,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution, Ser BB-1	5.00%	06/15/49	3,120,893
3,550,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution, Ser DD-1	4.00%	06/15/37	4,119,377
915,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution Fiscal 2018, Ser FF	5.00%	06/15/39	1,136,907

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$5,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Ser GG	5.00%	06/15/39	$5,737,645
4,285,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser CC-1	4.00%	06/15/33	4,908,031
2,450,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Subord, Subser FF-2	4.00%	06/15/41	2,841,503
250,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Wtr & Swr Sys Second General Resolution, Ser BB2	4.00%	06/15/42	292,254
1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	1,154,644
1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	1,743,014
1,350,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A, Subser E-1	5.00%	02/01/36	1,613,592
5,415,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A, Subser E-1	5.00%	02/01/40	6,453,207
5,000,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/39	5,876,831
3,605,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/43	4,195,296
6,000,000	New York City NY Transitional Fin Auth Rev Subord Future Tax Secured, Ser C-1	4.00%	11/01/40	6,973,622
2,500,000	New York City NY Transitional Fin Auth Rev Subord, Ser A-3	4.00%	05/01/41	2,897,340
2,055,000	New York City NY Transitional Fin Auth Rev Subord, Ser A-3	4.00%	05/01/43	2,371,834
1,660,000	Niagara Cnty NY Tobacco Asset Securitization Corp Tobacco as Ref Asset Bkd Bds	5.00%	05/15/23	1,771,117
10,400,000	NY NY Adj Fiscal 2020, Subser B-3 (e)	0.12%	10/01/46	10,400,000
3,300,000	NY NY Fiscal 2020, Ser B-1	4.00%	10/01/35	3,889,356
415,000	NY NY Fiscal 2020, Ser B-1	4.00%	10/01/37	485,396
3,750,000	NY NY, Ser A, Subser A-1	4.00%	08/01/38	4,364,916
2,750,000	NY NY, Ser D-1	4.00%	03/01/42	3,159,539
3,500,000	NY NY, Ser D-1	4.00%	03/01/44	4,004,948
1,015,000	NY NY, Subser F-1	5.00%	04/01/36	1,239,502
300,000	NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl Med Ctr (a)	5.00%	12/01/25	350,566
475,000	NY St Dorm Auth Revs Non St Supported Debt, Ser A, AGM	4.00%	10/01/35	562,546
2,850,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser E	5.00%	03/15/34	3,301,321
1,000,000	NY St Dorm Auth St Personal Income Tax Rev, Ser B	5.00%	03/15/30	1,017,665
2,500,000	NY St Thruway Auth Gen Rev Junior Indebtedness Oblig Subord, Ser B	4.00%	01/01/50	2,836,275
2,000,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc Laguardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	2,323,357
2,720,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc Laguardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	3,374,793
200,000	NY St Urban Dev Corp Rev Ref St Personal Income Tax Rev, Ser C	5.00%	03/15/44	249,593
2,150,000	Onondaga Cnty NY Trust Cultural Res Rev Ref Syracuse Univ Proj	5.00%	12/01/40	2,734,349
500,000	Port Auth of NY & NJ NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	541,402
465,000	Port Auth of NY & NJ NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	517,023
5,000,000	Port Auth of NY & NJ NY Ref Consol, Ser 198	5.25%	11/15/56	5,991,162
2,000,000	Suffolk NY Tobacco Asset Securitization Corp Tobacco Stlmt Asset Backed Sub Bonds, Ser B-1	4.00%	06/01/50	2,233,014
700,000	Suffolk NY Tobacco Asset Securitization Corp Tobacco Stlmt Ref Tobacco Stlmt Asset Backed Sr Bonds, Ser A-2	4.00%	06/01/50	790,226
8,000,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo, Subser B	5.00%	06/01/45	8,732,531
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$4,475,000	Util Debt Securitization Auth NY Restructuring Bonds Ref	5.00%	12/15/33	$5,253,161
400,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	4.00%	10/15/29	439,233
				142,579,702
	North Carolina – 0.9%
250,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/29	320,705
375,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/30	490,580
575,000	Charlotte-Mecklenburg NC Hosp Auth Hlthcare Sys Rev Ref Carolinas Hlthcare Sys, Ser A	5.00%	01/15/34	664,757
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	886,206
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,565,157
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,156,620
400,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	5.00%	05/01/28	489,879
775,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	5.00%	05/01/29	967,237
900,000	NC St Capital Facs Fin Agy Stdt Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	1,031,752
3,700,000	NC St Med Care Commn Hlthcare Facs Rev Rex Hlthcare, Ser A	4.00%	07/01/49	4,165,488
1,270,000	NC St Med Care Commn Hlthcare Facs Rev the Presbyterian Homes Oblig Grp, Ser A	5.00%	10/01/45	1,511,408
1,500,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/50	1,666,136
630,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/29	690,188
470,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/32	512,540
750,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/37	814,585
500,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/47	539,484
3,000,000	NC St Turnpike Auth Ref Sr Lien, AGM	5.00%	01/01/38	3,694,799
				21,167,521
	North Dakota – 0.0%
500,000	Grand Forks ND Hlthcare Sys Rev Altru Hlth Sys Ref	4.00%	12/01/36	579,786
	Ohio – 3.8%
750,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/35	873,278
900,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/36	1,040,547
2,410,000	Allen Cnty OH Hosp Facs Rev Ref, Ser A	5.00%	08/01/29	2,980,656
2,600,000	Allen Cnty OH Hosp Facs Rev Ref, Ser A	5.00%	08/01/42	3,117,300
100,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/38	115,448
195,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/39	224,607
11,900,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	13,362,893
1,000,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser A-2, Class 1	5.00%	06/01/27	1,206,408
2,850,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser A-2, Class 1	4.00%	06/01/39	3,241,932
135,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/30	162,948
1,500,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/31	1,805,488
1,000,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/32	1,201,383
370,000	Butler Cnty OH Port Auth Econdev Lease Rev Ref Cmnty First Solutions Oblg Grp Proj, Ser A	4.00%	05/15/46	423,297

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	$1,091,289
80,000	Cleveland OH Pub Pwr Sys Rev Prerefunded Ref Ser A, AGM	5.00%	11/15/24	91,148
1,000,000	Cleveland OH Pub Pwr Sys Rev Ref, Ser A, AGM	4.00%	11/15/37	1,166,361
420,000	Cleveland OH Pub Pwr Sys Rev Unrefunded Ref Ser A, AGM	5.00%	11/15/24	476,915
1,255,000	Columbus OH Swr Rev Ref Sys	5.00%	06/01/26	1,428,912
1,485,000	Cuyahoga Falls OH City Sch Dist, BAM	4.00%	12/01/51	1,688,664
3,450,000	Franklin Cnty OH Rev, Ser A	4.00%	12/01/44	3,967,238
700,000	Hamilton Cnty OH Hlthcare Facs Rev Christ Hosp Proj	5.25%	06/01/27	718,147
310,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/31	397,529
250,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/32	319,655
380,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/33	484,865
2,100,000	Hamilton Cnty OH Hosp Facs Rev UC Hlth	4.00%	09/15/50	2,373,529
1,000,000	Lancaster OH Port Auth Gas Rev Ref, Ser A (Mandatory put 02/01/25)	5.00%	08/01/49	1,138,091
960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	1,190,965
1,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/33	1,238,498
3,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/36	3,694,261
575,000	Miamisburg OH City Sch Dist Ref	5.00%	12/01/35	671,161
400,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/37	470,180
655,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/41	762,650
600,000	NE OH Med Univ Gen Recpts Ref, Ser A	4.00%	12/01/35	687,189
5,250,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (a)	5.00%	07/01/49	6,002,564
1,000,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	1,033,782
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,377,085
1,000,000	OH St Hgr Edu, Ser A	5.00%	05/01/33	1,152,364
1,000,000	OH St Hgr Eductnl Fac Commn Denison Univ Proj	5.00%	11/01/38	1,236,997
1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	1,152,773
700,000	OH St Hgr Eductnl Fac Commn Ref Univ of Dayton 2020 Proj	5.00%	02/01/35	879,660
300,000	OH St Hosp Rev Ref Univ Hosps Hlth Sys Inc, Ser E	4.00%	01/15/38	337,821
505,000	OH St Hosp Rev Ref Univ Hosps Hlth Sys Inc, Ser E	4.00%	01/15/40	566,246
150,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/33	189,025
325,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/35	407,733
500,000	OH St Hosp Rev Ref, Ser A	4.00%	01/15/38	577,789
2,000,000	OH St Spl Oblig, Ser A-2	5.00%	04/01/30	2,283,181
1,880,000	OH St Univ Gen Recpts Spl Purp, Ser A	5.00%	06/01/28	2,008,604
1,000,000	OH St Wtr Dev Auth Rev Wtr Dev Fresh Wtr, Ser A	5.00%	12/01/21	1,003,937
500,000	OH St Wtr Dev Auth Wtr Poll Control Rev, Ser B	5.00%	12/01/26	607,119
2,500,000	OH St, Ser T	5.00%	05/01/32	3,041,213
6,325,000	Ross Cnty OH Hosp Rev Ref Adena Hlth Sys Oblig Grp Proj	5.00%	12/01/39	7,803,101
2,000,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT (a)	6.50%	12/01/30	2,301,257
1,800,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT (a)	7.00%	12/01/42	2,059,448
				90,835,131
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oklahoma – 0.8%
$900,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	$917,050
750,000	OK St Dev Fin Auth Hlth Sys Rev OU Medicine Proj, Ser B	5.25%	08/15/48	908,840
6,000,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (a)	7.25%	09/01/51	7,114,363
2,815,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/34	3,431,621
1,040,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/47	1,244,637
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/25	1,161,966
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,195,278
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,150,129
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	290,785
1,000,000	Weatherford OK Indl Trust Eductnl Facs Lease Rev Weatherford Pub Schs Proj	5.00%	03/01/31	1,243,220
				18,657,889
	Oregon – 1.4%
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.25%	11/15/50	547,912
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	184,058
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	277,351
1,500,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/35	1,911,213
1,000,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/36	1,266,936
1,080,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/45	1,346,096
4,000,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/34	4,806,088
2,035,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/35	2,441,485
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,243,502
500,000	Oregon City OR	4.00%	06/01/37	570,639
1,060,000	Oregon City OR	4.00%	06/01/38	1,207,693
2,450,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/37	3,004,929
2,350,000	Port of Portland OR Arpt Rev, Ser 24B, AMT	5.00%	07/01/33	2,778,420
2,500,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,898,232
4,925,000	Tri-Cnty OR Met Transprtn Dist, Ser A, GARVEE	5.00%	10/01/31	5,996,579
1,775,000	Yamhill Cnty OR Hosp Auth Ref Friendsview, Ser A	5.00%	11/15/56	2,035,707
				32,516,840
	Pennsylvania – 7.3%
750,000	Allegheny Cnty PA Arpt Auth Arpt Rev, Ser A, AGM, AMT	4.00%	01/01/46	848,577
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	1,827,464
1,200,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/32	1,511,742
505,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/34	633,477
2,300,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	2,681,444
7,070,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/38	8,200,989
900,000	Armstrong PA Sch Dist Ref, Ser A, BAM	5.00%	03/15/31	1,134,164
1,055,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/36	1,234,812
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	583,859

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$460,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	$529,633
735,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/38	837,891
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	1,183,847
1,185,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	1,327,716
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	464,599
765,000	Chester Cnty PA Indl Dev Auth Renaissance Acdmy Chrt Sch	5.00%	10/01/34	839,911
2,000,000	Cmwlth Fing Auth PA Ref of 2020, Ser A, BAM	5.00%	06/01/31	2,595,413
1,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Tobacco Master Stlmt Payment Bonds	5.00%	06/01/25	1,152,738
410,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Tobacco Master Stlmt Payment Bonds	5.00%	06/01/26	486,668
500,000	Colonial PA Sch Dist	5.00%	02/15/36	571,154
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	349,231
270,000	Conestoga Vly PA Sch Dist	4.00%	02/01/31	311,679
300,000	Conestoga Vly PA Sch Dist	4.00%	02/01/32	344,712
50,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	56,983
65,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	74,078
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,293,661
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	1,128,654
1,660,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,871,602
250,000	Cumberland Cnty PA Muni Auth Unrefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	276,116
635,000	Cumberland Cnty PA Muni Auth Unrefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	694,538
490,000	Dauphin Cnty PA Gen Auth Hlth sys Rev Ref Pinnacle Hlth Sys Proj, Ser A	5.00%	06/01/29	581,383
1,165,000	Dover PA Area Sch Dist, BAM	4.00%	04/01/32	1,319,396
100,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/32	120,493
115,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/33	138,333
245,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/34	294,096
290,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/35	347,622
1,910,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/27	2,200,175
715,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/28	820,402
770,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	880,572
5,980,000	Geisinger PA Auth Hlth Sys Rev Ref Geisinger Hlth Sys Oblig Grp, Ser A	4.00%	04/01/50	6,738,299
760,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/31	886,725
1,110,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/32	1,291,293
515,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/33	597,909
1,730,000	Kiski Vly PA Wtr Poll Control Auth Ref, AGM	4.00%	09/01/42	1,882,266
930,000	Kutztown PA Area Sch Dist, AGM	4.00%	03/15/35	1,090,243
655,000	Kutztown PA Area Sch Dist, AGM	4.00%	03/15/36	765,146
480,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/30	548,289
1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,250,606
2,100,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/40	2,588,940
1,700,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/41	2,089,626
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$750,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/45	$840,504
1,000,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/50	1,118,031
1,355,000	Lancaster PA Swr Auth Ref	5.00%	04/01/27	1,644,438
860,000	Lancaster PA Swr Auth Ref	4.00%	04/01/30	1,021,085
750,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	800,302
2,415,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/51	2,569,329
405,000	Lebanon PA Auth Swr Rev Ref Green Bond, BAM	4.00%	12/15/29	465,633
420,000	Lebanon PA Auth Swr Rev Ref Green Bond, BAM	4.00%	12/15/30	481,720
1,550,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/36	1,784,778
1,090,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/38	1,250,485
500,000	Middletown PA Sch Dist, Ser A	5.00%	03/01/28	508,008
300,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/35	350,300
550,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/36	638,058
610,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/38	704,539
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/34	1,158,707
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/35	1,157,003
2,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/44	2,269,511
50,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/29	51,301
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	557,994
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	112,056
200,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	223,791
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	663,575
140,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	160,690
225,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/26	264,789
540,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	618,811
1,800,000	Northampton Cnty PA Gen Purp Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	2,132,274
500,000	PA St 2nd, Ser CR, AGM	4.00%	09/15/31	570,489
50,000	PA St Econ Dev Fin Auth Rev UPMC Rev, Ser B	4.00%	03/15/40	54,727
1,000,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/25	1,153,492
1,105,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/34	1,298,205
2,810,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	2,991,077
2,365,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 125B, Non AMT	3.70%	10/01/47	2,444,945
5,455,000	PA St Hsg Fin Agy SF Mtge Rev, Ser 127B	3.55%	10/01/33	5,665,099
565,000	PA St Turnpike Commn Turnpike Rev Conv Cap Apprec, Subser E	6.38%	12/01/38	735,221
1,000,000	PA St Turnpike Commn Turnpike Rev Ref	5.00%	12/01/33	1,133,551
4,940,000	PA St Turnpike Commn Turnpike Rev Ref Sub Mtr License Fund, 2nd Ser	5.00%	12/01/41	5,963,359
2,500,000	PA St Turnpike Commn Turnpike Rev Ref, Subser B	5.00%	06/01/36	2,922,879
6,655,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A	4.00%	12/01/50	7,460,600
550,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A-1	5.00%	12/01/30	639,129
200,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/34	235,267
300,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/35	352,086
600,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/36	701,943
1,200,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/38	1,400,845

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$750,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/40	$869,995
620,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/40	743,953
375,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/50	443,023
1,500,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/41	1,627,974
1,000,000	Philadelphia PA Auth for Indl Dev City Svc Agreement Rev	5.00%	05/01/35	1,219,932
1,000,000	Philadelphia PA Auth for Indl Dev City Svc Agreement Rev, BAM	5.00%	05/01/30	1,241,093
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	336,363
1,625,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	1,882,829
1,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/29	1,191,033
455,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/32	540,477
2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	2,369,399
5,235,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 15th Ser	5.00%	08/01/42	6,206,512
3,355,000	Philadelphia PA Ref, AGM	5.00%	08/01/30	4,076,748
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/26	598,833
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	613,101
225,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	275,896
750,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	831,082
1,250,000	Philadelphia PA Sch Dist, Ser A	5.00%	09/01/38	1,524,020
500,000	Philadelphia PA Wtr & Wstwtr Rev, Ser A	5.00%	11/01/36	645,120
1,500,000	Philadelphia PA Wtr & Wstwtr Rev, Ser A	5.00%	11/01/45	1,889,041
100,000	Philadelphia PA, Ser B	5.00%	02/01/28	123,450
2,245,000	Philadelphia PA, Ser B	5.00%	02/01/36	2,789,040
1,275,000	Philadelphia PA, Ser B	5.00%	02/01/39	1,573,934
3,260,000	Philadelphia PA, Ser B, BAM	5.00%	02/01/34	4,115,137
2,235,000	Pittsburgh PA Sch Dist, Ser A	4.00%	09/01/38	2,569,888
1,885,000	Pittsburgh PA Sch Dist, Ser A, AGM	4.00%	09/01/34	2,213,063
310,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/31	405,024
300,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/32	390,831
400,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/33	520,032
205,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/34	265,777
300,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/34	354,511
325,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/35	382,871
235,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/36	275,936
1,835,000	Scranton PA Sch Dist	4.00%	12/01/42	2,094,859
405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	441,941
390,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/31	459,126
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/34	292,334
300,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/35	350,145
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/36	291,005
200,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/39	234,891
300,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/40	351,693
300,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/42	350,011
245,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/43	285,314
105,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/28	121,554
135,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/29	158,119
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$215,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/36	$247,465
1,970,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	2,253,429
				173,787,596
	Puerto Rico – 0.7%
9,023,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	9,863,147
429,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/27	388,249
3,092,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	2,650,030
2,753,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/31	2,189,937
963,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2 Converted	4.33%	07/01/40	1,059,274
				16,150,637
	Rhode Island – 0.2%
150,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/31	185,703
320,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/33	394,306
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/35	282,289
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,300,479
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,668,069
1,700,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	1,916,140
				5,746,986
	South Carolina – 0.9%
2,250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.25%	11/01/40	2,499,273
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	1,106,988
50,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	3.13%	12/01/22	50,625
1,310,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/26	1,376,513
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	1,041,204
1,000,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	1,108,201
1,650,000	SC St Jobs Econ Dev Auth Eductnl Facs Rev Green Chrt Schs Proj, Ser A (a)	4.00%	06/01/46	1,722,750
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	518,708
7,070,000	SC St Jobs Econ Dev Auth Hosp Facs Rev Ref Bon Secours Mercy Hlth Inc, Ser A	4.00%	12/01/44	8,088,164
30,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A	5.00%	08/01/23	32,470
2,000,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/34	2,368,118
355,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/35	419,707
				20,332,721
	South Dakota – 0.3%
1,000,000	Lincoln Cnty SD Econ Dev Rev Ref Augustana Clg Assoc Proj, Ser A	4.00%	08/01/51	1,096,178

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Dakota (Continued)
$510,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev	5.00%	04/01/31	$606,229
505,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev	5.00%	04/01/32	599,061
1,000,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev Ref Hsg & Auxiliary Facs Sys	5.00%	04/01/30	1,218,116
420,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev, Ser B	5.00%	04/01/29	473,271
170,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/26	198,527
105,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	121,049
200,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/28	214,941
640,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/32	666,881
1,090,000	SD St Hlth & Eductnl Facs Auth Sanford Oblig Grp, Ser B	5.00%	11/01/34	1,231,189
				6,425,442
	Tennessee – 1.3%
250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	310,606
200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	229,965
825,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	1,025,000
325,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Stdt Hsg CDFI Phase I	5.00%	10/01/23	349,645
1,245,000	Greeneville TN Hlth & Eductnl Facs Brd Hosp Rev Ref Ballad Hlth Oblig Grp, Ser A	5.00%	07/01/33	1,337,272
1,600,000	Knoxville TN Gas Rev Ref, Ser AA	4.00%	03/01/32	1,869,855
865,000	Met Govt Nashville & Davidson Cnty TN Elec Rev Sys, Ser A	5.00%	05/15/35	1,044,023
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,621,582
600,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/29	707,378
400,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/34	482,561
700,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/39	837,128
10,000,000	Tennergy Corp TN Gas Rev, Ser A (Mandatory put 09/01/28)	4.00%	12/01/51	11,693,685
2,000,000	TN Energy Acq Corp Cmdy Proj Rev, Ser A (Mandatory put 11/01/31)	5.00%	05/01/52	2,582,774
3,435,000	TN St Energy Acq Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	3,597,435
50,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/22	52,032
2,660,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/26	3,144,266
				30,885,207
	Texas – 9.1%
3,000,000	Alamo TX Cmnty Clg Dist	4.00%	08/15/37	3,585,212
930,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/31	1,208,547
975,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/32	1,263,329
415,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/33	536,603
525,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/34	676,990
565,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/35	681,011
875,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/36	1,051,710
230,000	Arlington TX Hgr Edu Fin Corp Edu Rev Kipp TX Inc	5.00%	08/15/28	287,535
2,685,000	Arlington TX Hgr Edu Fin Corp Edu Rev Lifeschool Dallas, Ser A	5.00%	08/15/31	3,028,742
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,645,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	$1,651,202
450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	505,895
1,000,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/37	1,236,740
3,870,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/39	4,766,561
900,000	Bexar Cnty TX Ref	4.00%	06/15/38	1,054,943
910,000	Bexar Cnty Tx Rev Ref Tax Exempt Venue Proj	4.00%	08/15/38	1,041,142
1,000,000	Bexar Cnty TX Rev Ref Tax Exempt Venue Proj	4.00%	08/15/36	1,148,600
1,000,000	Bexar Cnty TX Rev Ref Tax Exempt Venue Proj	4.00%	08/15/37	1,146,121
2,255,000	Brazoria Cnty TX Toll Road Auth Toll Road Rev Sub Lien, Ser A	5.00%	03/01/36	2,696,922
600,000	Brd of Managers TX Jt Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/24	660,235
305,000	Celina TX Spl Assmnt Rev Ref the Lakes at Mustang Ranch Pub Impt Dt Phase #1 Proj, BAM	4.00%	09/01/29	335,140
350,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/27	409,240
1,000,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/46	1,206,524
600,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	632,422
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	987,389
130,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/35	165,932
700,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/38	883,779
600,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/40	693,121
640,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/41	737,390
500,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs	5.00%	08/15/32	514,255
1,030,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	1,085,583
4,425,000	Corpus Christi TX Util Sys Rev Ref Jr Lien	5.00%	07/15/33	5,461,268
2,365,000	Corpus Christi TX Util Sys Rev Ref Jr Lien	5.00%	07/15/35	2,908,619
750,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/36	837,635
490,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/37	546,399
3,750,000	Dallas-Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/43	4,704,000
1,430,000	El Paso TX Ctfs Oblig, Ser A	4.00%	08/15/39	1,688,363
1,000,000	El Paso TX Ref, Ser A	4.00%	08/15/34	1,182,685
500,000	El Paso TX Ref, Ser A	4.00%	08/15/36	588,149
1,215,000	El Paso TX Wtr & Swr Rev	4.00%	03/01/33	1,424,574
1,000,000	El Paso TX Wtr & Swr Rev	4.00%	03/01/34	1,170,915
7,000,000	Frenship TX Indep Sch Dist	4.00%	02/15/51	8,214,601
1,170,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.50%	12/01/31	1,157,213
1,845,000	Gregory Portland TX Indep Sch Dist, Ser A	4.00%	02/15/31	2,180,220
535,000	Gregory Portland TX Indep Sch Dist, Ser A	4.00%	02/15/32	630,372
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	4.00%	11/15/30	1,112,482
1,640,000	Harris Cnty TX Flood Control Dist Ref Flood Control Dist, Ser A	4.00%	10/01/37	1,880,192
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,271,556
2,600,000	Harris Cnty TX Ref Sr Lien, Ser A	5.00%	08/15/36	3,091,697
1,770,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	2,057,101
2,750,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	3,197,902
250,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/40	289,290
4,000,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/48	4,546,221
2,000,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	2,117,285
1,730,000	Houston TX Cmnty Clg Ref	4.00%	02/15/37	1,916,297
500,000	Houston TX Hgr Edu Fin Corp Edu Rev Ref Harmony Pub Schs, Ser A	5.00%	02/15/26	544,933

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,000,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept	5.00%	09/01/32	$1,225,605
2,000,000	Houston TX Ref Pub Impt, Ser A	4.00%	03/01/33	2,171,307
2,500,000	Houston TX Ref, Ser A	5.00%	03/01/30	3,168,011
1,000,000	Houston TX Util Sys Rev Ref 1st Lien Subord, Ser D	5.00%	11/15/29	1,172,216
1,500,000	Houston TX Util Sys Rev Ref, Ser C	4.00%	11/15/35	1,823,936
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (a)	4.63%	09/01/39	548,587
570,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	610,017
545,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (a)	4.20%	08/15/25	582,459
1,250,000	Laredo TX Cmnty Clg Dist Combined Fee Rev Ref, BAM	4.00%	08/01/33	1,396,830
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (c)	5.13%	09/01/38	1,342,114
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	595,483
1,800,000	Lower Colorado River TX Auth Rev Ref	5.00%	05/15/35	2,281,143
1,000,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/28	1,249,756
500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/29	635,449
500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/30	631,430
1,000,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/31	1,255,273
1,500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/32	1,889,771
700,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/33	826,082
500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/33	629,488
500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/34	627,309
1,595,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/35	1,996,220
400,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/37	474,810
610,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/38	723,045
1,080,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/38	1,356,300
1,000,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/40	1,181,373
2,610,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/45	3,192,710
3,320,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/51	4,074,077
370,000	Mission TX Ctfs Oblig, AGM	5.00%	02/15/30	454,886
1,000,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 02/01/22)	0.20%	05/01/50	1,000,000
1,105,000	Montgomery TX Indep Sch Dist Ref Sch Bldg	5.00%	02/15/28	1,260,696
1,450,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, Ser A	4.00%	12/15/36	1,725,627
700,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (a)	4.25%	09/15/51	731,565
2,003,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (a)	4.75%	09/15/41	2,146,371
4,000,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/38	4,213,734
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$3,895,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/43	$4,724,572
250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/27	292,874
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,597,534
170,000	N TX Tollway Auth Rev Ref Second Tier, Ser B	5.00%	01/01/29	214,876
1,500,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,642,672
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	291,963
1,000,000	N TX Tollway Auth Rev Second Tier, Ser B	4.00%	01/01/40	1,171,547
1,500,000	N TX Tollway Auth Rev Second Tier, Ser B	4.00%	01/01/41	1,752,701
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,529,559
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,295,285
250,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	5.00%	01/01/50	258,961
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/32	519,699
700,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/42	720,375
1,870,000	Northside TX Indep Sch Dist Sch Bldg, Ser A	4.00%	06/01/29	1,911,841
1,150,000	Plano TX Ref	4.00%	09/01/30	1,377,803
495,000	Red River TX Hlth Facs Dev Corp Retmnt Fac Rev MRC Crestview, Ser A	7.75%	11/15/31	496,339
110,000	SA Energy Acq Pub Fac Corp TX Gas Sply Rev Gas Sply Rev	5.50%	08/01/27	136,767
3,195,000	San Antonio TX Wtr Rev Ref Junior Lien, Ser A	4.00%	05/15/38	3,787,993
2,500,000	San Antonio TX Wtr Rev Ref Junior Lien, Ser A	5.00%	05/15/42	3,156,045
2,690,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	3,143,194
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Cook Children’s Med Ctr	4.00%	12/01/35	881,965
2,180,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Christus Hlth, Ser B	5.00%	07/01/43	2,630,089
1,635,000	TX St Muni Gas Acq & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/26	1,978,500
2,500,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/24	2,828,577
575,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/25	669,383
3,625,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/28	4,479,942
250,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/29	313,756
5,000,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Segment 3C Proj, AMT	5.00%	06/30/58	5,950,882
865,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	961,589
2,130,000	TX St Univ Sys Fing Rev Ref, Ser A	4.00%	03/15/35	2,479,253
1,605,000	TX St Wtr Dev Brd St Revolving Fund	5.00%	08/01/31	2,062,040
1,000,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/25	1,157,023
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	971,362
4,900,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	4.00%	10/15/38	5,686,990
4,975,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	4.00%	10/15/44	5,833,793
250,000	TX St Wtr Dev Brd St Wtr Implementation Rev Fund for TX	4.00%	10/15/32	287,575
150,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/26	177,521
125,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/28	146,501
3,250,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/31	3,796,500
1,900,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/35	2,207,804
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,767,965
500,000	Viridian TX Muni Mgmt Dist Ref Util Impt, BAM	6.00%	12/01/26	582,887
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	169,206

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$125,000	Viridian TX Muni Mgmt Dist Util Impt, BAM	5.00%	12/01/26	$136,456
				218,972,623
	Utah – 1.2%
1,000,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (a)	3.50%	03/01/36	1,003,779
2,500,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (a)	3.75%	03/01/41	2,537,177
1,180,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/27	1,376,815
1,370,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/30	1,593,669
1,400,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/31	1,621,800
1,515,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/32	1,760,341
2,000,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-1	4.00%	06/01/52	1,934,770
1,500,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	1,435,364
5,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/34	6,398,142
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/32	458,148
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/37	369,695
1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (a)	5.00%	06/15/49	1,704,757
4,875,000	UT St Transit Auth Sales Tax Rev Ref Sub, BAM	5.00%	12/15/40	5,926,829
1,145,000	UT St Transit Auth Sales Tax Rev Ref, Subser A	5.00%	06/15/35	1,332,041
				29,453,327
	Vermont – 0.3%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	621,875
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	828,399
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	663,897
2,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (a)	4.63%	04/01/36	2,318,698
2,500,000	VT St Eductnl & Hlth Bldgs Fing Agy Rev Ref Univ of VT Med Ctr, Ser A	5.00%	12/01/33	2,940,371
				7,373,240
	Virginia – 0.6%
1,000,000	Chesapeake VA Hosp Auth Hosp Fac Rev Ref Chesapeake Regl Med Ctr	4.00%	07/01/35	1,157,220
1,100,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	4.00%	01/01/29	1,185,525
1,000,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	5.00%	01/01/49	1,081,283
200,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/36	229,008
350,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/46	390,249
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,379,878
1,000,000	VA St Res Auth Infra Rev Ref Infra VA Pooled Fing Prog, Ser C	4.00%	11/01/33	1,145,706
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,809,864
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/33	1,152,054
1,210,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	1,390,592
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	315,640
2,365,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Ref	5.00%	12/01/34	2,845,441
				15,082,460
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington – 1.9%
$1,235,000	Benton Cnty WA Pub Util Dist #1 Ref	4.00%	11/01/36	$1,382,044
1,090,000	Centrl Puget Sound WA Regl Transit Auth Green Bond, Ser S-1	5.00%	11/01/36	1,299,840
1,250,000	Centrl Puget Sound WA Regl Transit Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1	5.00%	11/01/35	1,471,654
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,436,308
1,500,000	Energy NW WA Elec Rev Ref, Ser A	5.00%	07/01/24	1,685,699
530,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (a)	5.00%	01/01/32	625,008
3,000,000	Seattle WA Drain & Wstwtr Rev Ref	4.00%	07/01/36	3,443,691
270,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth	4.00%	12/01/24	295,683
110,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A	5.00%	12/01/22	115,110
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	607,489
5,000,000	WA St Convention Ctr Pub Facs Dist Sub	4.00%	07/01/58	5,524,912
525,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	594,547
1,850,000	WA St Hlthcare Facs Auth Overlake Hosp Med Ctr, Ser A	5.00%	07/01/35	2,238,939
1,625,000	WA St Hlthcare Facs Auth Ref Overlake Hosp Med Ctr, Ser B	5.00%	07/01/31	1,980,728
1,090,000	WA St Hlthcare Facs Auth Ref Seattle Cancer Care Alliance	5.00%	09/01/45	1,361,815
305,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (a)	5.00%	12/01/28	382,966
170,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (a)	5.00%	12/01/29	217,210
225,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (a)	5.00%	12/01/32	290,092
35,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj	5.00%	07/01/22	36,038
50,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj	5.00%	07/01/28	53,050
1,000,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Transforming Age Proj, Ser A (a)	5.00%	01/01/44	1,118,589
2,485,443	WA St Hsg Fin Commn Social Certificate, Ser A-1	3.50%	12/20/35	2,852,841
2,500,000	WA St Ref R-2015D	5.00%	07/01/32	2,838,509
1,100,000	WA St, Ser 2020A	5.00%	08/01/35	1,394,716
3,000,000	WA St, Ser 2020A	5.00%	08/01/44	3,744,636
4,000,000	WA St, Ser B	5.00%	02/01/36	4,551,078
2,425,000	WA St, Ser D	5.00%	02/01/30	2,925,761
				44,468,953
	West Virginia – 0.1%
2,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Appalachian Pwr Amos Proj Remk, Ser A, AMT (Mandatory put 09/01/25)	1.00%	01/01/41	2,001,462
	Wisconsin – 2.2%
825,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/35	959,421
1,255,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/36	1,460,843
1,050,000	Milwaukee WI Ref Promissory Nts, Ser N-4	5.00%	04/01/29	1,333,008
1,375,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	5.00%	06/15/54	1,534,860
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	5.00%	07/01/40	555,508
1,315,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	4.20%	07/15/27	1,407,489
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	5.13%	07/15/37	1,403,549
1,000,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/51	1,085,685
1,515,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	1,615,846
1,730,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	1,870,035
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/47	1,072,898
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	1,071,982
425,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	509,435

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	$1,153,033
1,250,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/35	1,469,542
2,000,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/39	2,327,585
600,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	4.00%	11/15/37	693,212
1,450,000	Pub Fin Auth WI Retmnt Fac Rev Ref Penick Vlg Oblig Grp (a)	5.00%	09/01/49	1,548,590
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (a)	5.00%	10/01/43	1,096,485
2,000,000	Pub Fin Auth WI Rev Green Bond Fargo Moorhead Met Area Flood Mgmnt, AMT	4.00%	09/30/51	2,173,855
1,000,000	Pub Fin Auth WI Rev Searstone CCRC Proj, Ser B2	2.25%	06/01/27	993,778
600,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/37	687,252
535,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/38	610,865
1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B	5.00%	05/01/34	1,534,420
100,000	WI St Hlth & Eductnl Facs Auth Rev Marshfield Clinic Hlth Sys, Ser A	4.00%	02/15/36	109,059
3,650,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	4,298,535
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/39	1,174,279
1,780,000	WI St Hlth & Eductnl Facs Auth Rev Ref Beloit Hlth Sys Inc	4.00%	07/01/36	2,064,101
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Froedtert Hlth Inc Oblg, Ser A	4.00%	04/01/39	1,111,884
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marquette Univ	5.00%	10/01/28	520,296
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth Sys Inc, Ser B1 (Mandatory put 02/15/25)	5.00%	02/15/52	560,540
1,500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth Sys Inc, Ser B2 (Mandatory put 02/15/27)	5.00%	02/15/51	1,779,031
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,319,008
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	196,137
700,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/44	810,883
800,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/49	923,290
435,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/30	472,721
2,000,000	WI St Ref, Ser 3	4.00%	11/01/34	2,296,735
2,500,000	WI St, Ser B	4.00%	05/01/31	2,890,849
1,000,000	Wood Cnty WI, NANS	0.75%	03/07/22	1,000,514
				51,697,038
	Wyoming – 0.0%
250,000	Laramie Cnty WY Hosp Rev Ref Cheyenne Regl Med Ctr Proj	4.00%	05/01/29	296,679
500,000	Laramie Cnty WY Hosp Rev Ref Cheyenne Regl Med Ctr Proj	4.00%	05/01/34	598,379
				895,058

Total Investments – 97.5%	2,332,895,352
(Cost $2,242,675,268) (f)
Net Other Assets and Liabilities – 2.5%	60,510,057
Net Assets – 100.0%	$2,393,405,409
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	347	Dec 2021	$ (55,812,781)	$(416,777)
Ultra 10-Year U.S. Treasury Notes	Short	439	Dec 2021	(63,668,719)	(322,658)
				$(119,481,500)	$(739,435)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $117,121,043 or 4.9% of net assets.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(d)	Zero coupon bond.
(e)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(f)	Aggregate cost for federal income tax purposes was $2,242,445,899. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $96,560,063 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,850,045. The net unrealized appreciation was $89,710,018. The amounts presented are inclusive of derivative contracts.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GARVEE	Grant Anticipation Revenue Vehicle
NANS	Note Anticipation Notes
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 2,332,895,352	$ —	$ 2,332,895,352	$ —

LIABILITIES TABLE
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (739,435)	$ (739,435)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
October 31, 2021
ASSETS:
Investments, at value (Cost $2,242,675,268)	$ 2,332,895,352
Cash	47,795,450
Cash segregated as collateral for open futures contracts	2,949,902
Interest receivable	27,860,341
Total Assets	2,411,501,045
LIABILITIES:
Due to broker	551,560
Payables:
Investment securities purchased	16,347,076
Investment advisory fees	1,009,125
Variation margin	187,875
Total Liabilities	18,095,636
NET ASSETS	$2,393,405,409
NET ASSETS consist of:
Paid-in capital	$ 2,326,228,501
Par value	423,500
Accumulated distributable earnings (loss)	66,753,408
NET ASSETS	$2,393,405,409
NET ASSET VALUE, per share	$56.51
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	42,350,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Year Ended October 31, 2021
INVESTMENT INCOME:
Interest	$ 52,159,038
Total investment income	52,159,038
EXPENSES:
Investment advisory fees	13,639,348
Total expenses	13,639,348
Fees waived by the investment advisor	(3,147,542)
Net expenses	10,491,806
NET INVESTMENT INCOME (LOSS)	41,667,232
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,197,665)
Futures contracts	1,772,859
Net realized gain (loss)	575,194
Net increase from payment by the advisor	4,688
Net change in unrealized appreciation (depreciation) on:
Investments	30,713,008
Futures contracts	(1,145,998)
Net change in unrealized appreciation (depreciation)	29,567,010
NET REALIZED AND UNREALIZED GAIN (LOSS)	30,146,892
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 71,814,124
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 41,667,232	$ 32,452,428
Net realized gain (loss)	575,194	(21,214,098)
Net increase from payment by the advisor	4,688	—
Net change in unrealized appreciation (depreciation)	29,567,010	20,940,618
Net increase (decrease) in net assets resulting from operations	71,814,124	32,178,948
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(41,343,498)	(32,252,217)
Return of capital	(653,379)	(917,161)
Total distributions to shareholders	(41,996,877)	(33,169,378)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	683,145,950	639,451,461
Cost of shares redeemed	(34,043,084)	(59,233,572)
Net increase (decrease) in net assets resulting from shareholder transactions	649,102,866	580,217,889
Total increase (decrease) in net assets	678,920,113	579,227,459
NET ASSETS:
Beginning of period	1,714,485,296	1,135,257,837
End of period	$2,393,405,409	$1,714,485,296
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	30,950,002	20,500,002
Shares sold	12,000,000	11,550,000
Shares redeemed	(600,000)	(1,100,000)
Shares outstanding, end of period	42,350,002	30,950,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 55.40	$ 55.38	$ 51.75	$ 53.16	$ 53.32
Income from investment operations:
Net investment income (loss)	1.13	1.23	1.35	1.35	1.34
Net realized and unrealized gain (loss)	1.12	0.05	3.67	(1.41)	(0.01)
Total from investment operations	2.25	1.28	5.02	(0.06)	1.33
Distributions paid to shareholders from:
Net investment income	(1.12)	(1.23)	(1.36)	(1.35)	(1.33)
Net realized gain	—	—	—	—	(0.16)
Return of capital	(0.02)	(0.03)	(0.03)	—	—
Total distributions	(1.14)	(1.26)	(1.39)	(1.35)	(1.49)
Net asset value, end of period	$56.51	$55.40	$55.38	$51.75	$53.16
Total return (a)	4.06% (b)	2.33%	9.79%	(0.12)%	2.59%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,393,405	$ 1,714,485	$ 1,135,258	$ 455,371	$ 220,605
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.99%	2.24%	2.53%	2.60%	2.63%
Portfolio turnover rate (c)	9%	35%	26%	42%	85%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(b)	The Fund received a reimbursement from the advisor in the amount of $4,688, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
October 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on The Nasdaq Stock Market LLC. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2021, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Brookstone CDD FL Spl Assmnt Rev CDD, 3.88%, 11/01/23	01/24/18	$270,000	$101.49	$270,000	$274,035	0.01%
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.25%, 07/01/28	09/04/18	$700,000	113.95	705,789	797,636	0.03
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.88%, 07/01/38	09/04/18	$1,000,000	114.00	1,003,944	1,140,024	0.05
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 5.13%, 09/01/38	05/04/18	$1,290,000	104.04	1,290,000	1,342,114	0.06
Timber Creek CDD FL Spl Assmnt Rev, 4.13%, 11/01/24	06/21/18	$175,000	102.49	175,000	179,361	0.01
				$3,444,733	$3,733,170	0.16%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021
Restricted cash segregated as collateral for futures contracts in the amount of $2,949,902 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$1,652	$9,278
Capital gains	—	—
Tax-exempt income	41,341,846	32,242,939
Return of capital	653,379	917,161
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(22,956,610)
Net unrealized appreciation (depreciation)	89,710,018
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, the Fund had $22,956,610 of capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(5,619)	$5,619	$—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2023. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Fund’s investment advisor only after March 1, 2023. First Trust does not have the right to recover the fees waived. During the fiscal year ended October 31, 2021, the Advisor waived fees of $3,147,542.
During the fiscal year ended October 31, 2021, the Fund received a payment from the Advisor of $4,688 in connection with a trade error.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $863,928,547 and $184,817,783, respectively.
For the fiscal year ended October 31, 2021, the Fund had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 739,435
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$1,772,859
Net change in unrealized appreciation (depreciation) on futures contracts	(1,145,998)
During the fiscal year ended October 31, 2021, the notional value of futures contracts opened and closed were $1,029,489,342 and $963,347,527, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021
charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $355 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to October 29, 2021, the commitment amount was $330 million, and prior to March 3, 2021, the commitment amount was $410 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2021.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Managed Municipal ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Managed Municipal ETF (FMB)
October 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2021, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	100.00%
Alternative Minimum Tax (AMT)	9.57%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021 (Unaudited)
courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least March 1, 2022. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021 (Unaudited)
differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one-year period ended December 31, 2020 and outperformed the Performance Universe median for the three- and five-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one- and three-year periods ended December 31, 2020 and outperformed the benchmark index for the five-year period ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Board of Trustees and Officers
First Trust Managed Municipal ETF (FMB)
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Managed Municipal ETF (FMB)
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)

Annual Report
For the Year Ended
October 31, 2021

First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Long/Short Equity ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The investment objective of First Trust Long/Short Equity ETF (the “Fund”) is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts.
The Fund’s portfolio is composed of both long and short positions in equity securities and ETFs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (9/8/14) to 10/31/21	5 Years Ended 10/31/21	Inception (9/8/14) to 10/31/21
Fund Performance
NAV	20.41%	9.79%	8.20%	59.51%	75.61%
Market Price	20.63%	9.79%	8.21%	59.50%	75.71%
Index Performance
S&P 500® Index	42.91%	18.93%	14.57%	137.90%	164.30%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Investments – Long Positions
Information Technology	25.0%
Health Care	15.0
Materials	11.8
Energy	10.6
Industrials	10.3
Consumer Discretionary	9.0
Communication Services	8.0
Consumer Staples	7.5
Financials	2.6
Real Estate	0.2
Total	100.0%

Portfolio Sector Allocation	% of Total Investments Sold Short
Financials	35.4%
Industrials	14.3
Information Technology	13.7
Consumer Discretionary	8.5
Materials	7.6
Communication Services	6.8
Health Care	5.3
Consumer Staples	4.7
Energy	2.8
Real Estate	0.9
Total	100.0%
Top Ten Investments – Long Positions	% of Net Assets
Microsoft Corp.	5.8%
Apple, Inc.	5.6
Amazon.com, Inc.	2.6
Intuit, Inc.	2.6
Analog Devices, Inc.	2.4
Sherwin-Williams (The) Co.	2.4
CoStar Group, Inc.	2.3
Sysco Corp.	2.2
Philip Morris International, Inc.	2.1
Alphabet, Inc., Class A	2.0
Total	30.0%

Top Ten Investments Sold Short	% of Net Assets
SPDR S&P 500 ETF Trust	-8.0%
Plug Power, Inc.	-0.5%
Wolfspeed, Inc.	-0.5%
Snowflake, Inc., Class A	-0.4%
First Solar, Inc.	-0.4%
Netflix, Inc.	-0.4%
Halliburton Co.	-0.4%
Bank of America Corp.	-0.4%
Regions Financial Corp.	-0.4%
Hilton Worldwide Holdings, Inc.	-0.4%
Total	-11.8%

Fund Allocation	% of Net Assets
Common Stocks	97.4%
Master Limited Partnerships	0.4
Real Estate Investment Trusts	0.3
Common Stocks Sold Short	(23.4)
Exchange-Traded Funds Sold Short	(8.0)
Net Other Assets and Liabilities*	33.3
Total	100.0%

*	Includes variation margin on futures contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2021 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager of First Trust, FTA- Alternatives Investment Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, FTA- Alternatives Investment Team
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed securities and ETFs. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. ETFs that provide exposure to U.S. exchange-listed securities.
Overall Market Recap
U.S. economic growth was strong during the 12-month period ended October 31, 2021. During the gross domestic product (“GDP”) reporting period from September 30, 2020 to June 30, 2021, quarter-over-quarter GDP growth averaged 5.8% on an annualized basis. Growth appears to have cooled during the third quarter of 2021, coming in at 2.0% annualized rate. During the 12-month period ended October 31, 2021, non-farm payrolls (i.e., jobs) increased by 5.774 million, according to the U.S. Bureau of Labor Statistics (“BLS”) survey, resulting in the unemployment rate falling from 6.7% to 4.6%. Job growth is likely to remain strong in the near future as the Job Openings and Labor Turnover Summary survey released by the BLS in October 2021 (for August 2021), was showing a solid 10.439 million position available in the U.S., off only slightly from the prior month’s release of 11.09 million, which was an all-time high.
Solid gains in the unemployment rate have boosted paychecks throughout the period with average hourly earnings up 4.9% year-over-year. Despite the big increase, consumers are not necessarily feeling better off as the year-over-year Consumer Price Index was up 6.2% in the same period, resulting in a decrease in real earnings of -1.3%. The increase in inflation, according to the Federal Reserve (the “Fed”), is likely to be transitory. Monetary policy is still accommodative, but likely to get less so in the future as the Fed will soon begin to slow or taper their monthly purchases of Treasuries and mortgage-backed securities. Market expectations for the timing of an increase in the Federal Funds rate, currently at 0.25%, is sometime between late second quarter and the end of the third quarter of 2022.
The U.S. equity market, as represented by the S&P 500® Index, rallied during the 12-month period ended October 31, 2021, up 42.91%, as the solid GDP growth and the declining unemployment rate indicated an economy recovering strongly from the early 2020 shock induced by the coronavirus (“COVID-19”) pandemic. Smaller capitalization stocks, as represented by the Russell 2000® Index, performed particularly well during the period, up 50.80%, as they benefitted from the gradual reopening of the U.S. economy. U.S. Treasury yields rose during the period with Two-Year Treasuries up 0.34% and Ten-Year Treasuries up 0.68%. The broader bond market, as represented by the Bloomberg Aggregate, was down -0.48% on a total return basis for the same period.
Fund Performance
The Fund returned 20.63% on a market price basis and 20.41% on a net asset value (“NAV”) basis for the 12-month period ended October 31, 2021. The Fund’s benchmark, the S&P 500® Index (the “Benchmark”) returned 42.91% during the same period.
During the period, the net positions within the portfolio (long holdings minus short holdings) increased from 59.5% at the beginning of the period to 63.2% at the end of the period. The increase was the result of a 5.3% increase in the long positions and a 1.55% increase in the size of the short positions.
During the same period, the companies held as short positions within the Fund, rose in value substantially, as the rising tide of the market lifted all boats, resulting in the short positions reducing overall Fund performance. The Fund’s long positions, as stand-alone investments, underperformed the Benchmark with stock selection being particularly poor in the Materials, Health Care, and Consumer Discretionary sectors. Offsetting some of that underperformance, but not all, was the Fund’s Energy and Information Technology sector allocations. The Fund held an overweight position in the Energy sector, which was the best performing sector in the S&P 500® Index. Additionally, the Fund’s stock selection within the Energy sector was a positive for relative and absolute performance. Stock

Portfolio Commentary (Continued)
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2021 (Unaudited)
selection was also beneficial within the Information Technology sector. Domestic equity index futures were used during the fiscal period to manage the Fund’s overall long and short exposure. The overall performance impact from futures during the period was marginally negative on an absolute basis.
The short positions within the Fund significantly outperformed the Benchmark thus reducing overall Fund returns on an absolute and relative basis. Stock selection within the short portfolio hurt Fund performance (i.e., the Fund was short outperforming stocks) in the following sectors: Consumer Discretionary, Financials, and Energy. Stock selection in the short portfolio had a small positive impact in the Health Care and Communication Services sectors. The overall sector allocation of the short portfolio detracted slightly from relative performance with the most notable negative impacts being the underweight sector exposure in the Health Care and Utilities sectors.
Overall, the Fund underperformed the unmanaged, unhedged Benchmark, but realized returns and risk commensurate with its overall market position as a long-short equity fund with net exposure ranging during the period between 66.2% and 71.5%.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary objective of seeking to provide investors with long term total return. As of October 31, 2021, the Fund is invested in a broad array of U.S. equity securities with a net market exposure of approximately 68.4% versus its unmanaged Benchmark’s exposure of 100%. In our opinion, the Fund’s combination of a broadly diversified portfolio which is long high-quality stocks and short low-quality stocks, as measured by an earnings quality model, positions the Fund well to continue to achieve its investment objective of seeking to provide investors with long term total return.

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
October 31, 2021 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a)(b)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$1,073.20	1.32%	$6.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.32%	$6.72

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
October 31, 2021
Shares/ Units	Description	Value
COMMON STOCKS – 97.4%
	Airlines – 1.6%
351,957	American Airlines Group, Inc. (a) (b)	$6,757,574
	Automobiles – 1.1%
129,492	Harley-Davidson, Inc. (b)	4,725,163
	Banks – 1.3%
24,644	JPMorgan Chase & Co. (b)	4,186,769
12,017	UMB Financial Corp.	1,187,520
		5,374,289
	Beverages – 1.8%
18,372	Coca-Cola (The) Co.	1,035,630
79,131	Monster Beverage Corp. (a) (b)	6,726,135
		7,761,765
	Biotechnology – 2.7%
12,790	AbbVie, Inc. (b)	1,466,629
5,031	Amgen, Inc. (b)	1,041,266
1,810	Biogen, Inc. (a)	482,691
28,762	CRISPR Therapeutics AG (a)	2,626,833
12,367	Gilead Sciences, Inc.	802,371
5,469	Incyte Corp. (a)	366,314
2,709	Moderna, Inc. (a)	935,174
27,316	Neurocrine Biosciences, Inc. (a)	2,879,380
1,065	Regeneron Pharmaceuticals, Inc. (a)	681,536
2,746	Vertex Pharmaceuticals, Inc. (a)	507,818
		11,790,012
	Building Products – 2.4%
21,071	Allegion PLC (b)	2,703,409
117,517	Masco Corp. (b)	7,703,240
		10,406,649
	Chemicals – 6.2%
4,516	Albemarle Corp.	1,131,122
22,742	CF Industries Holdings, Inc.	1,291,746
30,477	Chemours (The) Co.	853,965
24,093	Corteva, Inc. (b)	1,039,613
16,231	Dow, Inc.	908,449
13,746	DuPont de Nemours, Inc.	956,722
9,061	Eastman Chemical Co.	942,616
4,630	Ecolab, Inc.	1,028,879
43,927	Element Solutions, Inc.	997,582
11,327	FMC Corp.	1,030,870
12,882	Ingevity Corp. (a)	1,003,637
10,000	LyondellBasell Industries N.V., Class A	928,200
6,321	PPG Industries, Inc. (b)	1,014,963
12,320	RPM International, Inc.	1,074,304
31,989	Sherwin-Williams (The) Co. (b)	10,128,037
34,051	Valvoline, Inc.	1,156,372
11,966	Westlake Chemical Corp.	1,164,770
		26,651,847
	Commercial Services & Supplies – 0.5%
21,255	ABM Industries, Inc.	935,433

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
2,631	Cintas Corp.	$1,139,486
		2,074,919
	Communications Equipment – 1.9%
20,399	Arista Networks, Inc. (a) (b)	8,357,266
	Construction Materials – 0.8%
23,818	Eagle Materials, Inc.	3,533,638
	Diversified Consumer Services – 0.6%
107,140	H&R Block, Inc.	2,471,720
	Diversified Financial Services – 1.3%
19,896	Berkshire Hathaway, Inc., Class B (a)	5,710,351
	Diversified Telecommunication Services – 2.1%
15,127	Cogent Communications Holdings, Inc.	1,158,577
46,530	Iridium Communications, Inc. (a)	1,886,791
511,573	Lumen Technologies, Inc. (b)	6,067,256
		9,112,624
	Electrical Equipment – 0.3%
5,479	Acuity Brands, Inc.	1,125,551
	Electronic Equipment, Instruments & Components – 0.6%
15,124	TD SYNNEX Corp.	1,588,020
2,007	Zebra Technologies Corp., Class A (a)	1,071,638
		2,659,658
	Entertainment – 0.4%
59,297	Playtika Holding Corp. (a)	1,676,919
	Food & Staples Retailing – 3.1%
65,994	BJ’s Wholesale Club Holdings, Inc. (a)	3,856,689
123,573	Sysco Corp. (b)	9,502,764
		13,359,453
	Food Products – 0.3%
30,601	Simply Good Foods (The), Co. (a)	1,213,330
	Health Care Equipment & Supplies – 2.9%
12,750	Abbott Laboratories	1,643,348
1,163	ABIOMED, Inc. (a)	386,163
760	Align Technology, Inc. (a)	474,521
5,520	Baxter International, Inc.	435,859
3,148	Becton Dickinson and Co.	754,229
15,267	Boston Scientific Corp. (a)	658,466
915	Cooper (The) Cos., Inc.	381,482
6,803	DENTSPLY SIRONA, Inc.	389,200
1,001	Dexcom, Inc. (a)	623,833
6,488	Edwards Lifesciences Corp. (a)	777,392
5,339	Hologic, Inc. (a)	391,402
932	IDEXX Laboratories, Inc. (a)	620,842
3,003	Intuitive Surgical, Inc. (a) (b)	1,084,473
10,179	Medtronic PLC	1,220,055
1,458	ResMed, Inc.	383,323
1,917	STERIS PLC	448,080
3,245	Stryker Corp.	863,397
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
1,063	Teleflex, Inc.	$379,427
2,777	Zimmer Biomet Holdings, Inc.	397,444
		12,312,936
	Health Care Providers & Services – 4.5%
18,510	Amedisys, Inc. (a)	3,134,483
3,474	AmerisourceBergen Corp.	423,897
2,584	Anthem, Inc. (b)	1,124,376
7,947	Cardinal Health, Inc.	379,946
7,383	Centene Corp. (a)	525,965
3,697	Cigna Corp.	789,716
14,353	CVS Health Corp.	1,281,436
3,116	DaVita, Inc. (a)	321,696
2,778	HCA Healthcare, Inc.	695,778
5,433	Henry Schein, Inc. (a)	414,810
1,387	Humana, Inc.	642,403
1,363	Laboratory Corp of America Holdings (a)	391,208
2,052	McKesson Corp.	426,570
16,389	Molina Healthcare, Inc. (a) (b)	4,846,555
2,752	Quest Diagnostics, Inc.	403,939
7,415	UnitedHealth Group, Inc.	3,414,385
2,660	Universal Health Services, Inc., Class B	330,106
		19,547,269
	Health Care Technology – 0.1%
5,334	Cerner Corp.	396,263
	Hotels, Restaurants & Leisure – 1.6%
32,979	Airbnb, Inc. (a) (b)	5,628,196
7,043	Expedia Group, Inc. (a)	1,157,940
		6,786,136
	Interactive Media & Services – 5.3%
2,904	Alphabet, Inc., Class A (a) (b)	8,598,512
2,739	Alphabet, Inc., Class C (a) (b)	8,122,258
19,034	Meta Platforms, Inc., Class A (a) (b)	6,158,831
		22,879,601
	Internet & Direct Marketing Retail – 2.6%
3,308	Amazon.com, Inc. (a) (b)	11,155,998
	IT Services – 0.8%
5,876	International Business Machines Corp.	735,088
13,703	Visa, Inc., Class A (b)	2,901,884
		3,636,972
	Leisure Products – 1.2%
51,930	Hayward Holdings, Inc. (a)	1,204,257
175,902	Smith & Wesson Brands, Inc. (b)	3,781,893
		4,986,150
	Life Sciences Tools & Services – 1.7%
3,081	Agilent Technologies, Inc.	485,227
524	Bio-Rad Laboratories, Inc., Class A (a)	416,412
968	Charles River Laboratories International, Inc. (a)	434,322
4,655	Danaher Corp.	1,451,289

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
1,722	Illumina, Inc. (a)	$714,733
2,030	IQVIA Holdings, Inc. (a)	530,683
275	Mettler-Toledo International, Inc. (a)	407,242
2,278	PerkinElmer, Inc.	402,955
2,851	Thermo Fisher Scientific, Inc. (b)	1,804,883
1,023	Waters Corp. (a)	376,004
926	West Pharmaceutical Services, Inc.	398,069
		7,421,819
	Machinery – 2.8%
11,355	Otis Worldwide Corp.	911,920
49,482	Pentair PLC	3,660,183
25,094	Snap-on, Inc. (b)	5,099,854
25,630	Toro (The) Co.	2,446,896
		12,118,853
	Metals & Mining – 4.5%
24,275	Alcoa Corp.	1,115,436
62,700	AngloGold Ashanti Ltd., ADR	1,158,696
51,086	Barrick Gold Corp.	938,450
91,588	Cia de Minas Buenaventura SAA, ADR (a)	721,713
96,485	Eldorado Gold Corp. (a)	864,506
82,604	First Majestic Silver Corp.	1,046,593
7,089	Franco-Nevada Corp.	1,012,522
29,294	Freeport-McMoRan, Inc.	1,104,970
172,985	Kinross Gold Corp.	1,039,640
26,271	Kirkland Lake Gold Ltd.	1,107,848
31,670	MAG Silver Corp. (a)	632,767
17,852	Newmont Corp.	964,008
8,333	Nucor Corp.	930,379
40,761	Pan American Silver Corp.	1,043,889
53,620	Pretium Resources, Inc. (a)	647,730
6,771	Reliance Steel & Aluminum Co.	989,649
9,228	Royal Gold, Inc.	913,757
109,638	Sandstorm Gold Ltd. (a)	694,008
54,585	SilverCrest Metals, Inc. (a)	491,265
63,645	SSR Mining, Inc.	1,004,318
23,363	Wheaton Precious Metals Corp.	944,099
		19,366,243
	Oil, Gas & Consumable Fuels – 10.0%
288,230	Antero Resources Corp. (a)	5,727,130
57,525	APA Corp.	1,507,730
28,171	Bonanza Creek Energy, Inc.	1,581,520
33,692	California Resources Corp.	1,554,212
10,505	Chevron Corp.	1,202,717
95,451	CNX Resources Corp. (a)	1,394,539
18,645	ConocoPhillips	1,388,866
77,461	CVR Energy, Inc.	1,484,927
65,766	Delek US Holdings, Inc. (a)	1,279,149
13,912	Diamondback Energy, Inc. (b)	1,491,227
15,084	EOG Resources, Inc.	1,394,667
18,625	Exxon Mobil Corp.	1,200,754
30,226	Green Plains, Inc. (a)	1,147,077
33,279	HollyFrontier Corp.	1,124,830
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
72,241	Magnolia Oil & Gas Corp., Class A	$1,508,392
88,972	Marathon Oil Corp.	1,452,023
17,744	Marathon Petroleum Corp.	1,169,862
48,723	Murphy Oil Corp.	1,355,961
42,368	Occidental Petroleum Corp.	1,420,599
40,428	Ovintiv, Inc.	1,516,859
28,595	Par Pacific Holdings, Inc. (a)	442,079
109,739	PBF Energy, Inc., Class A (a) (b)	1,603,287
26,325	PDC Energy, Inc.	1,377,061
14,553	Phillips 66	1,088,273
7,003	Pioneer Natural Resources Co.	1,309,421
79,749	Range Resources Corp. (a)	1,859,747
20,574	Renewable Energy Group, Inc. (a)	1,316,736
15,807	Valero Energy Corp.	1,222,355
24,327	World Fuel Services Corp.	742,703
		42,864,703
	Pharmaceuticals – 2.7%
17,916	Bristol-Myers Squibb Co.	1,046,294
3,282	Catalent, Inc. (a)	452,457
5,926	Eli Lilly & Co.	1,509,708
21,223	Johnson & Johnson (b)	3,456,802
18,846	Merck & Co, Inc. (b)	1,659,390
9,983	Perrigo Co. PLC	450,732
39,001	Pfizer, Inc.	1,705,904
27,989	Viatris, Inc.	373,653
4,518	Zoetis, Inc.	976,792
		11,631,732
	Professional Services – 2.6%
115,426	CoStar Group, Inc. (a)	9,932,407
3,967	Equifax, Inc.	1,100,565
		11,032,972
	Semiconductors & Semiconductor Equipment – 4.1%
12,066	Advanced Micro Devices, Inc. (a)	1,450,695
58,505	Analog Devices, Inc. (b)	10,150,032
4,774	Enphase Energy, Inc. (a)	1,105,802
18,503	NVIDIA Corp.	4,730,662
		17,437,191
	Software – 11.5%
274,052	Dropbox, Inc., Class A (a) (b)	8,355,845
17,566	Intuit, Inc. (b)	10,996,140
18,051	Manhattan Associates, Inc. (a)	3,276,979
43,697	McAfee Corp., Class A	933,805
74,666	Microsoft Corp. (b)	24,760,739
3,155	salesforce.com, Inc. (a)	945,522
		49,269,030
	Specialty Retail – 1.8%
8,047	Asbury Automotive Group, Inc. (a)	1,574,878
641	AutoZone, Inc. (a)	1,144,082
146,534	Leslie’s, Inc. (a)	3,030,323
20,644	MarineMax, Inc. (a)	1,069,153

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
1,708	O’Reilly Automotive, Inc. (a)	$1,062,923
		7,881,359
	Technology Hardware, Storage & Peripherals – 5.6%
160,412	Apple, Inc. (b)	24,029,718
	Tobacco – 2.1%
96,548	Philip Morris International, Inc. (b)	9,127,648
	Total Common Stocks	418,645,321
	(Cost $381,912,641)
MASTER LIMITED PARTNERSHIPS – 0.4%
	Oil, Gas & Consumable Fuels – 0.4%
39,936	Black Stone Minerals, L.P.	499,599
18,330	Sunoco, L.P.	742,182
22,888	Viper Energy Partners, L.P. (c)	504,680
	Total Master Limited Partnerships	1,746,461
	(Cost $1,366,219)
REAL ESTATE INVESTMENT TRUSTS – 0.3%
	Equity Real Estate Investment Trusts – 0.3%
29,458	Weyerhaeuser Co.	1,052,240
	(Cost $1,029,078)

Total Investments – 98.1%	421,444,022
(Cost $384,307,938) (d)

Shares	Description	Value
COMMON STOCKS SOLD SHORT – (23.4)%
	Aerospace & Defense – (1.0)%
(4,645)	BWX Technologies, Inc.	(263,557)
(3,507)	Huntington Ingalls Industries, Inc.	(710,974)
(17,583)	Kratos Defense & Security Solutions, Inc. (a)	(376,100)
(4,217)	Lockheed Martin Corp.	(1,401,394)
(20,468)	Maxar Technologies, Inc.	(543,425)
(21,595)	Spirit AeroSystems Holdings, Inc., Class A	(891,658)
		(4,187,108)
	Air Freight & Logistics – (0.4)%
(12,324)	Expeditors International of Washington, Inc.	(1,519,056)
	Banks – (2.8)%
(36,657)	Bank of America Corp.	(1,751,471)
(8,145)	BankUnited, Inc.	(330,361)
(19,901)	Comerica, Inc.	(1,693,376)
(11,910)	Credicorp Ltd.	(1,544,251)
(4,453)	Cullen/Frost Bankers, Inc.	(576,664)
(790)	First Citizens BancShares, Inc., Class A	(642,981)
(5,973)	Glacier Bancorp, Inc.	(330,247)
(12,400)	KeyCorp	(288,548)
(10,964)	M&T Bank Corp.	(1,613,024)
(17,700)	Old National Bancorp	(302,316)
(9,034)	Popular, Inc.	(735,729)
(73,858)	Regions Financial Corp.	(1,748,957)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Banks (Continued)
(29,630)	Valley National Bancorp	$(392,894)
		(11,950,819)
	Beverages – (0.4)%
(2,509)	Boston Beer (The) Co., Inc., Class A (a)	(1,235,633)
(7,383)	Celsius Holdings, Inc. (a)	(712,607)
		(1,948,240)
	Capital Markets – (0.3)%
(11,338)	Northern Trust Corp.	(1,395,028)
	Chemicals – (1.2)%
(5,601)	Air Products & Chemicals, Inc.	(1,679,236)
(44,977)	Amyris, Inc. (a)	(666,559)
(7,662)	Cabot Corp.	(408,768)
(34,818)	Huntsman Corp.	(1,134,370)
(7,555)	Scotts Miracle-Gro (The) Co.	(1,121,615)
		(5,010,548)
	Communications Equipment – (0.1)%
(6,648)	Viasat, Inc. (a)	(396,819)
	Construction & Engineering – (0.5)%
(3,796)	Ameresco, Inc., Class A (a)	(311,766)
(16,357)	MasTec, Inc. (a)	(1,457,899)
(1,755)	Valmont Industries, Inc.	(419,375)
		(2,189,040)
	Construction Materials – (0.4)%
(3,984)	Martin Marietta Materials, Inc.	(1,565,075)
	Containers & Packaging – (0.6)%
(16,047)	Ball Corp.	(1,467,980)
(25,673)	International Paper Co.	(1,275,178)
		(2,743,158)
	Diversified Consumer Services – (0.1)%
(17,839)	2U, Inc. (a)	(526,964)
	Diversified Telecommunication Services – (0.3)%
(27,504)	Verizon Communications, Inc.	(1,457,437)
	Electrical Equipment – (0.8)%
(59,194)	Plug Power, Inc. (a)	(2,265,354)
(22,943)	Shoals Technologies Group, Inc., Class A (a)	(711,004)
(9,734)	Sunrun, Inc. (a)	(561,457)
		(3,537,815)
	Energy Equipment & Services – (0.5)%
(75,436)	Halliburton Co.	(1,885,146)
(29,988)	Liberty Oilfield Services, Inc., Class A (a)	(387,445)
		(2,272,591)
	Entertainment – (0.8)%
(2,763)	Netflix, Inc. (a)	(1,907,327)
(8,486)	Walt Disney (The) Co. (a)	(1,434,728)
		(3,342,055)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Food & Staples Retailing – (0.1)%
(3,172)	Casey’s General Stores, Inc.	$(607,565)
	Food Products – (0.3)%
(7,122)	Freshpet, Inc. (a)	(1,110,391)
	Health Care Equipment & Supplies – (0.7)%
(8,769)	Outset Medical, Inc. (a)	(467,125)
(11,959)	Quidel Corp. (a)	(1,587,796)
(6,542)	STAAR Surgical Co. (a)	(774,965)
		(2,829,886)
	Health Care Providers & Services – (0.4)%
(28,424)	1Life Healthcare, Inc. (a)	(615,664)
(2,639)	LHC Group, Inc. (a)	(355,183)
(6,703)	Premier, Inc., Class A	(261,082)
(5,294)	Progyny, Inc. (a)	(325,210)
		(1,557,139)
	Health Care Technology – (0.4)%
(23,274)	Allscripts Healthcare Solutions, Inc. (a)	(320,716)
(70,592)	American Well Corp., Class A (a)	(635,328)
(6,670)	Health Catalyst, Inc. (a)	(351,109)
(4,697)	Phreesia, Inc. (a)	(331,326)
		(1,638,479)
	Hotels, Restaurants & Leisure – (1.2)%
(63,261)	Carnival Corp. (a)	(1,401,863)
(11,864)	Hilton Worldwide Holdings, Inc. (a)	(1,707,823)
(7,739)	Hyatt Hotels Corp., Class A (a)	(659,363)
(18,246)	Royal Caribbean Cruises Ltd. (a)	(1,540,510)
		(5,309,559)
	Household Durables – (0.1)%
(2,059)	LGI Homes, Inc. (a)	(307,409)
	Household Products – (0.4)%
(10,884)	Energizer Holdings, Inc.	(396,940)
(11,119)	Kimberly-Clark Corp.	(1,439,799)
		(1,836,739)
	Industrial Conglomerates – (0.4)%
(14,659)	General Electric Co.	(1,537,289)
	Internet & Direct Marketing Retail – (0.3)%
(821)	MercadoLibre, Inc. (a)	(1,215,917)
	IT Services – (1.5)%
(34,476)	DXC Technology Co. (a)	(1,122,883)
(11,669)	Fidelity National Information Services, Inc.	(1,292,225)
(9,051)	Global Payments, Inc.	(1,294,202)
(40,046)	MoneyGram International, Inc. (a)	(239,075)
(5,421)	Snowflake, Inc., Class A (a)	(1,918,167)
(27,742)	Switch, Inc., Class A	(701,318)
		(6,567,870)
	Life Sciences Tools & Services – (0.3)%
(13,062)	Adaptive Biotechnologies Corp. (a)	(436,402)
(9,331)	NeoGenomics, Inc. (a)	(429,226)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Life Sciences Tools & Services (Continued)
(5,722)	Quanterix Corp. (a)	$(289,590)
		(1,155,218)
	Machinery – (0.5)%
(4,336)	Chart Industries, Inc. (a)	(769,727)
(6,176)	ITT, Inc.	(580,976)
(2,689)	Kornit Digital Ltd. (a)	(449,816)
(7,596)	Proto Labs, Inc. (a)	(454,317)
		(2,254,836)
	Media – (0.6)%
(8,114)	Liberty Broadband Corp., Class C (a)	(1,318,119)
(37,386)	ViacomCBS, Inc., Class B	(1,354,121)
		(2,672,240)
	Metals & Mining – (0.2)%
(21,859)	Allegheny Technologies, Inc. (a)	(351,930)
(84,668)	Coeur Mining, Inc. (a)	(535,948)
		(887,878)
	Multiline Retail – (0.3)%
(40,298)	Nordstrom, Inc. (a)	(1,157,762)
	Oil, Gas & Consumable Fuels – (0.3)%
(75,469)	EQT Corp. (a)	(1,502,588)
	Paper & Forest Products – (0.0)%
(2,334)	Sylvamo Corp. (a)	(65,725)
	Personal Products – (0.2)%
(101,249)	Coty, Inc., Class A (a)	(858,592)
	Professional Services – (0.2)%
(11,337)	Booz Allen Hamilton Holding Corp.	(984,732)
	Real Estate Management & Development – (0.3)%
(24,042)	Redfin Corp. (a)	(1,234,316)
	Road & Rail – (0.4)%
(8,471)	Avis Budget Group, Inc. (a)	(1,468,109)
(7,866)	Werner Enterprises, Inc.	(356,487)
		(1,824,596)
	Semiconductors & Semiconductor Equipment – (1.3)%
(6,185)	Cirrus Logic, Inc. (a)	(499,810)
(15,981)	First Solar, Inc. (a)	(1,911,168)
(14,033)	Magnachip Semiconductor Corp. (a)	(266,066)
(4,232)	Universal Display Corp.	(775,302)
(17,286)	Wolfspeed, Inc. (a)	(2,076,221)
		(5,528,567)
	Software – (1.4)%
(12,102)	Alteryx, Inc., Class A (a)	(885,745)
(20,397)	Avaya Holdings Corp. (a)	(379,792)
(5,890)	Everbridge, Inc. (a)	(938,336)
(3,573)	InterDigital, Inc.	(239,212)
(4,261)	Pegasystems, Inc.	(505,866)
(18,791)	Trade Desk (The), Inc., Class A (a)	(1,407,634)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Software (Continued)
(3,094)	Tyler Technologies, Inc. (a)	$(1,680,723)
		(6,037,308)
	Specialty Retail – (0.4)%
(6,512)	Five Below, Inc. (a)	(1,284,818)
(12,419)	Guess?, Inc.	(257,197)
		(1,542,015)
	Textiles, Apparel & Luxury Goods – (0.3)%
(3,453)	Deckers Outdoor Corp. (a)	(1,365,005)
	Trading Companies & Distributors – (0.3)%
(10,067)	Air Lease Corp.	(403,183)
(5,406)	MSC Industrial Direct Co., Inc., Class A	(454,482)
(7,634)	Triton International Ltd.	(474,759)
		(1,332,424)
	Wireless Telecommunication Services – (0.4)%
(22,099)	Telephone & Data Systems, Inc.	(414,135)
(10,639)	T-Mobile US, Inc. (a)	(1,223,804)
		(1,637,939)
	Total Common Stocks Sold Short	(100,601,737)
	(Proceeds $98,376,607)
EXCHANGE-TRADED FUNDS SOLD SHORT – (8.0)%
	Capital Markets – (8.0)%
(75,064)	SPDR S&P 500 ETF Trust	(34,473,142)
	(Proceeds $32,858,709)
	Total Investments Sold Short – (31.4)%	(135,074,879)
	(Proceeds $131,235,316)(d)
	Net Other Assets and Liabilities – 33.3%	143,385,613
	Net Assets – 100.0%	$429,754,756
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Russell 2000 E-mini Futures	Long	71	Dec 2021	$ 8,148,315	$217,865

(a)	Non-income producing security.
(b)	This security or a portion of this security is segregated as collateral for investments sold short .
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Aggregate cost for federal income tax purposes was $520,513,017. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $48,771,754 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,548,005. The net unrealized appreciation was $36,223,749. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 418,645,321	$ 418,645,321	$ —	$ —
Master Limited Partnerships*	1,746,461	1,746,461	—	—
Real Estate Investment Trusts*	1,052,240	1,052,240	—	—
Total Investments	421,444,022	421,444,022	—	—
Futures Contracts**	217,865	217,865	—	—
Total	$ 421,661,887	$ 421,661,887	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (100,601,737)	$ (100,601,737)	$ —	$ —
Exchange-Traded Funds Sold Short*	(34,473,142)	(34,473,142)	—	—
Total Investments	$ (135,074,879)	$ (135,074,879)	$—	$—

*	See Portfolio of Investments for industry breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
October 31, 2021
ASSETS:
Investments, at value (Cost $384,307,938)	$ 421,444,022
Cash	12,916,695
Cash held at broker as collateral for open futures contracts	507,650
Restricted Cash	130,198,935
Receivables:
Dividends	93,628
Dividend reclaims	9,491
Variation margin	710
Total Assets	565,171,131
LIABILITIES:
Investments sold short, at value (proceeds $131,235,316)	135,074,879
Payables:
Investment advisory fees	331,594
Margin interest expense	8,792
Dividends on investments sold short	1,110
Total Liabilities	135,416,375
NET ASSETS	$429,754,756
NET ASSETS consist of:
Paid-in capital	$ 477,306,128
Par value	85,500
Accumulated distributable earnings (loss)	(47,636,872)
NET ASSETS	$429,754,756
NET ASSET VALUE, per share	$50.26
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	8,550,002
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Year Ended October 31, 2021
INVESTMENT INCOME:
Dividends	$ 3,818,844
Interest	738
Foreign withholding tax	(12,877)
Other	56
Total investment income	3,806,761
EXPENSES:
Investment advisory fees	3,350,823
Dividend expense on investments sold short	1,199,950
Margin interest expense	259,230
Total expenses	4,810,003
NET INVESTMENT INCOME (LOSS)	(1,003,242)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,244,096)
In-kind redemptions	79,974,640
Futures contracts	(706,941)
Investments sold short	(35,281,034)
Net realized gain (loss)	40,742,569
Net change in unrealized appreciation (depreciation) on:
Investments	23,911,790
Futures contracts	(105,867)
Investments sold short	(4,254,806)
Net change in unrealized appreciation (depreciation)	19,551,117
NET REALIZED AND UNREALIZED GAIN (LOSS)	60,293,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 59,290,444

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ (1,003,242)	$ 247,074
Net realized gain (loss)	40,742,569	1,351,304
Net change in unrealized appreciation (depreciation)	19,551,117	(3,713,526)
Net increase (decrease) in net assets resulting from operations	59,290,444	(2,115,148)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(895,180)	(722,995)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	547,568,213	270,053,673
Cost of shares redeemed	(477,583,820)	(211,707,816)
Net increase (decrease) in net assets resulting from shareholder transactions	69,984,393	58,345,857
Total increase (decrease) in net assets	128,379,657	55,507,714
NET ASSETS:
Beginning of period	301,375,099	245,867,385
End of period	$429,754,756	$301,375,099
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,200,002	5,900,002
Shares sold	12,000,000	6,450,000
Shares redeemed	(10,650,000)	(5,150,000)
Shares outstanding, end of period	8,550,002	7,200,002
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 41.86	$ 41.67	$ 38.47	$ 37.78	$ 32.49
Income from investment operations:
Net investment income (loss)	(0.10)	0.05	0.39	0.26	0.24
Net realized and unrealized gain (loss)	8.63	0.25	3.23	0.67	5.34
Total from investment operations	8.53	0.30	3.62	0.93	5.58
Distributions paid to shareholders from:
Net investment income	(0.13)	(0.11)	(0.42)	(0.24)	(0.29)
Net asset value, end of period	$50.26	$41.86	$41.67	$38.47	$37.78
Total return (a)	20.41%	0.74%	9.49%	2.45%	17.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 429,755	$ 301,375	$ 245,867	$ 155,803	$ 120,892
Ratio of total expenses to average net assets (b)	1.36%	1.55%	1.60%	1.59%	1.47%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.28)%	0.09%	1.03%	0.71%	0.67%
Portfolio turnover rate (c)	250%	250%	210%	249%	176%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-traded equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021
third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to gain long or short exposure to broad based equity indexes. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021
underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $507,650 is shown as “Cash held at broker as collateral for open futures contracts” on the Statement of Assets and Liabilities.
D. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended October 31, 2021, the Fund had margin interest expense of $259,230, as shown on the Statement of Operations. Restricted cash in the amount of $130,198,935, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2021.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$895,180	$722,995
Capital gains	—	—
Return of capital	—	—
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(76,181,495)
Net unrealized appreciation (depreciation)	28,544,623
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, the Fund had $76,181,495 of non-expiring capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$1,350,973	$(77,724,932)	$76,373,959
G. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $694,500,485 and $739,571,837, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $427,694,112 and $435,348,764, respectively.
For the fiscal year ended October 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were $546,621,405 and $470,477,945, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Equity Risk	Variation Margin Receivable*	$ 217,865	Variation Margin Payable*	$ —
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on futures contracts	$(706,941)
Net change in unrealized appreciation (depreciation) on futures contracts	(105,867)
During the fiscal year ended October 31, 2021, the notional value of futures contracts opened and closed were $22,584,325 and $33,280,252, respectively.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Long/Short Equity ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
100.00%	100.00%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2021, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021 (Unaudited)
ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that all peer funds in the Expense Group were open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021 (Unaudited)
considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one-year period ended December 31, 2020, performed at the Performance Universe median for the three year period ended December 31 2020 and outperformed the Performance Universe median for the five-year period ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Board of Trustees and Officers
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Long/Short Equity ETF (FTLS)
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Annual Report
For the Year Ended
October 31, 2021

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
First Trust Emerging Markets Local Currency Bond ETF’s (the “Fund”) investment objective is to seek maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Limited (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (11/4/14) to 10/31/21	5 Years Ended 10/31/21	Inception (11/4/14) to 10/31/21
Fund Performance
NAV	-1.53%	0.15%	-0.87%	0.76%	-5.89%
Market Price	-1.53%	0.19%	-0.88%	0.96%	-5.99%
Index Performance
Bloomberg Emerging Markets Local Currency Government - 10% Country Capped Index	-0.33%	2.34%	0.93%	12.27%	6.66%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Industry Classification	% of Total Investments
Sovereigns	92.7%
Supranationals	7.3
Total	100.0%

Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	83.6%
Foreign Corporate Bonds and Notes	6.5
Net Other Assets and Liabilities(1)	9.9
Total	100.0%
Credit Quality(2)	% of Total Investments (including cash)
AAA	7.0%
AA	2.1
AA-	1.7
A+	8.1
A	7.4
A-	7.8
BBB+	7.2
BBB	25.1
BBB-	4.4
BB	23.4
BB-	2.3
Cash	3.5
Total	100.0%

Top Ten Holdings	% of Total Investments
Republic of South Africa Government Bond, 10.50%, 12/21/26	5.2%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/27	5.1
Indonesia Treasury Bond, 8.38%, 3/15/34	4.8
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/25	4.6
Asian Development Bank, 6.20%, 10/06/26	4.2
Colombian TES, 7.75%, 9/18/30	3.8
Bonos de la Tesoreria de la Republica en Pesos, 4.70%, 9/01/30	3.7
Republic of Poland Government Bond, 2.75%, 4/25/28	3.6
Colombian TES, 7.50%, 8/26/26	3.6
Hungary Government Bond, 6.75%, 10/22/28	3.4
Total	42.0%

(1)	Includes forward foreign currency contracts.
(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Limited (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund. Derek Fulton, Leonardo Da Costa and Anthony Beevers are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014, except for Anthony Beevers, who has served as a member of the portfolio management team since 2019.
Derek Fulton, Director, Chief Executive Officer, FTGP
Leonardo Da Costa, Director, Portfolio Manager, FTGP
Anthony Beevers, Portfolio Manager, FTGP
Commentary
Market Recap
The 12-month period ended October 31, 2021 began with enthusiasm for a robust economic recovery in emerging markets given the challenging prior year which was filled with global disruptions related to the coronavirus (“COVID-19”) pandemic, heightened market volatility and extraordinary policy actions. Emerging economies began a staggered reopening with signs of returning consumer demand and increased mobility that gave some sense of a return to normality. But it also brought with it constraining supply chain disruptions, rising commodity prices, and inflation. The rise of inflation risk changed the dynamic regarding central bank policy rates leading to interest rate hikes across many emerging markets (“EMs”) and rising EM bonds yields in aggregate.
The Bloomberg Emerging Market Local Currency Government -10% Country Capped Index (the “Index”) returned -0.33% over the period while the yield of the Index rose 143 basis points (“bps”) to 5.16%. As a reference, 5-Year maturity U.S. Treasury bonds rose 80 bps over the same period to 1.18%. The USD-hedged Bloomberg Index, which hedges out the impact of emerging market currencies, returned -3.43% over the same period, highlighting how negative returns from rising yields weighed on returns and that on aggregate over the same period emerging market currencies added positively to the Bloomberg Index performance as they strengthened versus the U.S. Dollar.
The latter parts of 2020 saw falling EM bond yields and strengthening emerging market currencies as the vaccine rollouts commenced and expectations grew for reopening economies to drive a resumption of consumer spending and investment. Gains were broad through the closing months of 2020 as the yield on the Bloomberg Index fell 15 bps to a new yearly low and the U.S. Dollar weakened, helping drive gains in emerging market currencies. There was also a recovery in EM economic indicators, but this positive momentum was swiftly met with growing global supply chain constraints and rising commodity prices early into 2021.
During 2021, rising inflation swept through many of the EM countries as they typically have more sensitive consumer price baskets to commodity and food prices. EM central banks were forced into a hawkish stance resulting in several of them hiking policy rates through the middle of the year. In addition, the increasingly hawkish stance of the U.S. Federal Reserve (the “Fed”), which culminated in the signalling of the start of tapering of the quantitative easing program (“QE”), reignited fears of a taper tantrum similar to the market volatility seen in 2013-2014 when the Fed last tapered their QE program.
Interest rate volatility rose as a result and longer maturity bonds began to price in an extended hiking cycle. The yield on the Bloomberg Index rose from 3.58% at the start of 2021 to 5.16% at the end of the period, a rise of 158 bps. Dispersion among EMs was relatively large. Long-end bond yields fell in some Asian countries like China and Indonesia while others, like Turkey, Brazil, and Chile, saw substantial rate rises. The divergence in regional returns was relatively large over the period with Asia outpacing returns

Portfolio Commentary (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2021 (Unaudited)
seen in Central and Eastern Europe, as well as Africa, with the Latin American region lagging significantly. The Bloomberg Emerging Market Local Currency Asia Index returned 4.38%; the Bloomberg Emerging Market Local Currency EMEA Index returned 2.60%; and the Bloomberg Emerging Market Local Currency Latam TR Index returned -4.25% for the 12-month period ended October 31, 2021.
Performance Analysis
The Fund returned -1.53% on a net asset value (“NAV”) basis for the 12-month period ended October 31, 2021, the market price return was -1.53% over the same period, and the Index returned -0.33%.
The Fund’s most recent distribution was $0.1667 per share, and the 12-month distribution rate was 6.10% as of the October 31, 2021. The rising yields on EM bonds during the period helped the Fund maintain and marginally increase the distributions.
The asset class performance can be split into a strong upward rally in EM assets towards the end of 2020 followed by a more challenging period through 2021. It was also characterized by significant divergence in performance between EM countries and regions.
The Fund underperformed the Index over the period with the main detractors from the Fund performance coming from the overweight exposure to Chile, Peru, Colombia and Brazil in the Latin American region and overweight exposure to Turkey and Hungary in the Central and Eastern European region. The drivers of the negative returns in these countries came from both poor bond returns as well as weaker currencies versus the U.S. Dollar. The underweight exposure to China, which performed relatively well over the period, also weighed on relative returns. Offsetting some of the weaknesses were the positive contributions from the overweight exposure to South Africa and Russia, as both countries enjoyed strong currency returns, and from the underweight exposure to South Korea, Thailand, and Malaysia. The preference for steeper yield curves and higher yielding currencies drove the Fund’s overweight allocation to Latin American countries and away from the lower yielding and flatter yield curves typically seen in Asia and this detracted from relative performance over the period.
The active management of the Fund’s currency exposures using derivatives on aggregate contributed negatively to the Fund’s performance over the period. Forward foreign exchange contracts are used to dynamically hedge and manage overall currency exposures on the Fund. The long positions in the Turkish Lira as well as the hedge positions in the Brazilian Real, Colombian Peso and Peruvian Sol detracted from performance while long exposures to the Russia Ruble, South African Rand and Chinese Renminbi helped performance.
Fund flows were positive over the period as the Fund assets increased from circa $180.4 million to circa $259.2 million.
Market and Fund Outlook
The growth outlook for EMs mirrored the trend seen in the asset class performance with the final months of 2020 showing positive growth momentum illustrated by the strong manufacturing Purchasing Managers’ Index (“PMI”) survey releases. The Markit Emerging Markets Manufacturing PMI was 52.8 as of the December 31, 2020 (PMI values below 50 indicate contraction and above 50 indicate expansion). This measure subsequently fell below 50.0 in early 2021 and ended the 12-month period ended October 31, 2021 at 51.6, still in expansionary territory, but below where it was at the start of the year. China in particular saw a fall in their PMI releases over the period but there are now some positive signs developing as we approach the end of the year.
The Fed is expected to taper its QE program and gradually reverse its accommodative stance. This potentially presents a challenging period for EMs given their historical reaction to such events; however, in our opinion, several fundamental factors point to why emerging markets may be more prepared for this environment this time around. EMs are running current account surpluses on average, which was not the case during the last Fed tapering period. They also have significantly cheaper currency valuations and have already started hiking policy rates ahead of any Fed action. In addition, despite some economic softness, commodity prices remain robust, which points to global growth remaining on a sound footing and should help support emerging market commodity exporters.
Looking ahead, in our view, while EMs have experienced a difficult period as their economies and policies have adjusted, they currently display historically attractive valuations both in terms of relative interest rates and relative currency valuations with attractive opportunities for active management. Valuations appear expensive in many other fixed income asset classes making emerging market local currency bonds stand out as a potentially attractive opportunity for the year ahead, in our opinion. We continue to believe that the Fund’s active management will help moderate volatility and lead to superior risk-adjusted returns over time.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
October 31, 2021 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$948.20	0.85%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
October 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 83.6%
	Brazil – 12.0%
28,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/23	$4,850,781
63,950,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	10,721,201
72,450,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	11,847,360
23,200,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	3,703,850
				31,123,192
	Chile – 7.6%
5,660,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	4.50%	03/01/26	6,641,339
7,770,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP) (a) (b)	4.70%	09/01/30	8,754,515
3,910,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	5.00%	03/01/35	4,285,058
				19,680,912
	Colombia – 9.4%
4,201,000,000	Colombian TES (COP)	7.00%	05/04/22	1,134,606
31,104,000,000	Colombian TES (COP)	7.50%	08/26/26	8,371,417
24,500,000,000	Colombian TES (COP)	6.00%	04/28/28	5,974,737
33,300,000,000	Colombian TES (COP)	7.75%	09/18/30	8,825,475
				24,306,235
	Czech Republic – 2.0%
114,920,000	Czech Republic Government Bond (CZK) (b)	2.40%	09/17/25	5,099,890
	Hungary – 4.4%
2,066,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	7,920,166
1,130,000,000	Hungary Government Bond (HUF)	3.00%	08/21/30	3,446,489
				11,366,655
	Indonesia – 9.7%
44,770,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	3,581,916
47,177,000,000	Indonesia Treasury Bond (IDR)	9.00%	03/15/29	3,899,366
43,540,000,000	Indonesia Treasury Bond (IDR)	7.00%	09/15/30	3,239,185
140,993,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	11,260,532
40,076,000,000	Indonesia Treasury Bond (IDR)	8.25%	05/15/36	3,186,562
				25,167,561
	Israel – 1.5%
7,900,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	3,168,994
2,365,000	Israel Government Bond - Fixed (ILS)	2.25%	09/28/28	806,479
				3,975,473
	Malaysia – 3.6%
15,240,000	Malaysia Government Bond (MYR)	4.18%	07/15/24	3,818,289
21,980,000	Malaysia Government Bond (MYR)	3.89%	08/15/29	5,414,673
				9,232,962
	Mexico – 4.7%
153,770,000	Mexican Bonos (MXN)	7.50%	06/03/27	7,506,141
51,250,000	Mexican Bonos (MXN)	8.50%	05/31/29	2,640,160
24,920,000	Mexican Bonos (MXN)	7.75%	05/29/31	1,230,192
13,660,000	Mexican Bonos (MXN)	10.00%	11/20/36	801,313
				12,177,806
	Peru – 4.9%
6,670,000	Peru Government Bond (PEN)	8.20%	08/12/26	1,903,635

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Peru (Continued)
20,175,000	Peru Government Bond (PEN)	6.95%	08/12/31	$5,474,659
5,850,000	Peru Government Bond (PEN)	6.15%	08/12/32	1,487,187
14,860,000	Peru Government Bond (PEN)	6.90%	08/12/37	3,775,317
				12,640,798
	Philippines – 2.0%
60,000,000	Philippine Government International Bond (PHP)	3.90%	11/26/22	1,199,134
170,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	3,937,907
				5,137,041
	Poland – 3.3%
545,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	142,013
33,350,000	Republic of Poland Government Bond (PLN)	2.75%	04/25/28	8,493,711
				8,635,724
	Romania – 4.1%
12,780,000	Romania Government Bond (RON)	5.85%	04/26/23	3,072,714
32,265,000	Romania Government Bond (RON)	4.50%	06/17/24	7,616,279
				10,688,993
	South Africa – 9.8%
167,675,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	12,036,375
44,210,000	Republic of South Africa Government Bond (ZAR)	8.25%	03/31/32	2,539,733
126,670,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	7,317,683
14,640,000	Republic of South Africa Government Bond (ZAR)	8.50%	01/31/37	798,611
49,950,000	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	2,789,153
				25,481,555
	Thailand – 2.4%
48,470,000	Thailand Government Bond (THB)	3.63%	06/16/23	1,531,060
53,400,000	Thailand Government Bond (THB)	1.60%	12/17/29	1,594,428
91,600,000	Thailand Government Bond (THB)	3.65%	06/20/31	3,171,641
				6,297,129
	Turkey – 2.2%
36,800,000	Turkey Government Bond (TRY)	9.00%	05/04/22	3,712,919
23,800,000	Turkey Government Bond (TRY)	10.60%	02/11/26	1,908,654
				5,621,573
	Total Foreign Sovereign Bonds and Notes			216,633,499
	(Cost $246,302,709)
FOREIGN CORPORATE BONDS AND NOTES – 6.5%
	Supranationals – 6.5%
100,000,000	African Development Bank (ZAR)	(c)	04/05/46	809,338
723,500,000	Asian Development Bank (INR)	6.20%	10/06/26	9,755,686
51,050,000	International Finance Corp. (INR)	5.85%	11/25/22	686,791
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Supranationals (Continued)
337,000,000	International Finance Corp. (INR)	6.30%	11/25/24	$4,611,733
83,500,000	International Finance Corp. (MXN)	(c)	02/22/38	1,156,703
	Total Foreign Corporate Bonds and Notes			17,020,251
	(Cost $18,332,193)

Total Investments – 90.1%	233,653,750
(Cost $264,634,902) (d)
Net Other Assets and Liabilities – 9.9%	25,576,339
Net Assets – 100.0%	$259,230,089

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2021	Sale Value as of 10/31/2021	Unrealized Appreciation/ (Depreciation)
11/22/21	BBH	CNH	11,250,000	USD	1,746,379	$ 1,753,095	$ 1,746,379	$ 6,716
11/22/21	SG	IDR	15,300,000,000	USD	1,084,326	1,077,859	1,084,326	(6,467)
11/22/21	SG	INR	485,300,000	USD	6,425,228	6,466,107	6,425,228	40,879
11/22/21	SG	KRW	2,400,000,000	USD	2,029,296	2,052,667	2,029,296	23,371
11/22/21	BBH	MXN	54,720,000	USD	2,650,422	2,649,613	2,650,422	(809)
11/22/21	BNS	PEN	5,300,000	USD	1,326,991	1,327,209	1,326,991	218
11/22/21	SG	PHP	113,530,000	USD	2,235,598	2,251,263	2,235,598	15,665
11/22/21	SG	RUB	388,900,000	USD	5,428,094	5,464,002	5,428,094	35,908
11/22/21	BNS	RUB	1,035,900,000	USD	14,522,641	14,554,281	14,522,641	31,640
11/09/21	BBH	TRY	14,000,000	USD	1,427,547	1,451,638	1,427,547	24,091
11/22/21	BNS	USD	7,421,055	BRL	40,985,000	7,421,055	7,232,874	188,181
11/22/21	BNS	USD	1,341,709	CLP	1,100,000,000	1,341,709	1,349,010	(7,301)
11/22/21	BBH	USD	3,968,565	CZK	87,000,000	3,968,565	3,914,502	54,063
11/22/21	BBH	USD	1,352,921	HUF	420,000,000	1,352,921	1,348,059	4,862
11/22/21	BBH	USD	5,657,408	ILS	18,200,000	5,657,408	5,752,018	(94,610)
11/22/21	BBH	USD	3,733,922	PLN	14,720,000	3,733,922	3,688,003	45,919
11/22/21	BBH	USD	6,172,258	THB	205,200,000	6,172,258	6,182,812	(10,554)
Net Unrealized Appreciation / (Depreciation)								$351,772

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia
SG	Societe Generale

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $8,754,515 or 3.4% of net assets.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(c)	Zero coupon bond.
(d)	Aggregate cost for federal income tax purposes was $271,976,260. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $782,114 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $38,752,852. The net unrealized depreciation was $37,970,738. The amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 216,633,499	$ —	$ 216,633,499	$ —
Foreign Corporate Bonds and Notes*	17,020,251	—	17,020,251	—
Total Investments	233,653,750	—	233,653,750	—
Forward Foreign Currency Contracts**	471,513	—	471,513	—
Total	$ 234,125,263	$—	$ 234,125,263	$—

LIABILITIES TABLE
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (119,741)	$ —	$ (119,741)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2021
Currency Exposure Diversification	% of Total Investments (including cash)†
ZAR	10.8%
IDR	10.8
COP	10.0
BRL	9.9
INR	8.9
RUB	8.3
CLP	7.6
MXN	6.6
PEN	5.8
RON	4.4
HUF	4.3
MYR	3.8
PHP	3.0
TRY	2.9
PLN	2.0
KRW	0.8
CNH	0.7
CZK	0.5
THB	0.1
USD	(0.5)
ILS	(0.7)
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
October 31, 2021
ASSETS:
Investments, at value (Cost $264,634,902)	$ 233,653,750
Cash	8,098,822
Foreign currency (Cost $656,549)	659,868
Unrealized appreciation on forward foreign currency contracts	471,513
Receivables:
Investment securities sold	12,494,255
Interest	4,347,091
Interest reclaims	135,036
Total Assets	259,860,335
LIABILITIES:
Due to broker	200,099
Unrealized depreciation on forward foreign currency contracts	119,741
Payables:
Investment advisory fees	189,997
Deferred foreign capital gains tax	120,409
Total Liabilities	630,246
NET ASSETS	$259,230,089
NET ASSETS consist of:
Paid-in capital	$ 303,612,150
Par value	81,000
Accumulated distributable earnings (loss)	(44,463,061)
NET ASSETS	$259,230,089
NET ASSET VALUE, per share	$32.00
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	8,100,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Year Ended October 31, 2021
INVESTMENT INCOME:
Interest	$ 14,556,884
Foreign withholding tax	(366,321)
Total investment income	14,190,563
EXPENSES:
Investment advisory fees	2,233,528
Total expenses	2,233,528
NET INVESTMENT INCOME (LOSS)	11,957,035
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,919,616)
Forward foreign currency contracts	(346,814)
Foreign currency transactions	918,408
Foreign capital gains tax	(784)
Net realized gain (loss)	(6,348,806)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,039,289)
Forward foreign currency contracts	13,873
Foreign currency translation	(251,151)
Deferred foreign capital gains tax	(15,949)
Net change in unrealized appreciation (depreciation)	(18,292,516)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,641,322)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,684,287)

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 11,957,035	$ 8,135,607
Net realized gain (loss)	(6,348,806)	(14,636,929)
Net change in unrealized appreciation (depreciation)	(18,292,516)	(12,073,229)
Net increase (decrease) in net assets resulting from operations	(12,684,287)	(18,574,551)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,218,417)	(181,578)
Return of capital	(3,557,692)	(9,530,411)
Total distributions to shareholders	(14,776,109)	(9,711,989)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	139,192,070	115,772,198
Cost of shares redeemed	(32,886,326)	(55,145,671)
Net increase (decrease) in net assets resulting from shareholder transactions	106,305,744	60,626,527
Total increase (decrease) in net assets	78,845,348	32,339,987
NET ASSETS:
Beginning of period	180,384,741	148,044,754
End of period	$259,230,089	$180,384,741
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,250,002	3,850,002
Shares sold	3,800,000	3,100,000
Shares redeemed	(950,000)	(1,700,000)
Shares outstanding, end of period	8,100,002	5,250,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 34.36	$ 38.45	$ 36.11	$ 41.55	$ 42.32
Income from investment operations:
Net investment income (loss)	1.84	1.66	2.25	1.80	2.30
Net realized and unrealized gain (loss)	(2.25)	(3.72)	2.16	(4.76)	(0.65)
Total from investment operations	(0.41)	(2.06)	4.41	(2.96)	1.65
Distributions paid to shareholders from:
Net investment income	(1.48)	(0.04)	(1.94)	(0.79)	(2.42)
Return of capital	(0.47)	(1.99)	(0.13)	(1.69)	—
Total distributions	(1.95)	(2.03)	(2.07)	(2.48)	(2.42)
Net asset value, end of period	$32.00	$34.36	$38.45	$36.11	$41.55
Total return (a)	(1.53)%	(5.37)%	12.46%	(7.55)%	4.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 259,230	$ 180,385	$ 148,045	$ 55,976	$ 49,862
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (b)	0.85%
Ratio of net investment income (loss) to average net assets	4.55%	4.82%	4.91%	4.63% (b)	4.95%
Portfolio turnover rate (c)	42%	59%	25%	61%	16%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks of shares called “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 471,513	$ —	$ 471,513	$ (119,741)	$ —	$ 351,772
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (119,741)	$ —	$ (119,741)	$ 119,741	$ —	$ —
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$11,218,417	$181,578
Capital gains	—	—
Return of capital	3,557,692	9,530,411

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(6,107,269)
Net unrealized appreciation (depreciation)	(38,355,792)
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the Fund had $6,107,269 of capital loss carryforward available to the extent provided by regulations to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(2,403,053)	$2,403,053	$—
H. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund’s average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021
provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $193,848,538 and $102,557,695, respectively.
For the fiscal year ended October 31, 2021, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 471,513	Unrealized depreciation on forward foreign currency contracts	$ 119,741
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(346,814)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	13,873
During the fiscal year ended October 31, 2021, the notional values of forward foreign currency contracts opened and closed were $2,625,083,761 and $2,639,469,019, respectively.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021
return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $355 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Between March 3, 2021 and October 28, 2021, the commitment amount was $330 million, and prior to March 3, 2021, the commitment amount was $410 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2021.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021 (Unaudited)
unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was equal to the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021 (Unaudited)
and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2020 and underperformed the Performance Universe median for the three- and five-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. In addition, the Board considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that expenses incurred in providing services to the Fund are of a fixed nature and that no economies of scale have been identified from the provision of services to the Fund. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not have any soft dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2020, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $91,920. This figure is comprised of $5,501 paid (or to be paid) in fixed compensation and $86,419 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $47,998

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021 (Unaudited)
paid (or to be paid) to senior management of First Trust Advisors L.P. and $43,922 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Limited
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Annual Report
For the Year Ended
October 31, 2021

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust RiverFront Dynamic International ETFs (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund invests in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (4/13/16) to 10/31/21	5 Years Ended 10/31/21	Inception (4/13/16) to 10/31/21
Fund Performance
NAV	35.11%	9.39%	8.93%	56.60%	60.79%
Market Price	35.96%	9.53%	9.07%	57.64%	61.94%
Index Performance
MSCI EAFE Index	34.18%	9.79%	9.11%	59.55%	62.21%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Industrials	21.1%
Health Care	14.9
Financials	14.2
Consumer Discretionary	12.7
Information Technology	10.9
Consumer Staples	6.8
Materials	6.7
Real Estate	4.9
Utilities	3.5
Communication Services	3.0
Energy	0.6
Other *	0.7
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.

Fund Allocation	% of Net Assets
Common Stocks	95.5%
Real Estate Investment Trusts	3.1
Exchange-Traded Funds	0.7
Net Other Assets and Liabilities(1)	0.7
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	3.3%
ASML Holding N.V.	2.5
Roche Holding AG	2.5
Novo Nordisk A.S., Class B	2.2
Sony Group Corp.	1.8
Siemens AG	1.7
GlaxoSmithKline PLC	1.7
Schneider Electric SE	1.6
Recruit Holdings Co., Ltd.	1.6
Daimler AG	1.5
Total	20.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)	Includes forward foreign currency contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund generally focuses its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (4/13/16) to 10/31/21	5 Years Ended 10/31/21	Inception (4/13/16) to 10/31/21
Fund Performance
NAV	40.20%	11.12%	10.48%	69.39%	73.91%
Market Price	40.81%	11.01%	10.54%	68.61%	74.39%
Index Performance
MSCI Europe Index	40.93%	10.54%	9.10%	65.04%	62.12%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Industrials	20.8%
Consumer Discretionary	14.9
Financials	13.3
Health Care	13.1
Information Technology	11.3
Consumer Staples	8.7
Materials	8.3
Utilities	4.5
Real Estate	2.9
Communication Services	2.2
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	97.3%
Real Estate Investment Trusts	1.4
Net Other Assets and Liabilities(1)	1.3
Total	100.0%
Top Ten Holdings	% of Total Investments
ASML Holding N.V.	4.2%
LVMH Moet Hennessy Louis Vuitton SE	3.1
Novo Nordisk A.S., Class B	2.7
Nestle S.A.	2.4
Siemens AG	2.1
L’Oreal S.A.	2.1
GlaxoSmithKline PLC	2.0
Daimler AG	1.8
British American Tobacco PLC	1.7
Infineon Technologies AG	1.6
Total	23.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)	Includes forward foreign currency contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund generally focuses its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (6/14/16) to 10/31/21	5 Years Ended 10/31/21	Inception (6/14/16) to 10/31/21
Fund Performance
NAV	12.01%	6.60%	8.82%	37.66%	57.65%
Market Price	11.87%	6.32%	8.66%	35.85%	56.37%
Index Performance
MSCI Emerging Markets Index	16.96%	9.39%	11.40%	56.67%	78.75%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Information Technology	29.6%
Materials	12.1
Financials	12.1
Communication Services	9.7
Consumer Discretionary	6.7
Energy	6.0
Consumer Staples	4.7
Health Care	4.5
Real Estate	3.7
Industrials	3.5
Utilities	3.3
Other *	4.1
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
Taiwan Semiconductor Manufacturing Co., Ltd.	7.8%
Tencent Holdings Ltd.	5.2
Samsung Electronics Co., Ltd.	4.7
iShares MSCI Saudi Arabia ETF	2.1
iShares Core MSCI Emerging Markets ETF	2.0
Infosys Ltd.	2.0
Housing Development Finance Corp., Ltd.	1.8
SK Hynix, Inc.	1.6
Tata Consultancy Services Ltd.	1.5
Samsung Electronics Co., Ltd. (Preference Shares)	1.5
Total	30.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust RiverFront Dynamic Developed International ETF (“RFDI”), the First Trust RiverFront Dynamic Europe ETF (“RFEU”), and the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA, Portfolio Manager of RIG
Chris Konstantinos, CFA, Portfolio Manager of RIG
Commentary
Market Update
The 12-month period ended October 31, 2021 was a year of recovery for the global equity markets. Early into the first month of the period, the release of coronavirus (“COVID-19”) vaccines caused a global equity rally, led by value stocks. Both developed international equities and emerging international equities outperformed U.S. equities during this rally but began to lose their momentum halfway through February 2021. Emerging Markets (“EMs”), specifically, saw a large drawdown from mid-February through March 2021. This drawdown was caused in large part due to concerns surrounding China’s growth prospects. These concerns, amplified by political questions surrounding China, would continue to affect performance in the period, with EMs posting negative performance from June through the end of October 2021.
In the developed world, the United States was able to outperform developed international markets during the 12-month period ended October 31, 2021. While U.S. value stocks led the first half of the period, U.S. growth stocks began an uptrend in March 2021 that eventually surpassed value and led the way for broad U.S. stocks. For developed international stocks, the value rotation slowed, but never stopped, with growth stocks outpacing the broad developed international market throughout the same period.
First Trust RiverFront Dynamic Developed International ETF (RFDI)
2021 Performance Review
2021 Performance
RFDI Market	35.96%
RFDI NAV	35.11%
Benchmark: MSCI EAFE Index	34.18%
Inception date 4/13/16
Fund-Level Attribution
For the 12-month period ended October 31, 2021, the Fund posted net asset value (“NAV”) returns and market returns above the benchmark’s (MSCI EAFE Index) return.
1) Sector and Security Selection: Outperformed: The investment selection process behind the portfolio is built to express a number of small biases in the portfolio and avoid building a portfolio with the large biases relied on by many smart beta products. This means that there are rarely just one or two things contributing to the Fund’s returns. During the period, our sector and security selection in aggregate generally outperformed the benchmark.
2) Country Allocation: Outperformed.
3) Currency Hedging: No Impact. During the period, the Yen slightly appreciated while the Euro slightly depreciated, netting these two out. The hedges were neutral for the portfolio.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2021 (Unaudited)
Detailed Constituent-Level Attribution
A few of the top themes that most contributed to and detracted from the Fund’s performance during the 12-month period ended October 31, 2021 are listed below.
Top Contributors:
•	Security Selection and Allocation to Sweden: The portfolio’s security selection in, and overweight to, Swedish stocks boosted relative returns during the period.
•	Allocation to Japan: The portfolio’s underweight to Japanese equities was additive during the same period.
•	Security Selection in the Netherlands: The portfolio’s security selection in the Netherlands was a positive contributor to the Fund’s return during the same period.
Top Detractors:
•	Allocation to and Security Selection in France: The portfolio’s underweight to France, as well as its security selection in the country, dampened relative returns during the same period.
•	Security Selection in Australia: The portfolio’s security selection in Australian equities hurt relative returns for the same period.
•	Security Selection in Finland: The portfolio’s security selection in Finland negatively impacted the portfolio during the same period.
First Trust RiverFront Dynamic Europe ETF (RFEU)
2021 Performance Review
2021 Performance
RFEU Market	40.81%
RFEU NAV	40.20%
Benchmark: MSCI Europe Index	40.93%
Inception date 4/13/16
Fund-Level Attribution
For the 12-month period ended October 31, 2021, the Fund posted NAV returns and market returns below the benchmark’s (MSCI Europe Index) return.
1) Sector and Security Selection: Underperformed: The investment selection process behind the portfolio is built to express a number of small biases in the portfolio and avoid building a portfolio with the large biases relied on by many smart beta products. This means that there are rarely just one or two things contributing to the returns. During the period, our sector and security selection in aggregate generally underperformed the benchmark.
2) Country Allocation: Outperformed.
3) Currency Hedging: Outperformed. The Euro slightly depreciated during the period so the hedge was positive for the portfolio.
Detailed Constituent-Level Attribution
A few of the top themes that most contributed to and detracted from performance for the 12-month period ended October 31, 2021 are listed below.
Top Contributors:
•	Security Selection and Allocation to Sweden: The portfolio’s security selection in and overweight to Swedish stocks boosted relative returns for the same period.
•	Security Selection and Allocation to the Netherlands: The portfolio’s security selection in, and overweight to, the Netherlands boosted relative returns for the same period.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2021 (Unaudited)
•	Security Selection in Denmark: The portfolio’s security selection in Denmark was additive during the same period.
Top Detractors:
•	Security Selection in the United Kingdom: The portfolio’s security selection in the United Kingdom dampened relative returns for the same period.
•	Security Selection and Allocation to France: The portfolio’s security selection in, and underweight to, French equities hurt relative returns for the same period.
•	Allocation and Security Selection in Switzerland: The portfolio’s overweight to, and security selection, in Swiss equities negatively impacted the portfolio during the same period.
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
2021 Performance Review
2021 Performance
RFEM Market	11.87%
RFEM NAV	12.01%
Benchmark: MSCI Emerging Markets Index	16.96%
Inception date 6/14/16
Fund-Level Attribution
For the 12-month period ended October 31, 2021, the Fund posted NAV returns and market returns below the benchmark’s (MSCI Emerging Markets Index) return.
1) Security Selection: Underperformed: The investment selection process behind the portfolio is built to express a number of small biases in the portfolio and avoid building a portfolio with the large biases relied on by many smart beta products. This means that there are rarely just one or two things contributing to the returns. During the period, our security selection in aggregate generally underperformed the benchmark.
2) Country and Sector Allocation: Outperformed.
3) Currency Hedging: No impact. The Fund did not have a currency hedge during the period.
Detailed Constituent-Level Attribution
A few of the top themes that most contributed to and detracted from performance during the 12-month period ended October 31, 2021 are listed below.
Top Contributors:
•	Security Selection and Allocation to Cyprus: The portfolio’s security selection in, and overweight to, Cyprus helped relative returns during the period.
•	Allocation to India: The portfolio’s overweight to India was additive for the same period.
•	Allocation to Russia: The portfolio’s overweight to Russian equities was a positive contributor for the same period.
Top Detractors:
•	Security Selection and Allocation to Hong Kong: The portfolio’s overweight to, and security selection, in Hong Kong equities hurt relative returns during the period.
•	Security Selection in India: The portfolio’s security selection in India negatively impacted the portfolio during the period.
•	Security Selection in Malaysia: The portfolio’s security selection in Malaysia dampened relative returns during the period.
Market Outlook
While we understand, and partially share, the worries surrounding rising debt and inflation that contributed to a flat to negative global stock market in the third quarter of 2021, we believe that stocks and commodities will remain the highest performing asset classes.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2021 (Unaudited)
These assets provide more potential for capital appreciation to offset inflation and higher taxes than ‘stable assets’ like cash, certificates of deposit, and bonds. In the U.S., we prefer to play the equity markets using a barbell approach to growth and value. We favor growth through mega-cap stocks, specifically those that lean towards software and services, while also selectively investing in more cyclical, value stocks. We believe this approach allows our portfolios to have proper exposures to both sides of the growth versus value trade, while not overexposing us to low-quality, value names or telecommunication stocks, which we believe at the aggregate are over-valued.
Internationally, we believe that the potential for a reacceleration in global growth lends itself to value investing. However, we also believe that this excludes developed international energy stocks. It is our view that these stocks are less positioned to take advantage of high oil prices than their U.S. or emerging counterparts. From a country standpoint, we prefer the United Kingdom, France, Germany, and Japan, with a partially hedged position in Yen and Euro denominated assets. In EMs, our highest conviction is an underweight to China. We believe that the Communist Party’s recent actions have signaled an aversion to free market economics that we believe are required to be a viable investment. As such, we have allocated capital away from Chinese equites toward South Korea and Saudi Arabian energy equities.
On the currency front, we view the Yen and Euro as slightly overvalued and have initiated a currency hedge on a portion of our portfolio’s holdings, where appropriate.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2021 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$1,074.10	0.83%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$1,076.30	0.83%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$927.20	0.95%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 95.5%
	Australia – 3.4%
76,674	ALS Ltd.	$761,926
70,051	BHP Group Ltd.	1,927,615
8,923	CSL Ltd.	2,016,987
127,589	Fortescue Metals Group Ltd.	1,336,985
		6,043,513
	Austria – 0.5%
28,613	EVN AG	807,070
	Cayman Islands – 1.7%
528,630	Xinyi Glass Holdings Ltd.	1,491,348
674,916	Xinyi Solar Holdings Ltd.	1,412,201
		2,903,549
	Denmark – 4.6%
722	AP Moller - Maersk A.S., Class A	1,976,945
2,831	Genmab A.S. (b)	1,268,781
34,291	Novo Nordisk A.S., Class B	3,753,093
15,305	Novozymes A.S., Class B	1,125,458
		8,124,277
	Finland – 0.6%
19,120	Neste Oyj	1,065,130
	France – 10.1%
15,022	BioMerieux	1,911,066
36,680	BNP Paribas S.A.	2,455,080
45,688	Bouygues S.A.	1,848,536
56,880	Bureau Veritas S.A.	1,805,585
5,895	Danone S.A.	384,004
1,150	Hermes International	1,821,943
3,060	Kering S.A.	2,292,917
54,432	Metropole Television S.A.	1,199,320
15,813	Schneider Electric SE	2,721,866
91,221	Vivendi SE	1,174,202
		17,614,519
	Germany – 10.4%
11,690	Continental AG (b)	1,371,905
26,842	Daimler AG	2,660,457
8,459	Hapag-Lloyd AG (c) (d)	1,817,843
19,862	HeidelbergCement AG	1,495,645
11,314	Nemetschek SE	1,297,435
11,815	SAP SE	1,711,638
1,886	Sartorius AG (Preference Shares)	1,221,793
18,379	Siemens AG	2,980,406
34,212	TLG Immobilien AG (b)	1,251,728
5,792	Volkswagen AG	1,880,111
5,567	Zalando SE (b) (c) (d)	525,004
		18,213,965
	Israel – 0.7%
10,064	Check Point Software Technologies Ltd. (b)	1,203,654
	Italy – 2.7%
246,206	A2A S.p.A.	517,429
48,920	Azimut Holding S.p.A.	1,407,567
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Italy (Continued)
130,656	BPER Banca	$286,142
21,066	Recordati Industria Chimica e Farmaceutica S.p.A.	1,317,946
226,771	Snam S.p.A.	1,283,735
		4,812,819
	Japan – 22.9%
25,000	Anritsu Corp.	413,468
38,100	Chugai Pharmaceutical Co., Ltd.	1,419,703
2,800	Daikin Industries Ltd.	611,467
38,800	Daiwa House Industry Co., Ltd.	1,276,936
242,700	Daiwa Securities Group, Inc.	1,360,057
2,300	Hoya Corp.	337,508
59,100	ITOCHU Corp.	1,681,090
74,000	Japan Exchange Group, Inc.	1,748,796
22,600	Kao Corp.	1,275,197
22,300	Kikkoman Corp.	1,823,523
73,600	Mitsubishi Chemical Holdings Corp.	608,754
78,600	Mitsubishi Electric Corp.	1,051,678
289,218	Mitsubishi UFJ Financial Group, Inc., ADR	1,593,591
20,500	NEC Corp.	1,046,808
48,200	Nihon M&A Center Holdings, Inc.	1,473,806
2,225	Nintendo Co., Ltd.	979,996
18,800	Nissan Chemical Corp.	1,044,124
49,500	Nomura Research Institute Ltd.	1,971,748
102,200	ORIX Corp.	2,022,031
40,700	Recruit Holdings Co., Ltd.	2,703,930
54,000	SBI Holdings, Inc.	1,393,885
5,400	Shimano, Inc.	1,496,223
83,500	Shinsei Bank Ltd.	1,380,983
26,500	Sony Group Corp.	3,055,144
15,600	Sumitomo Realty & Development Co., Ltd.	562,544
40,400	Suzuki Motor Corp.	1,798,903
5,500	Tokyo Electron Ltd.	2,550,340
51,900	Yamaha Motor Co., Ltd.	1,441,224
		40,123,457
	Jersey – 2.0%
14,079	Ferguson PLC	2,118,496
427,989	Man Group PLC	1,362,981
		3,481,477
	Luxembourg – 1.7%
152,514	B&M European Value Retail S.A.	1,321,634
14,764	Eurofins Scientific SE	1,739,829
		3,061,463
	Netherlands – 4.7%
750	Adyen N.V. (b) (c) (d)	2,263,304
5,458	ASML Holding N.V.	4,419,768
2,667	Ferrari N.V.	632,026
8,280	Wolters Kluwer N.V.	867,577
		8,182,675
	New Zealand – 1.4%
53,409	Fisher & Paykel Healthcare Corp., Ltd.	1,194,497

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	New Zealand (Continued)
360,292	Spark New Zealand Ltd.	$1,178,615
		2,373,112
	Spain – 2.4%
590,864	CaixaBank S.A.	1,697,351
45,119	EDP Renovaveis S.A.	1,256,997
60,082	Red Electrica Corp. S.A.	1,250,881
		4,205,229
	Sweden – 3.3%
55,171	Indutrade AB	1,605,407
74,743	Investor AB, Class A	1,727,758
47,783	Lifco AB, Class B	1,391,538
39,986	Swedish Orphan Biovitrum AB (b)	1,084,855
		5,809,558
	Switzerland – 8.0%
5,936	Kuehne + Nagel International AG	1,869,101
43,183	Nestle S.A.	5,698,307
11,074	Roche Holding AG	4,282,164
3,567	Roche Holding AG	1,531,052
40,015	UBS Group AG	727,446
		14,108,070
	United Kingdom – 14.4%
104,454	3i Group PLC	1,949,845
34,532	Admiral Group PLC	1,356,327
19,575	Ashtead Group PLC	1,640,581
803,534	Barclays PLC	2,224,096
13,612	Croda International PLC	1,761,903
69,298	Evraz PLC	589,512
140,429	GlaxoSmithKline PLC	2,899,289
45,586	Imperial Brands PLC	962,003
14,316	Intertek Group PLC	959,036
124,699	JD Sports Fashion PLC	1,856,746
48,836	RELX PLC	1,513,133
228,446	Rentokil Initial PLC	1,839,572
65,581	Rightmove PLC	620,537
29,072	Rio Tinto PLC	1,814,463
68,575	Sage Group (The) PLC	667,074
43,352	SSE PLC	975,078
30,706	Unilever PLC	1,643,928
		25,273,123
	Total Common Stocks	167,406,660
	(Cost $139,649,945)
REAL ESTATE INVESTMENT TRUSTS (a) – 3.1%
	Australia – 1.0%
106,596	Goodman Group	1,756,092
	Belgium – 0.9%
33,085	Warehouses De Pauw CVA	1,506,902
	United Kingdom – 1.2%
90,759	Safestore Holdings PLC	1,492,983
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	United Kingdom (Continued)
37,754	Segro PLC	$667,812
		2,160,795
	Total Real Estate Investment Trusts	5,423,789
	(Cost $3,919,969)
EXCHANGE-TRADED FUNDS (a) – 0.7%
	United States – 0.7%
16,600	iShares Core MSCI EAFE ETF	1,270,066
	(Cost $1,275,212)
	Total Investments – 99.3%	174,100,515
	(Cost $144,845,126) (e)
	Net Other Assets and Liabilities – 0.7%	1,216,365
	Net Assets – 100.0%	$175,316,880

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2021	Sale Value as of 10/31/2021	Unrealized Appreciation/ (Depreciation)
11/30/21	BBH	USD	11,598,000	EUR	9,983,258	$ 11,598,000	$ 11,546,932	$ 51,068
11/30/21	BBH	USD	7,640,000	JPY	868,717,660	7,640,000	7,623,444	16,556
Net Unrealized Appreciation / (Depreciation)								$67,624

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $146,025,539. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $30,513,983 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,371,383. The net unrealized appreciation was $28,142,600. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 167,406,660	$ 167,406,660	$ —	$ —
Real Estate Investment Trusts*	5,423,789	5,423,789	—	—
Exchange-Traded Funds*	1,270,066	1,270,066	—	—
Total Investments	174,100,515	174,100,515	—	—
Forward Foreign Currency Contracts**	67,624	—	67,624	—
Total	$ 174,168,139	$ 174,100,515	$ 67,624	$—

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

Currency Exposure Diversification	% of Total Investments†
EUR	26.8%
GBP	18.5
JPY	17.7
USD	13.4
CHF	8.1
DKK	4.7
AUD	4.5
SEK	3.3
HKD	1.7
NZD	1.3
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 97.3%
	Australia – 0.9%
2,959	Rio Tinto Ltd.	$200,977
	Denmark – 5.5%
511	Genmab A.S. (b)	229,017
5,687	Novo Nordisk A.S., Class B	622,433
2,573	Novozymes A.S., Class B	189,206
1,558	Pandora A.S.	217,563
		1,258,219
	Finland – 1.0%
7,385	Fortum Oyj	219,402
	France – 16.6%
2,607	Amundi S.A. (c) (d)	232,205
1,484	Arkema S.A.	202,773
1,618	BioMerieux	205,838
3,227	Bureau Veritas S.A.	102,437
119	Christian Dior SE	93,200
8,796	Electricite de France S.A.	129,441
1,356	EssilorLuxottica S.A.	280,432
218	Hermes International	345,377
360	Kering S.A.	269,755
2,623	Legrand S.A.	285,753
1,054	L’Oreal S.A.	481,217
887	LVMH Moet Hennessy Louis Vuitton SE	694,382
1,050	Sanofi	104,909
393	Sartorius Stedim Biotech	216,341
980	Schneider Electric SE	168,686
		3,812,746
	Germany – 16.2%
2,673	Bechtle AG	200,231
4,163	Daimler AG	412,618
20,723	Deutsche Bank AG (b)	267,011
4,826	Deutsche Post AG	298,580
22,813	E.ON SE	289,194
2,406	HeidelbergCement AG	181,176
7,868	Infineon Technologies AG	367,409
729	Nemetschek SE	83,598
1,567	Puma SE	194,369
2,261	SAP SE	327,551
2,974	Siemens AG	482,275
3,648	TAG Immobilien AG	110,825
5,693	TLG Immobilien AG (b)	208,292
784	Volkswagen AG	254,490
561	Zalando SE (b) (c) (d)	52,906
		3,730,525
	Italy – 1.3%
50,263	A2A S.p.A.	105,633
6,423	Azimut Holding S.p.A.	184,808
		290,441
	Jersey – 2.4%
5,517	Experian PLC	252,708

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Jersey (Continued)
2,010	Ferguson PLC	$302,449
		555,157
	Luxembourg – 1.9%
21,851	B&M European Value Retail S.A.	189,353
2,028	Eurofins Scientific SE	238,985
		428,338
	Netherlands – 10.1%
104	Adyen N.V. (b) (c) (d)	313,845
1,182	ASML Holding N.V.	957,157
3,423	ASR Nederland N.V.	160,100
1,621	BE Semiconductor Industries N.V.	147,961
1,527	Euronext N.V. (c) (d)	171,932
271	Ferrari N.V.	64,221
9,217	Koninklijke Ahold Delhaize N.V.	299,721
1,990	Wolters Kluwer N.V.	208,512
		2,323,449
	Spain – 4.1%
57,260	Banco Santander S.A., ADR	217,016
83,750	CaixaBank S.A.	240,585
61,633	Telefonica S.A.	268,212
50,839	Telefonica S.A., ADR (b)	221,150
		946,963
	Sweden – 7.4%
4,171	Atlas Copco AB, Class A	267,997
4,027	Atlas Copco AB, Class B	217,809
4,104	Industrivarden AB, Class C	133,280
6,703	Indutrade AB	195,049
10,773	Investor AB, Class A	249,028
10,803	Investor AB, Class B	248,942
6,264	Lifco AB, Class B	182,420
9,257	Volvo AB, Class B	215,494
		1,710,019
	Switzerland – 11.9%
335	Geberit AG	261,531
764	Kuehne + Nagel International AG	240,565
1,889	Logitech International S.A.	157,252
4,191	Nestle S.A.	553,032
1,954	Novartis AG	161,425
175	Partners Group Holding AG	305,332
884	Roche Holding AG	341,831
401	Roche Holding AG	172,120
340	Schindler Holding AG	87,191
62	SGS S.A.	183,373
806	Sika AG	272,892
		2,736,544
	United Kingdom – 18.0%
14,416	3i Group PLC	269,104
8,282	Anglo American PLC	315,378
895	AstraZeneca PLC	111,388
117,911	Barclays PLC	326,365
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
9,842	Barratt Developments PLC	$89,301
11,033	British American Tobacco PLC	384,502
5,256	Dunelm Group PLC	92,000
21,730	Evraz PLC	184,855
22,089	GlaxoSmithKline PLC	456,048
3,453	Hikma Pharmaceuticals PLC	113,745
6,769	IMI PLC	151,369
12,383	Imperial Brands PLC	261,319
2,036	Intertek Group PLC	136,393
54,031	Marks & Spencer Group PLC (b)	135,761
57,118	Melrose Industries PLC	123,351
11,393	RELX PLC	353,000
5,559	Rio Tinto PLC	346,952
12,396	SSE PLC	278,812
		4,129,643
	Total Common Stocks	22,342,423
	(Cost $22,616,522)
REAL ESTATE INVESTMENT TRUSTS (a) – 1.4%
	Belgium – 0.6%
3,279	Warehouses De Pauw CVA	149,347
	United Kingdom – 0.8%
58,447	Tritax Big Box REIT PLC	179,972
	Total Real Estate Investment Trusts	329,319
	(Cost $327,256)
	Total Investments – 98.7%	22,671,742
	(Cost $22,943,778) (e)
	Net Other Assets and Liabilities – 1.3%	294,454
	Net Assets – 100.0%	$22,966,196

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2021	Sale Value as of 10/31/2021	Unrealized Appreciation/ (Depreciation)
11/30/21	BBH	USD	2,246,000	EUR	1,933,299	$ 2,246,000	$ 2,236,110	$ 9,890

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $22,962,575. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $387,331 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $668,274. The net unrealized depreciation was $280,943. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 22,342,423	$ 22,342,423	$ —	$ —
Real Estate Investment Trusts*	329,319	329,319	—	—
Total Investments	22,671,742	22,671,742	—	—
Forward Foreign Currency Contracts**	9,890	—	9,890	—
Total	$ 22,681,632	$ 22,671,742	$ 9,890	$—

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

Currency Exposure Diversification	% of Total Investments†
EUR	39.9%
GBP	22.3
CHF	12.1
USD	11.8
SEK	7.5
DKK	5.5
AUD	0.9
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
SEK	Swedish Krona
USD	United States Dollar
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 96.3%
	Argentina – 0.7%
29,638	Grupo Financiero Galicia S.A., ADR	$315,052
	Bermuda – 1.7%
108,343	China Gas Holdings Ltd.	270,980
2,114,856	Gemdale Properties & Investment Corp., Ltd.	206,579
116,389	Hopson Development Holdings Ltd.	317,880
		795,439
	Brazil – 6.7%
83,861	Cia Siderurgica Nacional S.A., ADR	342,153
88,433	CPFL Energia S.A.	412,253
82,814	Equatorial Energia S.A.	335,728
117,312	Itau Unibanco Holding S.A., ADR	477,460
48,693	Petroleo Brasileiro S.A., ADR	478,165
50,365	Petroleo Brasileiro S.A., ADR	484,008
15,580	Vale S.A.	197,683
35,835	Vale S.A., ADR	456,179
		3,183,629
	Cayman Islands – 17.8%
35,400	ANTA Sports Products Ltd.	553,260
268,241	Asia Cement China Holdings Corp.	204,443
4,650	Autohome, Inc., ADR	182,977
56,101	China Conch Venture Holdings Ltd.	273,998
348,973	China Resources Cement Holdings Ltd.	294,231
518,495	Country Garden Holdings Co., Ltd.	487,141
31,754	ENN Energy Holdings Ltd.	549,741
10,519	Hello Group, Inc., ADR	130,961
177,444	Logan Group Co., Ltd.	178,117
11,605	Meituan, Class B (b) (c) (d)	402,122
387,672	Seazen Group Ltd.	307,427
694,000	Sino Biopharmaceutical Ltd.	513,777
79,219	Sunac China Holdings Ltd.	170,646
22,306	Sunny Optical Technology Group Co., Ltd.	602,625
40,089	Tencent Holdings Ltd.	2,478,351
16,176	Vipshop Holdings Ltd., ADR (b)	180,524
236,000	Yadea Group Holdings Ltd. (c) (d)	406,452
57,535	Zhongsheng Group Holdings Ltd.	520,222
		8,437,015
	China – 3.2%
58,349	Anhui Conch Cement Co., Ltd., Class H	290,226
805,460	China Construction Bank Corp., Class H	547,636
55,939	China Life Insurance Co., Ltd., Class H	97,492
124,375	Guangzhou R&F Properties Co., Ltd., Class H	78,009
69,317	Shanghai Baosight Software Co., Ltd., Class B	277,060
114,352	Weichai Power Co., Ltd., Class H	205,468
		1,495,891
	Colombia – 0.6%
361,955	Ecopetrol S.A.	273,648
	Cyprus – 1.1%
5,187	TCS Group Holding PLC, GDR (c)	531,149
	Hong Kong – 2.3%
339,997	CSPC Pharmaceutical Group Ltd.	355,707

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hong Kong (Continued)
536,000	Lenovo Group Ltd.	$582,811
128,758	Sinotruk Hong Kong Ltd.	177,734
		1,116,252
	India – 17.1%
14,000	Asian Paints Ltd.	579,603
29,330	Aurobindo Pharma Ltd.	270,009
86,479	Bharat Petroleum Corp., Ltd.	482,394
6,880	Britannia Industries Ltd.	337,724
49,562	Dabur India Ltd.	387,759
8,378	Divi’s Laboratories Ltd.	576,218
37,060	HCL Technologies Ltd.	566,061
5,984	HDFC Asset Management Co., Ltd. (c) (d)	211,546
19,839	Hindustan Unilever Ltd.	634,040
22,464	Housing Development Finance Corp., Ltd.	853,396
41,972	Infosys Ltd.	934,798
22,108	Infosys Ltd., ADR	492,566
3,661	Jubilant Foodworks Ltd.	180,373
5,850	Reliance Industries Ltd.	198,141
37,910	Sun TV Network Ltd.	284,017
16,029	Tata Consultancy Services Ltd.	727,319
25,870	Vedanta Ltd., ADR	408,487
		8,124,451
	Indonesia – 0.7%
513,551	Indofood CBP Sukses Makmur Tbk PT	318,987
	Israel – 1.1%
13,813	Mizrahi Tefahot Bank Ltd.	501,561
	Malaysia – 0.9%
164,088	Supermax Corp. Bhd	76,080
504,300	Top Glove Corp. Bhd	331,248
		407,328
	Mexico – 2.6%
769,949	America Movil S.A.B. de C.V., Series L	685,505
163,430	Wal-Mart de Mexico S.A.B. de C.V.	569,401
		1,254,906
	Poland – 0.7%
14,445	Asseco Poland S.A.	355,726
	Russia – 3.1%
12,380	MMC Norilsk Nickel PJSC, ADR	387,370
60,773	Rosneft Oil Co. PJSC	545,690
24,237	Severstal PAO	550,736
		1,483,796
	South Africa – 4.7%
4,721	Capitec Bank Holdings Ltd.	527,510
37,048	Exxaro Resources Ltd.	405,648
39,337	Impala Platinum Holdings Ltd.	509,874
14,908	Kumba Iron Ore Ltd.	453,047
36,261	Vodacom Group Ltd.	321,851
		2,217,930
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea – 15.4%
4,570	Coway Co., Ltd.	$310,520
21,774	Daishin Securities Co., Ltd	387,574
8,341	Kia Corp.	607,436
4,234	KIWOOM Securities Co., Ltd.	380,446
2,684	Kumho Petrochemical Co., Ltd.	395,060
976	LG Chem Ltd.	698,246
936	Mirae Asset Securities Co., Ltd.	6,953
35,379	NH Investment & Securities Co., Ltd.	398,129
37,306	Samsung Electronics Co., Ltd.	2,228,367
12,791	Samsung Electronics Co., Ltd. (Preference Shares)	700,547
9,768	Samsung Securities Co., Ltd.	395,802
8,880	SK Hynix, Inc.	782,714
		7,291,794
	Taiwan – 14.4%
29,718	Accton Technology Corp.	260,220
162,209	Evergreen Marine Corp. Taiwan Ltd.	580,391
23,823	IBF Financial Holdings Co., Ltd.	13,621
9,914	International Games System Co., Ltd.	254,548
5,550	MediaTek, Inc.	182,216
29,681	Realtek Semiconductor Corp.	532,600
175,653	Taiwan Semiconductor Manufacturing Co., Ltd.	3,726,748
4,241	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	482,202
20,968	United Integrated Services Co., Ltd.	138,361
307,149	United Microelectronics Corp.	640,619
		6,811,526
	Turkey – 1.5%
372,054	Turk Telekomunikasyon A.S.	291,405
320,618	Turkiye Sise ve Cam Fabrikalari A.S.	288,803
310,517	Turkiye Vakiflar Bankasi TAO, Class D (b)	111,106
		691,314
	Total Common Stocks	45,607,394
	(Cost $37,962,270)
EXCHANGE-TRADED FUNDS (a) – 4.1%
	United States – 4.1%
15,614	iShares Core MSCI Emerging Markets ETF	974,782
22,622	iShares MSCI Saudi Arabia ETF	978,175
	Total Exchange-Traded Funds	1,952,957
	(Cost $1,975,738)
	Total Investments – 100.4%	47,560,351
	(Cost $39,938,008) (e)
	Net Other Assets and Liabilities – (0.4)%	(187,873)
	Net Assets – 100.0%	$47,372,478

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2021
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $40,014,581. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $10,884,729 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,338,959. The net unrealized appreciation was $7,545,770.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 45,607,394	$ 45,607,394	$ —	$ —
Exchange-Traded Funds*	1,952,957	1,952,957	—	—
Total Investments	$ 47,560,351	$ 47,560,351	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	23.3%
United States Dollar	15.9
South Korean Won	15.3
Indian Rupee	15.2
New Taiwan Dollar	13.3
South African Rand	4.7
Mexican Peso	2.6
Russian Ruble	2.3
Brazilian Real	2.0
Turkish Lira	1.4
Israeli Shekel	1.1
Malaysian Ringgit	0.9
Polish Zloty	0.7
Indonesian Rupiah	0.7
Colombian Peso	0.6
Total	100.0%
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2021
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 174,100,515	$ 22,671,742	$ 47,560,351
Cash	1,792,069	107,613	—
Foreign currency	15,954	2,963	2,438,977
Unrealized appreciation on forward foreign currency contracts	67,624	9,890	—
Receivables:
Dividend reclaims	604,559	176,444	3,473
Dividends	138,366	14,861	99,468
Investment securities sold	44,005	209,287	1,870,717
Prepaid foreign capital gains tax	—	—	602
Total Assets	176,763,092	23,192,800	51,973,588
LIABILITIES:
Due to authorized participant	34,551	209,292	—
Due to custodian	—	—	3,343,122
Payables:
Investment securities purchased	1,275,212	—	950,964
Investment advisory fees	120,396	17,312	38,816
Deferred foreign capital gains tax	—	—	268,208
Other liabilities	16,053	—	—
Total Liabilities	1,446,212	226,604	4,601,110
NET ASSETS	$175,316,880	$22,966,196	$47,372,478
NET ASSETS consist of:
Paid-in capital	$ 213,416,924	$ 38,983,002	$ 62,469,331
Par value	24,174	3,000	7,000
Accumulated distributable earnings (loss)	(38,124,218)	(16,019,806)	(15,103,853)
NET ASSETS	$175,316,880	$22,966,196	$47,372,478
NET ASSET VALUE, per share	$72.52	$76.55	$67.67
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,417,387	300,002	700,002
Investments, at cost	$144,845,126	$22,943,778	$39,938,008
Foreign currency, at cost (proceeds)	$15,938	$2,978	$2,438,960

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2021
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 4,658,940	$ 487,944	$ 1,852,001
Interest	48	11	25
Foreign withholding tax	(386,804)	(53,300)	(184,904)
Other	31	66	28
Total investment income	4,272,215	434,721	1,667,150
EXPENSES:
Investment advisory fees	1,351,548	169,960	504,464
Total expenses	1,351,548	169,960	504,464
NET INVESTMENT INCOME (LOSS)	2,920,667	264,761	1,162,686
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	14,665,293	(43,144)	2,849,099
In-kind redemptions	5,169,717	7,466,757	459,185
Foreign currency transactions	36,102	13,682	5,713
Foreign capital gains tax	—	—	601
Net realized gain (loss)	19,871,112	7,437,295	3,314,598
Net change in unrealized appreciation (depreciation) on:
Investments	22,618,243	(1,023,853)	1,580,649
Forward foreign currency contracts	67,624	9,890	—
Foreign currency translation	(19,033)	(5,577)	(7,805)
Deferred foreign capital gains tax	—	—	(262,471)
Net change in unrealized appreciation (depreciation)	22,666,834	(1,019,540)	1,310,373
NET REALIZED AND UNREALIZED GAIN (LOSS)	42,537,946	6,417,755	4,624,971
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 45,458,613	$ 6,682,516	$ 5,787,657
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Developed International ETF (RFDI)		First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 2,920,667	$ 2,511,497	$ 264,761	$ 431,351
Net realized gain (loss)	19,871,112	(23,237,508)	7,437,295	(3,230,185)
Net change in unrealized appreciation (depreciation)	22,666,834	7,324,702	(1,019,540)	1,137,457
Net increase (decrease) in net assets resulting from operations	45,458,613	(13,401,309)	6,682,516	(1,661,377)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,850,031)	(3,529,632)	(420,473)	(536,232)
Return of capital	—	—	—	—
Total distributions to shareholders	(2,850,031)	(3,529,632)	(420,473)	(536,232)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	12,917,390	7,194,088	62,017,714	—
Proceeds from shares issued through reorganization	8,762,219	—	—	—
Cost of shares redeemed	(20,020,290)	(104,447,692)	(62,042,949)	(19,739,261)
Net increase (decrease) in net assets resulting from shareholder transactions	1,659,319	(97,253,604)	(25,235)	(19,739,261)
Total increase (decrease) in net assets	44,267,901	(114,184,545)	6,236,808	(21,936,870)
NET ASSETS:
Beginning of period	131,048,979	245,233,524	16,729,388	38,666,258
End of period	$ 175,316,880	$ 131,048,979	$ 22,966,196	$ 16,729,388
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,400,002	4,250,002	300,002	650,002
Shares sold	200,000	150,000	800,000	—
Shares issued through reorganization	117,432	—	—	—
Shares redeemed	(300,047)	(2,000,000)	(800,000)	(350,000)
Shares outstanding, end of period	2,417,387	2,400,002	300,002	300,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2021	Year Ended 10/31/2020

$ 1,162,686	$ 1,103,272
3,314,598	(5,941,644)
1,310,373	5,412,789
5,787,657	574,417

(990,423)	(1,856,301)
—	(399,153)
(990,423)	(2,255,454)

—	3,087,604
—	—
(3,602,441)	(28,146,130)
(3,602,441)	(25,058,526)
1,194,793	(26,739,563)

46,177,685	72,917,248
$47,372,478	$ 46,177,685

750,002	1,200,002
—	50,000
—	—
(50,000)	(500,000)
700,002	750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
C
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 54.60	$ 57.70	$ 55.84	$ 63.96	$ 51.36
Income from investment operations:
Net investment income (loss)	1.21	0.85	1.54	1.34	0.82
Net realized and unrealized gain (loss)	17.89	(2.84)	1.81	(8.00)	12.73
Total from investment operations	19.10	(1.99)	3.35	(6.66)	13.55
Distributions paid to shareholders from:
Net investment income	(1.18)	(1.11)	(1.49)	(1.44)	(0.71)
Net realized gain	—	—	—	(0.02)	(0.24)
Total distributions	(1.18)	(1.11)	(1.49)	(1.46)	(0.95)
Net asset value, end of period	$72.52	$54.60	$57.70	$55.84	$63.96
Total return (a)	35.11%	(3.45)%	6.12%	(10.65)%	26.60% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 175,317	$ 131,049	$ 245,234	$ 499,726	$ 444,522
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	1.79%	1.43%	2.51%	2.28%	1.86%
Portfolio turnover rate (c)	45%	96%	87%	133%	106%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 55.76	$ 59.49	$ 57.23	$ 65.25	$ 51.17
Income from investment operations:
Net investment income (loss)	0.98	0.96	1.78	1.48	0.82
Net realized and unrealized gain (loss)	21.31	(3.50)	2.20	(7.97)	14.86
Total from investment operations	22.29	(2.54)	3.98	(6.49)	15.68
Distributions paid to shareholders from:
Net investment income	(1.50)	(1.19)	(1.72)	(1.53)	(0.79)
Net realized gain	—	—	—	—	(0.81)
Total distributions	(1.50)	(1.19)	(1.72)	(1.53)	(1.60)
Net asset value, end of period	$76.55	$55.76	$59.49	$57.23	$65.25
Total return (a)	40.20%	(4.22)%	7.01%	(10.16)%	31.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 22,966	$ 16,729	$ 38,666	$ 88,706	$ 123,980
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	1.29%	1.59%	2.77%	2.45%	1.71%
Portfolio turnover rate (b)	50%	87%	81%	130%	110%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 61.57	$ 60.76	$ 56.40	$ 68.64	$ 56.27
Income from investment operations:
Net investment income (loss)	1.61	1.10	1.79	1.20	0.71
Net realized and unrealized gain (loss)	5.85	1.81	3.94	(11.87)	13.70
Total from investment operations	7.46	2.91	5.73	(10.67)	14.41
Distributions paid to shareholders from:
Net investment income	(1.36)	(1.73)	(1.37)	(1.18)	(0.77)
Net realized gain	—	—	—	(0.30)	(1.27)
Return of capital	—	(0.37)	—	(0.09)	—
Total distributions	(1.36)	(2.10)	(1.37)	(1.57)	(2.04)
Net asset value, end of period	$67.67	$61.57	$60.76	$56.40	$68.64
Total return (a)	12.01%	4.74%	10.32%	(15.92)%	26.49%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 47,372	$ 46,178	$ 72,917	$ 101,512	$ 75,506
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	2.19%	1.92%	2.60%	1.90%	1.56%
Portfolio turnover rate (b)	32%	89%	116%	126%	87%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of seventeen funds that are currently offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust RiverFront Dynamic Developed International ETF – (ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (ticker “RFEM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2021, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are valued daily, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in each Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 2,850,031	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	420,473	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	990,423	—	—
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 3,529,632	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	536,232	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	1,856,301	—	399,153

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
As of October 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$ 2,592,643	$ (68,361,413)	$ 27,644,552
First Trust RiverFront Dynamic Europe ETF	42,150	(15,787,044)	(274,912)
First Trust RiverFront Dynamic Emerging Markets ETF	176,153	(22,554,889)	7,274,883
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust RiverFront Dynamic Developed International ETF	$ 68,361,413
First Trust RiverFront Dynamic Europe ETF	15,787,044
First Trust RiverFront Dynamic Emerging Markets ETF	22,554,889
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust RiverFront Dynamic Developed International ETF	$ 1,296,264	$ (6,455,833)	$ 5,159,569
First Trust RiverFront Dynamic Europe ETF	27,416	(7,478,182)	7,450,766
First Trust RiverFront Dynamic Emerging Markets ETF	6,705	(465,499)	458,794
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On January 15, 2021, the Board of Trustees of RFDI approved a reorganization of RFDI with the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”). The merger was completed on August 27, 2021. RFDI was the surviving fund. Under the terms of the reorganization, which was tax-free, the assets of RFAP were transferred to, and the liabilities of RFAP were assumed by, RFDI in exchange for shares of RFDI. The cost of the investments received from RFAP was carried forward to RFDI for U.S. GAAP and tax purposes. The RFDI shares were then distributed to RFAP shareholders and the separate existence of RFAP ceased. When the reorganization occurred, the transactions were based on the relative NAVs of RFAP and RFDI.
The following table summarizes the asset transfers and conversion ratios for the reorganization.
Acquired Fund	Shares Redeemed	Net Assets on August 27, 2021	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain (Loss)	Share Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued	Net Assets on August 27, 2021*
RFAP	150,002	$8,762,219	$514,662	$(8,654,877)	0.782867	RFDI	117,432	$171,615,711
* Amount reflects net assets of RFDI prior to the reorganization.
The following table summarizes the operations of the Acquired Fund for the period November 1, 2020 to August 27, 2021, and the operations of RFDI, the Acquiring (Surviving) Fund, for the fiscal year ended October 31, 2021, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds’ pro-forma results of operations for the year ended October 31, 2021, assuming the acquisition had been completed on November 1, 2020.
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of RFAP that have been included in RFDI’s Statement of Operations since August 27, 2021.
	Net Investment Income	Net Realized and Change in Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Acquired Fund for the period November 1, 2020 to August 27, 2021 RFAP	$89,635	$1,793,143	$1,882,778
Acquiring Fund for the fiscal year ended October 31, 2021 RFDI	2,920,667	43,052,608	45,973,275
Combined Total	$3,010,302	$44,845,751	$47,856,053

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
5. Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 71,961,558	$ 71,398,770
First Trust RiverFront Dynamic Europe ETF	9,637,670	9,617,664
First Trust RiverFront Dynamic Emerging Markets ETF	16,867,115	17,475,848

For the fiscal year ended October 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 12,005,217	$ 19,574,218
First Trust RiverFront Dynamic Europe ETF	60,283,749	60,425,258
First Trust RiverFront Dynamic Emerging Markets ETF	—	2,198,788
6. Derivative Transactions
The following table presents the type of derivatives held by each fund at October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
			Asset Derivatives		Liability Derivatives
Fund	Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RFDI	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 67,624	Unrealized depreciation on forward foreign currency contracts	$ —
RFEU	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 9,890	Unrealized depreciation on forward currency currency contracts	$ —
The following table presents the amount of net change in unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	RFDI	RFEU
Currency Risk Exposure
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$67,624	$9,890
During the fiscal year ended October 31, 2021, the notional values of forward foreign currency contracts opened and closed were as follows:
	Opened	Closed
First Trust RiverFront Dynamic Developed International ETF	$19,238,000	$ —
First Trust RiverFront Dynamic Europe ETF	2,246,000	—
The Funds do not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
7. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%
For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust RiverFront Dynamic Developed International ETF	72.20%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	84.35%
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended October 31, 2021, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Developed International ETF	$ 4,599,645	$ 1.90	$ 294,289	$ 0.12
First Trust RiverFront Dynamic Europe ETF	478,865	1.60	44,749	0.15
First Trust RiverFront Dynamic Emerging Markets ETF	1,849,308	2.64	182,235	0.26
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that have been selected by a Fund’s Advisor or Sub-Advisor but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
    First Trust RiverFront Dynamic Europe ETF (RFEU)
    First Trust RiverFront Dynamic Developed International ETF (RFDI)
    First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for RFEU was below the median total (net) expense ratio of the peer funds in its Expense Group, that the unitary fee rate for RFEM was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for RFDI was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that RFEU’s Expense Group did not include any other actively-managed ETFs and that RFEM’s Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2020 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that RFEM underperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2020. The Board noted that RFEU outperformed its benchmark index for the one-year period ended December 31, 2020 but underperformed its benchmark index for the three-year period and its Performance Universe median for the one- and three-year periods ended December 31, 2020. The Board noted that RFDI outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2020 but underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that, although growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months. The Board also noted the Sub-Advisor’s recent investments in personnel and infrastructure to improve services to the Funds. The Board did not review the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Institutional Preferred Securities and Income ETF (FPEI)

Annual Report
For the Year Ended
October 31, 2021

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Institutional Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred Securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in Preferred Securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/21	Inception (8/22/17) to 10/31/21	Inception (8/22/17) to 10/31/21
Fund Performance
NAV	10.91%	5.82%	26.77%
Market Price	11.05%	5.87%	27.03%
Index Performance
Blended Benchmark(1)	8.34%	6.31%	29.22%
ICE BofA US Investment Grade Institutional Capital Securities Index	6.56%	5.87%	27.02%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Benchmark consists of a 45/40/15 blend of the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Benchmark is intended to reflect the proportional market cap of each segment within the institutional market. On July 6, 2021, the Fund’s benchmark changed from the ICE BofA US Investment Grade Institutional Capital Securities Index to the Blended Benchmark, because the Advisor believes that the Blended Benchmark better reflects the investment strategies of the Fund. The Blended Benchmark returns are calculated by using the monthly returns of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 45/40/15 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	78.9%
Energy	6.7
Utilities	6.5
Industrials	4.5
Consumer Staples	2.6
Communication Services	0.8
Total	100.0%

Credit Quality(2)	% of Total Investments
A	0.9%
BBB+	12.6
BBB	24.9
BBB-	28.5
BB+	21.5
BB	7.0
BB-	2.6
B+	1.2
Not Rated	0.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	2.7%
Barclays PLC	2.4
AerCap Holdings N.V.	2.2
Emera, Inc., Series 16-A	1.7
Enbridge, Inc., Series 16-A	1.7
Truist Financial Corp., Series N	1.7
Progressive (The) Corp., Series B	1.6
Southern California Edison Co., Series E	1.4
Land O’Lakes, Inc.	1.4
Wells Fargo & Co., Series L	1.4
Total	18.2%

Country Allocation	% of Total Investments
United States	52.0%
United Kingdom	9.8
France	6.1
Canada	5.4
Switzerland	5.0
Netherlands	4.2
Australia	3.0
Multinational	2.7
Italy	2.3
Spain	2.1
Bermuda	1.8
Japan	1.4
Germany	1.3
Mexico	1.0
Denmark	0.8
Finland	0.6
Sweden	0.3
Chile	0.2
Total	100.0%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Institutional Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Senior Vice President, Chief Strategist and Portfolio Manager
Commentary
Market Recap
The 12-month period ended October 31, 2021 was a far less volatile period for the preferred and hybrid securities market relative to the prior year. The beginning of the period was marked by another major leg of the market rebound following the volatility in the spring of 2020 driven by the coronavirus (“COVID-19”) pandemic. A second major leg of the rebound largely concluded by the end of the 2020 calendar year and provided over 450 bps of total return in the first two months of the period. The Fund’s Benchmark (the “Benchmark”) is a blend of the ICE BofA Investment Grade Institutional Capital Securities Index (“CIPS”), the ICE USD Contingent Capital Index (“CDLR”), and the ICE BofA US High Yield Institutional Capital Securities Index (“HIPS”), respectively. This time period coincided with President Joe Biden’s U.S. presidential election win, along with an anticipated increase in consumer spending and ending of the COVID-19 pandemic.
As the 2021 calendar year began, a number of headwinds surfaced, most notably a jump in Treasury yields. The 10-Year U.S. Treasury yield increased by over 80 bps in the first quarter of 2021. This led to some volatility in the preferred and hybrid securities market, with a larger pullback in the $25 par retail market compared to the $1,000 par institutional market.
U.S. Treasury yields rallied and consolidated over the following seven months of the fiscal year. This rate environment was supportive of the preferred and hybrid market in general, leading to further yield spread tightening. From a credit perspective, U.S. and European banks reported very strong results over the course of the fiscal year, leading equity analysts to lift 2021 fiscal year consensus earnings estimates by approximately 75% for U.S. banks and over 50% for European banks compared to beginning of year estimates. In addition to strong earnings, loan quality and capital trended well. Both the Federal Reserve (the “Fed”) and the European Central Bank echoed this strong performance by lifting restrictions on common equity distributions. Away from banks, other major sectors within preferreds, including insurance, utilities and real estate investment trusts demonstrated stable credit metrics and positive earnings trends, while rising oil prices provided a nice tail wind for the energy sector.
During the period, non-investment grade (“non-IG”) $1,000 par securities outperformed all other parts of the preferred and hybrid market, returning 13.13%, according to HIPS. European contingent convertible capital securities (“CoCos”) also performed well during the period, returning 8.61%, as measured by CDLR.  The investment-grade (“IG”) $1,000 par market significantly underperformed their non-IG counterparts during the risk-on period, returning 6.58%, according to CIPS. The $25 par retail market was the most volatile market segment for the period, but still managed to return 7.73%, according to the ICE BofA Core Plus Fixed Rate Preferred Securities Index.
Performance Analysis
For the 12-month period ended October 31, 2021, the net asset value (“NAV”) and market price total return for the Fund were 10.91% and 11.05%, respectively. This compares to a total return of 8.34% for the Fund’s Benchmark. The largest contributors to the Fund’s outperformance relative to the Benchmark during the period were the Fund’s overweight allocation to non-IG securities, security selection within non-U.S. bank CoCos, and security selection within IG securities. The Fund also benefited from its security selection within newly issued securities.

Portfolio Commentary (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2021 (Unaudited)
After the announcement of multiple vaccines with proven efficacy against COVID-19 early in the period and the subsequent reopening of the U.S. economy, non-IG securities outperformed all other parts of the preferred and hybrid market. As a result, the yield between IG and non-IG securities compressed significantly. The Fund benefited from its overweight allocation to non-IG securities relative to the Benchmark during the period. Specifically, the Fund’s overweight allocation to US pipelines, aircraft lessors and food and dairy issuers.
Returns within the IG segment of the market were also strong during the period, although they trailed all other segments of the $1,000 par institutional market. The Fund benefited from its superior security selection within its IG holdings versus the Benchmark during the period. This was due to a combination of factors, including security selection within IG insurers, allocation to floaters, which are not held in the Benchmark, and the Fund’s overweight allocation to higher reset variable rate securities. In general, the Fund has focused on remaining overweight to lower duration sensitive securities, such as shorter call securities and defensive variable rate securities, in order to offset the potential impact of rising interest rates.
Another area of outperformance for the Fund was its superior security selection within non-U.S. bank CoCos. Similar to U.S. banks, non-U.S. banks benefited from improved economic conditions, generally resulting in better-than-expected earnings and lower loan loss provisions than previously forecasted. The Fund’s holdings in United Kingdom, French, Swiss and Italian banks drove the outperformance in this market segment.
Finally, the new issuance market in fiscal year 2021 proved to be significantly more competitive than during the second or third quarter of 2020, as the demand for yield drove down coupons and spreads on new deals. However, the Fund managed to outperform versus the Benchmark within the primary market over the period. The Fund selectively focused on newly issued securities with the best combination of credit, relative valuation and structure.
Market and Fund Outlook
Looking ahead, we believe preferreds offer better relative value than most other fixed income due to the high yields, combined with the high credit quality of the issuers and intermediate to low duration profile. At the same time, with investor demand for yield leading to a tightening to near fair value for preferreds, in our opinion, we expect income to be the biggest driver of returns over the next 12 months.
With credit fundamentals stable, and the market fairly valued, in our view, we believe that interest rate volatility is the biggest potential risk heading into 2022. In our opinion, active management is beneficial in the current environment where a number of potential catalysts exist that could lead to higher interest rates including uncertainty over the composition of the Fed’s board. We believe that a dovish tilt to the makeup of the Fed’s leadership could result in steepening of the yield curve. Other catalysts for rate volatility also persist, such as tapering of the Fed’s bond purchase program, inflationary pressures and potential increases in federal spending and taxation. Given the confluence of factors potentially affecting interest rates, we have selectively sought out value in preferreds across the entire yield curve but maintain a bias towards the shorter end along with securities that contain a component of rate protection, such as variable rate securities. We will also focus on improving the composition of the Fund by reducing exposure to higher risk security structures and targeting relative value swaps in favor of improving security structure combined with improved valuation.

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Understanding Your Fund Expenses
October 31, 2021 (Unaudited)
As a shareholder of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$1,026.70	0.85%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
October 31, 2021
Shares	Description	Stated Rate	Stated Maturity	Value
$100 PAR PREFERRED SECURITIES – 0.2%
	Food Products – 0.2%
8,000	Dairy Farmers of America, Inc. (a)	7.88%	(b)	$804,000
	(Cost $807,000)
$1,000 PAR PREFERRED SECURITIES – 2.3%
	Banks – 2.2%
3,142	Bank of America Corp., Series L	7.25%	(b)	4,500,035
4,205	Wells Fargo & Co., Series L	7.50%	(b)	6,391,474
				10,891,509
	Food Products – 0.1%
400,000	Land O’ Lakes, Inc. (c)	7.25%	(b)	434,138
	Total $1,000 Par Preferred Securities			11,325,647
	(Cost $10,809,485)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 90.5%
	Banks – 40.2%
$4,950,000	Australia & New Zealand Banking Group Ltd. (a) (d) (e)	6.75%	(b)	5,697,178
1,145,000	Australia & New Zealand Banking Group Ltd. (c) (d) (e)	6.75%	(b)	1,317,832
3,600,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (d) (e)	6.50%	(b)	3,870,000
400,000	Banco Mercantil del Norte S.A. (c) (d) (e)	6.88%	(b)	406,750
900,000	Banco Mercantil del Norte S.A. (a) (d) (e)	7.50%	(b)	989,172
842,000	Banco Mercantil del Norte S.A. (a) (d) (e)	7.63%	(b)	925,796
1,400,000	Banco Mercantil del Norte S.A. (a) (d) (e)	8.38%	(b)	1,638,504
2,000,000	Banco Santander S.A. (d) (e)	4.75%	(b)	2,015,340
3,600,000	Banco Santander S.A. (c) (d) (e)	7.50%	(b)	3,902,533
2,400,000	Bank of America Corp., Series X (e)	6.25%	(b)	2,617,500
3,700,000	Bank of Nova Scotia (The) (e)	4.90%	(b)	3,957,816
2,300,000	Barclays PLC (d) (e)	4.38%	(b)	2,268,490
1,450,000	Barclays PLC (d) (e)	6.13%	(b)	1,594,551
2,000,000	Barclays PLC (d) (e)	7.75%	(b)	2,177,100
560,000	Barclays PLC (c) (d) (e)	7.88%	(b)	572,844
10,040,000	Barclays PLC (d) (e)	8.00%	(b)	11,200,875
700,000	BBVA Bancomer S.A. (a) (d) (e)	5.88%	09/13/34	762,290
2,300,000	BNP Paribas S.A. (a) (d) (e)	6.63%	(b)	2,492,625
4,000,000	BNP Paribas S.A. (a) (d) (e)	7.38%	(b)	4,592,780
4,358,000	CIT Group, Inc., Series A (e)	5.80%	(b)	4,439,712
2,195,000	Citigroup, Inc. (e)	3.88%	(b)	2,219,694
345,000	Citigroup, Inc. (e)	5.90%	(b)	357,938
1,281,000	Citigroup, Inc. (e)	5.95%	(b)	1,325,835
5,740,000	Citigroup, Inc., Series D (e)	5.35%	(b)	5,900,720
3,414,000	Citigroup, Inc., Series P (e)	5.95%	(b)	3,687,120
1,000,000	Citigroup, Inc., Series V (e)	4.70%	(b)	1,016,250
1,049,000	Citigroup, Inc., Series W (e)	4.00%	(b)	1,073,914
2,979,000	Citigroup, Inc., Series Y (e)	4.15%	(b)	2,996,874
1,120,000	Citizens Financial Group, Inc., Series F (e)	5.65%	(b)	1,230,600
1,170,000	Citizens Financial Group, Inc., Series G (e)	4.00%	(b)	1,181,700
1,358,000	CoBank ACB, Series I (e)	6.25%	(b)	1,526,053
800,000	Comerica, Inc. (e)	5.63%	(b)	885,000
400,000	Commerzbank AG (c) (d) (e)	7.00%	(b)	431,328
2,806,000	Credit Agricole S.A. (a) (d) (e)	6.88%	(b)	3,098,525
1,300,000	Credit Agricole S.A. (a) (d) (e)	7.88%	(b)	1,440,693
1,000,000	Credit Agricole S.A. (c) (d) (e)	7.88%	(b)	1,108,225

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2021
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$2,200,000	Credit Agricole S.A. (a) (d) (e)	8.13%	(b)	$2,640,944
2,400,000	Danske Bank A.S. (c) (d) (e)	4.38%	(b)	2,424,194
550,000	Danske Bank A.S. (c) (d) (e)	6.13%	(b)	584,031
850,000	Danske Bank A.S. (c) (d) (e)	7.00%	(b)	948,545
800,000	Farm Credit Bank of Texas, Series 3 (a) (e)	6.20%	(b)	880,000
1,100,000	Farm Credit Bank of Texas, Series 4 (a) (e)	5.70%	(b)	1,204,500
4,864,000	Fifth Third Bancorp, Series H (e)	5.10%	(b)	4,979,520
1,100,000	Fifth Third Bancorp, Series L (e)	4.50%	(b)	1,186,625
400,000	HSBC Holdings PLC (d) (e)	4.60%	(b)	398,452
2,000,000	HSBC Holdings PLC (d) (e)	6.00%	(b)	2,176,240
3,070,000	HSBC Holdings PLC (d) (e)	6.38%	(b)	3,343,829
3,000,000	HSBC Holdings PLC (d) (e)	6.38%	(b)	3,236,250
2,200,000	Huntington Bancshares, Inc., Series G (e)	4.45%	(b)	2,356,750
2,950,000	ING Groep N.V. (d) (e)	5.75%	(b)	3,205,042
1,400,000	ING Groep N.V. (d) (e)	6.50%	(b)	1,538,257
820,000	ING Groep N.V. (c) (d) (e)	6.88%	(b)	840,500
1,970,000	Intesa Sanpaolo S.p.A. (a) (d) (e)	7.70%	(b)	2,203,937
1,700,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (f)	3.60%	(b)	1,704,241
6,041,000	JPMorgan Chase & Co., Series Q (e)	5.15%	(b)	6,217,578
605,000	JPMorgan Chase & Co., Series R (e)	6.00%	(b)	632,754
5,424,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (f)	3.45%	(b)	5,426,744
475,000	JPMorgan Chase & Co., Series Z, 3 Mo. LIBOR + 3.80% (f)	3.93%	(b)	478,080
1,550,000	Lloyds Banking Group PLC (d) (e)	6.75%	(b)	1,772,557
5,638,000	Lloyds Banking Group PLC (d) (e)	7.50%	(b)	6,244,085
1,000,000	M&T Bank Corp. (e)	3.50%	(b)	985,000
2,341,000	M&T Bank Corp., Series G (e)	5.00%	(b)	2,440,492
600,000	Natwest Group PLC (d) (e)	6.00%	(b)	664,758
1,550,000	Natwest Group PLC (d) (e)	8.00%	(b)	1,819,336
2,425,000	Nordea Bank Abp (a) (d) (e)	6.63%	(b)	2,775,097
1,200,000	PNC Financial Services Group (The), Inc., Series T (e)	3.40%	(b)	1,186,500
1,000,000	Regions Financial Corp., Series D (e)	5.75%	(b)	1,106,250
200,000	Skandinaviska Enskilda Banken AB (c) (d) (e)	5.13%	(b)	212,371
3,800,000	Societe Generale S.A. (a) (d) (e)	5.38%	(b)	4,047,000
4,211,000	Societe Generale S.A. (a) (d) (e)	7.88%	(b)	4,650,207
400,000	Societe Generale S.A. (c) (d) (e)	7.88%	(b)	441,720
2,639,000	Societe Generale S.A. (a) (d) (e)	8.00%	(b)	3,077,087
3,800,000	Standard Chartered PLC (a) (d) (e)	4.30%	(b)	3,658,526
1,500,000	Standard Chartered PLC (a) (d) (e)	6.00%	(b)	1,634,250
1,400,000	SVB Financial Group, Series C (e)	4.00%	(b)	1,403,430
3,185,000	SVB Financial Group, Series D (e)	4.25%	(b)	3,200,527
1,000,000	Swedbank AB, Series NC5 (c) (d) (e)	5.63%	(b)	1,078,105
463,000	Texas Capital Bancshares, Inc. (e)	4.00%	05/06/31	482,564
7,800,000	Truist Financial Corp., Series N (e)	4.80%	(b)	8,112,000
1,028,000	Truist Financial Corp., Series P (e)	4.95%	(b)	1,118,207
3,850,000	UniCredit S.p.A. (c) (d) (e)	8.00%	(b)	4,213,998
600,000	UniCredit S.p.A. (a) (e)	7.30%	04/02/34	724,240
750,000	UniCredit S.p.A. (a) (e)	5.46%	06/30/35	821,456
1,184,000	US Bancorp (e)	3.70%	(b)	1,182,283
3,130,000	Wells Fargo & Co., Series BB (e)	3.90%	(b)	3,190,644
				197,769,860
	Capital Markets – 11.1%
4,820,000	Apollo Management Holdings L.P. (a) (e)	4.95%	01/14/50	4,993,454
500,000	Bank of New York Mellon (The) Corp., Series G (e)	4.70%	(b)	545,350
2,038,000	Charles Schwab (The) Corp., Series G (e)	5.38%	(b)	2,244,348
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2021
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$3,410,000	Charles Schwab (The) Corp., Series I (e)	4.00%	(b)	$3,513,664
4,170,000	Credit Suisse Group AG (a) (d) (e)	5.25%	(b)	4,342,012
1,500,000	Credit Suisse Group AG (a) (d) (e)	6.25%	(b)	1,617,015
3,100,000	Credit Suisse Group AG (a) (d) (e)	6.38%	(b)	3,382,875
314,000	Credit Suisse Group AG (a) (d) (e)	7.50%	(b)	343,045
4,150,000	Credit Suisse Group AG (a) (d) (e)	7.50%	(b)	4,421,825
4,000,000	Deutsche Bank AG (d) (e)	7.50%	(b)	4,380,000
3,200,000	EFG International AG (c) (d) (e)	5.50%	(b)	3,369,440
3,000,000	Goldman Sachs Group (The), Inc., Series Q (e)	5.50%	(b)	3,225,900
200,000	Goldman Sachs Group (The), Inc., Series R (e)	4.95%	(b)	211,000
765,000	Goldman Sachs Group (The), Inc., Series T (e)	3.80%	(b)	766,913
970,000	Goldman Sachs Group (The), Inc., Series U (e)	3.65%	(b)	965,150
1,593,000	Goldman Sachs Group (The), Inc., Series V (e)	4.13%	(b)	1,599,292
2,800,000	Morgan Stanley, Series H, 3 Mo. LIBOR + 3.61% (f)	3.73%	(b)	2,814,451
2,204,000	Morgan Stanley, Series M (e)	5.88%	(b)	2,521,183
3,334,000	State Street Corp., Series F (f)	3.71%	(b)	3,340,458
2,500,000	UBS Group AG (c) (d) (e)	6.88%	(b)	2,826,562
1,425,000	UBS Group AG (a) (d) (e)	7.00%	(b)	1,541,772
1,500,000	UBS Group AG (c) (d) (e)	7.00%	(b)	1,622,918
				54,588,627
	Consumer Finance – 0.9%
2,497,000	American Express Co. (e)	3.55%	(b)	2,513,543
1,932,000	Capital One Financial Corp., Series M (e)	3.95%	(b)	1,968,225
				4,481,768
	Diversified Financial Services – 2.7%
3,000,000	American AgCredit Corp. (a) (e)	5.25%	(b)	3,067,500
2,775,000	Ares Finance Co., III LLC (a) (e)	4.13%	06/30/51	2,853,234
2,250,000	Capital Farm Credit ACA, Series 1 (a) (e)	5.00%	(b)	2,334,375
650,000	Compeer Financial ACA (a) (e)	4.88%	(b)	659,750
650,000	Depository Trust & Clearing (The) Corp., Series D (a) (e)	3.38%	(b)	657,718
2,712,000	Voya Financial, Inc. (e)	5.65%	05/15/53	2,843,966
755,000	Voya Financial, Inc., Series A (e)	6.13%	(b)	804,075
				13,220,618
	Diversified Telecommunication Services – 0.8%
1,365,000	Koninklijke KPN N.V. (a) (e)	7.00%	03/28/73	1,449,425
2,326,000	Koninklijke KPN N.V. (c) (e)	7.00%	03/28/73	2,469,863
				3,919,288
	Electric Utilities – 4.0%
830,000	Duke Energy Corp. (e)	4.88%	(b)	883,120
6,962,000	Emera, Inc., Series 16-A (e)	6.75%	06/15/76	8,198,660
2,400,000	Enel S.p.A. (a) (e)	8.75%	09/24/73	2,715,480
1,428,000	Southern (The) Co., Series 21-A (e)	3.75%	09/15/51	1,454,361
6,500,000	Southern California Edison Co., Series E (e)	6.25%	(b)	6,542,040
				19,793,661
	Energy Equipment & Services – 0.4%
276,000	Transcanada Trust (e)	5.63%	05/20/75	293,940
1,600,000	Transcanada Trust (e)	5.50%	09/15/79	1,750,000
				2,043,940

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2021
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Food Products – 2.2%
$700,000	Dairy Farmers of America, Inc. (g)	7.13%	(b)	$710,500
1,400,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	1,618,610
6,146,000	Land O’Lakes, Inc. (a)	7.00%	(b)	6,486,489
1,490,000	Land O’Lakes, Inc. (a)	7.25%	(b)	1,617,164
535,000	Land O’Lakes, Inc. (a)	8.00%	(b)	580,539
				11,013,302
	Independent Power & Renewable Electricity Producers – 0.2%
1,100,000	AES Andes S.A. (a) (e)	6.35%	10/07/79	1,141,492
	Insurance – 15.7%
1,500,000	Allianz SE (a) (e)	3.50%	(b)	1,515,000
3,200,000	Asahi Mutual Life Insurance Co. (c) (e)	6.50%	(b)	3,430,432
3,200,000	Asahi Mutual Life Insurance Co. (c) (e)	7.25%	(b)	3,240,950
3,858,000	Assurant, Inc. (e)	7.00%	03/27/48	4,503,713
5,300,000	Assured Guaranty Municipal Holdings, Inc. (a) (e)	6.40%	12/15/66	5,888,129
1,700,000	Assured Guaranty Municipal Holdings, Inc. (c) (e)	6.40%	12/15/66	1,890,767
4,370,000	AXIS Specialty Finance LLC (e)	4.90%	01/15/40	4,621,865
1,332,000	Enstar Finance LLC (e)	5.75%	09/01/40	1,406,925
5,000,000	Global Atlantic Fin Co. (a) (e)	4.70%	10/15/51	5,154,712
1,464,000	Kuvare US Holdings, Inc. (a) (e)	7.00%	02/17/51	1,566,237
1,000,000	La Mondiale SAM (c) (e)	5.88%	01/26/47	1,136,353
5,250,000	Lancashire Holdings Ltd. (c) (e)	5.63%	09/18/41	5,706,199
1,200,000	Liberty Mutual Group, Inc. (a) (e)	4.13%	12/15/51	1,231,548
4,701,000	Markel Corp. (e)	6.00%	(b)	5,176,976
2,900,000	MetLife, Inc. (a)	9.25%	04/08/38	4,381,865
500,000	MetLife, Inc., Series G (e)	3.85%	(b)	520,000
400,000	PartnerRe Finance B LLC (e)	4.50%	10/01/50	427,587
3,200,000	Phoenix Group Holdings PLC (c) (e)	5.63%	(b)	3,362,640
3,500,000	Principal Financial Group, Inc., 3 Mo. LIBOR + 3.04% (f)	3.17%	05/15/55	3,484,313
7,114,000	Progressive (The) Corp., Series B (e)	5.38%	(b)	7,336,313
3,000,000	Prudential Financial, Inc. (e)	5.88%	09/15/42	3,106,230
2,200,000	QBE Insurance Group Ltd. (a) (e)	5.88%	(b)	2,409,000
1,000,000	QBE Insurance Group Ltd. (a) (e)	7.50%	11/24/43	1,107,500
200,000	QBE Insurance Group Ltd. (c) (e)	7.50%	11/24/43	221,500
2,850,000	QBE Insurance Group Ltd. (c) (e)	6.75%	12/02/44	3,190,076
300,000	QBE Insurance Group Ltd. (c) (e)	5.88%	06/17/46	336,282
999,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (f)	2.78%	12/15/65	971,829
				77,324,941
	Multi-Utilities – 2.0%
4,086,000	CenterPoint Energy, Inc., Series A (e)	6.13%	(b)	4,319,617
948,000	CMS Energy Corp. (e)	3.75%	12/01/50	945,535
180,000	Dominion Energy, Inc., Series B (e)	4.65%	(b)	192,150
906,000	NiSource, Inc. (e)	5.65%	(b)	960,360
3,000,000	Sempra Energy (e)	4.88%	(b)	3,244,230
				9,661,892
	Oil, Gas & Consumable Fuels – 6.0%
1,600,000	Buckeye Partners L.P. (e)	6.38%	01/22/78	1,465,432
5,352,000	DCP Midstream L.P., Series A (e)	7.38%	(b)	5,378,760
2,662,000	DCP Midstream Operating L.P. (a) (e)	5.85%	05/21/43	2,487,346
1,026,000	Enbridge, Inc. (e)	6.25%	03/01/78	1,133,350
7,398,000	Enbridge, Inc., Series 16-A (e)	6.00%	01/15/77	8,183,520
2,000,000	Enbridge, Inc., Series 20-A (e)	5.75%	07/15/80	2,253,000
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2021
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$1,395,000	Energy Transfer L.P., 3 Mo. LIBOR + 3.02% (f)	3.14%	11/01/66	$1,154,223
100,000	Energy Transfer L.P., Series B (e)	6.63%	(b)	97,250
1,013,000	Energy Transfer L.P., Series F (e)	6.75%	(b)	1,042,124
948,000	Energy Transfer L.P., Series H (e)	6.50%	(b)	983,550
4,715,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (f)	2.90%	06/01/67	4,391,622
1,241,000	Enterprise Products Operating LLC, Series D (e)	4.88%	08/16/77	1,226,023
				29,796,200
	Trading Companies & Distributors – 3.0%
9,900,000	AerCap Holdings N.V. (e)	5.88%	10/10/79	10,342,926
1,127,000	Air Lease Corp., Series B (e)	4.65%	(b)	1,167,854
2,940,000	Aircastle Ltd. (a) (e)	5.25%	(b)	3,028,200
				14,538,980
	Transportation Infrastructure – 1.3%
3,950,000	AerCap Global Aviation Trust (a) (e)	6.50%	06/15/45	4,242,320
2,000,000	BNSF Funding Trust I (e)	6.61%	12/15/55	2,288,100
				6,530,420
	Total Capital Preferred Securities			445,824,989
	(Cost $427,626,875)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 2.5%
	Insurance – 2.5%
11,900,342	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (a) (h)	7.63%	10/15/25	12,621,146
	(Cost $12,655,663)
CORPORATE BONDS AND NOTES – 0.5%
	Insurance – 0.5%
2,360,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	2,384,878
	(Cost $2,394,336)
Total Investments – 96.0%	472,960,660
(Cost $454,293,359) (i)
Net Other Assets and Liabilities – 4.0%	19,456,997
Net Assets – 100.0%	$492,417,657

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2021, securities noted as such amounted to $140,596,974 or 28.6% of net assets.
(b)	Perpetual maturity.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2021, securities noted as such amounted to $140,180,213 or 28.5% of net assets. Of these securities, 3.4% originated in emerging markets, and 96.6% originated in foreign markets.
(e)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(f)	Floating or variable rate security.

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2021
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $270,093 for Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.
(i)	Aggregate cost for federal income tax purposes was $452,987,321. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $20,797,540 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $824,201. The net unrealized appreciation was $19,973,339.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$100 Par Preferred Securities*	$ 804,000	$ —	$ 804,000	$ —
$1,000 Par Preferred Securities*	11,325,647	11,325,647	—	—
Capital Preferred Securities*	445,824,989	—	445,824,989	—
Foreign Corporate Bonds and Notes*	12,621,146	—	12,621,146	—
Corporate Bonds and Notes*	2,384,878	—	2,384,878	—
Total Investments	$ 472,960,660	$ 11,325,647	$ 461,635,013	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Assets and Liabilities
October 31, 2021
ASSETS:
Investments, at value (Cost $454,293,359)	$ 472,960,660
Cash	12,289,561
Receivables:
Interest	5,531,117
Fund shares sold	3,082,190
Interest reclaims	143,336
Dividends	56,949
Total Assets	494,063,813
LIABILITIES:
Payables:
Investment securities purchased	1,303,038
Investment advisory fees	343,118
Total Liabilities	1,646,156
NET ASSETS	$492,417,657
NET ASSETS consist of:
Paid-in capital	$ 475,762,153
Par value	240,000
Accumulated distributable earnings (loss)	16,415,504
NET ASSETS	$492,417,657
NET ASSET VALUE, per share	$20.52
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	24,000,002

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Operations
For the Year Ended October 31, 2021
INVESTMENT INCOME:
Interest	$ 19,342,471
Dividends	368,349
Foreign withholding tax	(678)
Total investment income	19,710,142
EXPENSES:
Investment advisory fees	3,073,489
Total expenses	3,073,489
NET INVESTMENT INCOME (LOSS)	16,636,653
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	2,321,122
Net change in unrealized appreciation (depreciation) on investments	14,036,111
NET REALIZED AND UNREALIZED GAIN (LOSS)	16,357,233
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 32,993,886
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statements of Changes in Net Assets
	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 16,636,653	$ 14,552,786
Net realized gain (loss)	2,321,122	(5,869,129)
Net change in unrealized appreciation (depreciation)	14,036,111	(921,636)
Net increase (decrease) in net assets resulting from operations	32,993,886	7,762,021
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(15,669,405)	(14,004,420)
Return of capital	(847,307)	(507,892)
Total distributions to shareholders	(16,516,712)	(14,512,312)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	191,421,574	98,406,079
Cost of shares redeemed	—	(42,314,739)
Net increase (decrease) in net assets resulting from shareholder transactions	191,421,574	56,091,340
Total increase (decrease) in net assets	207,898,748	49,341,049
NET ASSETS:
Beginning of period	284,518,909	235,177,860
End of period	$492,417,657	$284,518,909
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	14,700,002	11,850,002
Shares sold	9,300,000	5,100,000
Shares redeemed	—	(2,250,000)
Shares outstanding, end of period	24,000,002	14,700,002

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,				Period Ended 10/31/2017 (a)
	2021	2020	2019	2018
Net asset value, beginning of period	$ 19.36	$ 19.85	$ 18.75	$ 20.26	$ 20.00
Income from investment operations:
Net investment income (loss)	0.90	1.01	1.01	0.99	0.18
Net realized and unrealized gain (loss)	1.19	(0.50)	1.12	(1.47)	0.22
Total from investment operations	2.09	0.51	2.13	(0.48)	0.40
Distributions paid to shareholders from:
Net investment income	(0.88)	(0.97)	(1.00)	(1.03)	(0.14)
Return of capital	(0.05)	(0.03)	(0.03)	—	—
Total distributions	(0.93)	(1.00)	(1.03)	(1.03)	(0.14)
Net asset value, end of period	$20.52	$19.36	$19.85	$18.75	$20.26
Total return (b)	10.91%	2.76%	11.75%	(2.42)%	2.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 492,418	$ 284,519	$ 235,178	$ 93,757	$ 24,313
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	4.60%	5.22%	5.39%	5.36%	4.93% (c)
Portfolio turnover rate (d)	22%	48%	28%	25%	13%

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which trades under the ticker “FPEI” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2021, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	01/22/21 to 03/22/21	$700,000	$101.50	$700,250	$710,500	0.14%
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18 to 07/21/21	1,400,000	115.61	1,555,936	1,618,610	0.33
				$2,256,186	$2,329,110	0.47%

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$15,669,405	$14,004,420
Capital gains	—	—
Return of capital	847,307	507,892
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(3,557,835)
Net unrealized appreciation (depreciation)	19,973,339
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, the Fund had $3,557,835 of capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(104,067)	$102,307	$1,760

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $254,898,695 and $77,277,504, respectively.
For the fiscal year ended October 31, 2021, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021
Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Institutional Preferred Securities and Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2021, 2020, 2019, 2018, and the period from August 22, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2021, 2020, 2019, 2018, and for the period from August 22, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
24.68%	78.77%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
voting on such agreements.  At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
Expense Group.  With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for the one- and three-year periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one- and three-year periods ended December 31, 2020 and underperformed the benchmark index for the one- and three-year periods ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund.  The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor.  The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust.  Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Board of Trustees and Officers
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $223,500 for fiscal year ended October 31, 2020 and $209,000 for the fiscal year ended October 31, 2021.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020, and $0 for the fiscal year ended October 31, 2021.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020, and $0 for the fiscal year ended October 31, 2021.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $ $195,758 for fiscal year ended October 31, 2020 and $133,756 for the fiscal year ended October 31, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended October 31, 2020, and $0 for the fiscal year ended October 31, 2021.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020, and $0 for the fiscal year ended October 31, 2021.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020, and $0 for the fiscal year ended October 31, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Advisor and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for fiscal year ended October 31, 2020 were $195,758 for the registrant, $70,370 for the registrant’s investment advisor, $99,830 for the registrant’s distributor and $18,000 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment advisor and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF, and for the fiscal year ended October 31, 2021 were $133,756 for the registrant, $16,500 for the registrant’s investment advisor, $29,500 for the registrant’s distributor and $4,000 for Stonebridge.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 10, 2022

* Print the name and title of each signing officer under his or her signature.